[LOGO] WESTCORE FUNDS          SEMI-ANNUAL REPORT







                               [LOGO]




                               November 30, 2001



                               WESTCORE EQUITY FUNDS
                               Westcore MIDCO Growth Fund
                               Westcore Growth and Income Fund
                               Westcore Small-Cap Growth Fund
                               Westcore Select Fund
                               Westcore International Frontier Fund
                               Westcore International Select Fund
                               Westcore Blue Chip Fund
                               Westcore Mid-Cap Opportunity Fund
                               Westcore Small-Cap Opportunity Fund

                               WESTCORE BOND FUNDS
                               Westcore Flexible Income Fund
                               Westcore Plus Bond Fund
                               Westcore Colorado Tax-Exempt Fund

Westcore Funds are managed by
Denver Investment Advisors LLC.

                                Table of Contents


SHAREHOLDER LETTER ......................................................      1

MANAGER'S OVERVIEW ......................................................      4

     Westcore MIDCO Growth Fund .........................................      4

     Westcore Growth and Income Fund ....................................      8

     Westcore Small-Cap Growth Fund .....................................     12

     Westcore Select Fund ...............................................     16

     Westcore International Frontier Fund ...............................     20

     Westcore International Select Fund .................................     24

     Westcore Blue Chip Fund ............................................     28

     Westcore Mid-Cap Opportunity Fund ..................................     32

     Westcore Small-Cap Opportunity Fund ................................     36

     Westcore Flexible Income Fund ......................................     40

     Westcore Plus Bond Fund ............................................     44

     Westcore Colorado Tax-Exempt Fund ..................................     48

FINANCIAL STATEMENTS ....................................................     52






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                Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Shareholder Letter


DEAR FELLOW SHAREHOLDER:

     With the events of September still fresh in our minds, we are reminded every day just how difficult a period this has been for the economy and the markets. Recession. Unemployment. Profit warnings. Bankruptcies. While the attacks aggravated what was already a tenuous situation, the forces of economic contraction were clearly exerting considerable pressure prior to September 11. On the heels of one of the worst bear markets in our history, stocks were well into an 18-month downturn, having lost nearly 1/3 of their value. As the year ended, however, investors began to discount expectations for a new-year recovery. Renewed optimism pushed shares higher, bolstered by a more favorable interest rate environment that reached its lowest levels in nearly four decades. Although most economic indicators remain mixed, appearances of a silver lining are far too compelling to overlook.

BUSINESSES LOOKING TO THE OTHER SIDE OF THE RECESSION

     The tragedy of September 11 has mobilized the Federal Reserve and Congress, resulting in monetary and fiscal stimulus that should help jump-start the sluggish economy in the coming year. This jolt has also forced businesses to take the necessary steps to boost profitability in the face of declining revenue. For many companies, this has meant a concerted effort to reduce inventories, trim expenses and restructure work forces. While the attacks most likely increased the severity of the recession, these measures should facilitate as well as heighten the eventual recovery. Remember, all recessions have ended in a recovery and all bear markets have eventually reversed. History has also shown that the upward trend in both the economy and the markets is strongest immediately following a significant correction. Barring some other extraneous event, we believe we are well on the way.

STRONG RELATIVE PERFORMANCE OVER THE BEAR MARKET

     It has been our contention for some time that the overall market was shifting away from the indiscriminate outperformance and unsustainable valuations characterized by the technology boom of the late 1990s. In its place, we correctly anticipated the return of an environment where strong company fundamentals and reasonable valuations, not unproven concepts, would drive stock prices. As this shift has taken place, we have seen a dramatic leveling of the playing field, with the performance gap between "value" and "growth" investment styles closing

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
                               Shareholder Letter


substantially. Rather than predict when a given style will be in favor, recent market dynamics have provided ample evidence that both have a place in a diversified portfolio. For this reason, Westcore Funds provides a variety of choices across a full complement of asset classes and investment styles. Our steadfast commitment to bottom-up stock selection through intensive research, combined with our disciplined approach to valuation, has allowed us to capture strong relative performance for shareholders regardless of the market climate.

     This has been especially true for value funds. During the current bear market, as represented by the 18 months since our Annual Report dated May 31, 2000, returns for the Westcore Small-Cap Opportunity and Westcore Mid-Cap Opportunity Funds were meaningfully positive, outperforming their respective benchmarks. The Westcore Blue Chip Fund was down slightly for that same period, although it fared well versus its benchmark. Our domestic growth funds all finished down for this period, yet they too beat their respective benchmarks. Our bond funds were all up double digits over this time period despite heavy selling pressure in the bond markets recently. Looking ahead, we believe our strict focus on company fundamentals, valuations and business trends will continue to serve us well, especially if the headwinds of the past two years begin to dissipate.

     Keep in mind, though, that strong performance over the short-term is no substitute for a prudent long-term investment plan. Therefore, we believe it crucial that Westcore investors regularly review their risk tolerance and investment time horizons to ensure that their portfolio is properly diversified.

FIVE-STAR OPPORTUNITY

     Recently, we were pleased to learn that the Westcore Mid-Cap Opportunity Fund received a 5-Star Overall Morningstar Rating(TM)*--the highest possible rating--among 4,699 funds in the Domestic Equity Class for the period ended November 30, 2001. This comes in addition to the Westcore Growth and Income Fund and the Westcore Plus Bond Fund each maintaining a 4-Star Overall Morningstar Rating(TM)* for the period ended November 30, 2001, out of 4,699 funds in the Domestic Equity Class and 1,822 funds in the Taxable Bond Class, respectively. A more detailed discussion of each fund's performance and investment strategies over the past six months can be found in the following pages.

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
                               Shareholder Letter


     In closing, we thank you for the trust you've placed in Westcore Funds. Please feel free to contact us at 1-800-392-CORE (2673) with any questions you may have regarding your existing investments or any new investments you might wish to make.

     Sincerely,

         /s/ Jack D. Henderson                  /s/ Kenneth V. Penland


      [PHOTO OF JACK D. HENDERSON]            [PHOTO OF KENNETH V. PENLAND]


           Jack D. Henderson                    Kenneth V. Penland, CFA
                CHAIRMAN                               PRESIDENT

* (C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 11/30/01 and are subject to change every month. Ratings are based on a fund's three-, five- and (when available) ten-year average annual total returns in excess of 90-day Treasury bill returns, with adjustments for fees and a risk factor that measures fund performance below 90-day Treasury bill returns. The top 10% of the funds in a broad asset class receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% get 1 star. During periods on which ratings are based, service providers of the Fund waived fees. In the absence of fee waivers, performance would have been reduced. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

     Westcore Mid-Cap Opportunity Fund received 5 stars for the three-year period. Westcore Growth and Income Fund received 4, 4 and 3 stars for the three-, five-, and ten-year periods respectively. The total number of funds in the Domestic Equity Class for the three-, five- and ten-year periods were 4,699, 3,005, and 887, respectively. Westcore Plus Bond Fund received 4, 4, and 4 stars for the three-, five-, and ten-year periods, respectively. The total number of funds in the Taxable Bond Class for the three-, five-, and ten-year periods were 1,822, 1,347, and 440, respectively.

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
                               Manager's Overview


WESTCORE MIDCO GROWTH FUND

FUND OBJECTIVE: LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED GROWTH COMPANIES.


[PHOTO OF TODGER ANDERSON]

   /s/ Todger Anderson

   Todger Anderson, CFA
    PORTFOLIO MANAGER,
WESTCORE MIDCO GROWTH FUND

     The bear market continued to exert pressure on the Westcore MIDCO Growth Fund which declined 8.04% for the six months ended November 30, 2001. During this difficult and painful period, we outperformed both our benchmark and our peer group. The Russell Midcap Growth Index declined 11.57% and the Lipper Mid-Cap Growth Index declined 13.92%. Overall, our portfolio maintained a lower P/E ratio and a lower weighting in the technology sector than the benchmark, and these characteristics proved advantageous.

     We believe individual stock selection is the most important factor determining the portfolio's performance, and our analytical team has been doing a fine job. For example, six months ago Immunex Corp., a drug company which manufactures a treatment for rheumatoid arthritis called Enbrel, was added to the portfolio at a cost of $16 per share; and today Amgen Inc. is negotiating to buy the company for over $30 per share. This investment has been more rewarding than we expected given the short time frame, and demonstrates fine analytical work on the part of our team.

     At the moment, most investors are focused on the economy--and for good reason. The recession is severe, and the economic outlook for 2002 is fraught with uncertainty. However, we are hopeful that lower income taxes, interest rates, energy prices and inventory levels, in combination with a consumer who is still willing to spend, will turn the economy around. While the right actions have been taken, we aren't counting on an economic turnaround in the short run. Therefore, we are emphasizing companies that appear poised to grow earnings regardless of the

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4               Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]
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                               Manager's Overview


downturn in the economy. For example, we expect gourmet coffee retailer Starbucks Corp. to capitalize on aggressive expansion over the next five years. McCormick & Co. Inc., the leading provider of spices and seasonings, continues to improve its profitability through new products and global marketing. Guidant Corp., which specializes in medical devices for the treatment of cardiovascular and heart disease, has a number of exciting new products that should contribute to rapid earnings growth over the next few years.

     Our portfolio also holds companies benefiting from various aspects of this difficult economy. In the case of Cendant Corp., while revenue from its travel-related businesses is weak, its mortgage refinancing business is robust due to the favorable interest rate environment. Another example is Intuit Inc. where we expect demand for its income tax software to grow nicely because of numerous changes to the tax code.

      "...most investors are focused on the economy--and for good reason."

     One of the important philosophical beliefs we have is that we should "observe change early." Of course this is easier said than done, and it is important for one's observations to be correct. XM Satellite Radio, a recent addition to the portfolio, is a good example of being early and, hopefully, correct. The company provides 100 subscription-based radio stations to your car radio from two satellites for $10 per month. Today you have to go to an electronics store to have your car radio adapted for the service, but we expect that in the next few years auto manufacturers will provide these radios as original equipment. Based on our research, the superior sound quality should make this a popular product.

     In closing, it is my belief that we are close to the end of the bear market. It has lasted nearly two years, which has historically been the duration of a bear market. Although I doubt we will see a repeat of the inflated returns of the late 1990s, I am hopeful that many companies--especially mid-cap companies--should be able to grow earnings faster than the overall market.

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
                               Manager's Overview


WESTCORE MIDCO GROWTH FUND (WTMGX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR     10-YEAR        8/1/86
------------      --------     ------      ------     -------        ------
11/30/01          (8.04%)      (7.37%)      7.22%      11.59%        13.06%
12/31/01          (4.81%)     (10.45%)      8.33%      10.65%        13.31%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 8/1/86. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MIDCO GROWTH FUND, RUSSELL MIDCAP GROWTH INDEX AND LIPPER MID-CAP GROWTH INDEX

           Westcore Midco Growth Fund    Russell Midcap Growth Index   Lipper Mid-Cap Growth Index
           --------------------------    ---------------------------   ---------------------------
8/86                 $10,000.00                     $10,000.00                   $10,000.00
11/86                $10,230.00                     $10,262.00                   $ 9,926.00
11/87                $ 8,926.70                     $ 9,053.14                   $ 8,664.41
11/88                $10,662.05                     $11,139.88                   $10,358.30
11/89                $14,353.25                     $14,818.27                   $13,714.38
11/90                $14,292.97                     $13,786.92                   $11,889.00
11/91                $21,964.00                     $18,682.66                   $17,983.30
11/92                $25,511.19                     $22,604.15                   $20,991.91
11/93                $29,654.20                     $24,627.22                   $23,618.00
11/94                $30,161.29                     $24,715.88                   $24,024.23
11/95                $39,523.35                     $33,559.22                   $33,960.64
11/96                $46,428.08                     $40,120.05                   $39,095.49
11/97                $52,305.88                     $47,710.76                   $42,316.96
11/98                $52,938.78                     $51,623.04                   $43,264.86
11/99                $76,401.25                     $73,475.07                   $70,210.22
11/00                $71,221.24                     $72,255.39                   $66,383.76
11/01                $65,972.24                     $58,505.19                   $53,837.23

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 8/1/86.

Lipper Index data provided by Lipper Inc.

Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than in the Russell 1000 index.

Lipper Mid-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

An investment cannot be made directly in an index.

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6               Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]
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                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

+    3.66%     TENET HEALTHCARE CORP. (THC) - Owns or operates general hospitals and related healthcare facilities

+    3.49%     CENDANT CORP. (CD) - Provides real estate, travel, direct
               marketing and diversified consumer and business services to customers around the world

*    2.15%     OMNICARE INC. (OCR) - Provides professional pharmacy-related consulting and data management services

*    2.00%     APOGENT TECHNOLOGIES (AOT) - Designs, manufactures and markets value added laboratory and life science products for use in the clinical, research and industrial markets worldwide

*    1.83%     BIOGEN INC. (BGEN) - Develops, manufactures and markets drugs for human healthcare

*    1.78%     BED BATH & BEYOND INC. (BBBY) - Operates a chain of superstores that sell a variety of domestic merchandise and home furnishings

*    1.76%     COMMUNITY HEALTH SYSTEMS INC. (CYH) - Provides acute healthcare services in non-urban communities

*    1.75%     POLYCOM INC. (PLCM) - Develops, manufactures and markets group conferencing solutions

-    1.72%     METRO-GOLDWYN-MAYER INC. (MGM) - Produces and distributes
               entertainment products including motion pictures, television programming, home video, interactive media, music, licensed merchandise and a library of films and television

*    1.69%     BECTON DICKINSON & CO. (BDX) - Manufactures and sells a variety of medical supplies, devices and diagnostic systems

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 21.83%

+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS        2.26%
BASIC MATERIALS                                    0.90%
TECHNOLOGY                                        27.02%
HEALTHCARE                                        24.80%
CONSUMER CYCLICAL                                 15.79%
ENERGY                                             8.22%
SERVICES                                           8.08%
CREDIT SENSITIVE                                   7.22%
CAPITAL GOODS                                      2.75%
CONSUMER STAPLES                                   2.96%

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
                               Manager's Overview


WESTCORE GROWTH AND INCOME FUND

FUND OBJECTIVE: LONG-TERM TOTAL RETURN BY INVESTING IN EQUITY SECURITIES SELECTED FOR THEIR GROWTH POTENTIAL AND INCOME-PRODUCING ABILITIES.

[PHOTO OF MILFORD H. SCHULHOF, II]

   /s/ Milford H. Schulhof, II

     Milford H. Schulhof, II
        PORTFOLIO MANAGER,
 WESTCORE GROWTH AND INCOME FUND

     The markets continued to cut a downward path as a deteriorating economy, characterized by weak business conditions and soft corporate earnings, sent stocks lower. In the late summer there were signs pointing to a stabilizing economy. However, many things seemed to change with the events of September 11. Against this difficult backdrop, the Westcore Growth and Income Fund returned -9.47% for the six months ended November 30, 2001. While these results came close to the -8.66% return of our benchmark, the S&P 500 Index, the Fund convincingly outdistanced its peer group, the Lipper Multi-Cap Growth Index, which declined -15.09%.

     In the wake of the September tragedy, consumer spending, the lone holdout amid a significant economic slowdown, came to a screeching halt. Nearly 100,000 airline and aviation workers lost their jobs in a matter of days, while stocks endured their worst one-week slide since the Great Depression. Meanwhile, Washington and the Federal Reserve moved quickly to shore up the economy, approving a number of government spending bills and aggressively lowering interest rates. When uncertainty surrounding the nature and effectiveness of the U.S. military response abated, stocks staged a dramatic comeback, ending November with their biggest monthly gains since April.

     Through it all, our investment process never wavered. As always, we remained singularly focused on finding great companies whose attractive valuations accentuate their strong prospects for earnings and cash flow growth. To that end, we continued to employ our "barbell" approach, investing in large company stocks for their steady return potential and medium-sized company stocks for their higher growth potential. Over time it's proven to be a powerful, yet flexible

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8               Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]
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                               Manager's Overview


combination, allowing us to emphasize more aggressive or defensive strategies when conditions warrant.

     As it happened, conditions over the past six months prompted us to take a more defensive posture. For that reason, we greatly increased our healthcare exposure, which proved highly resistant to the current economic weakness. Several of our holdings in the sector, including hospital operator Tenet Healthcare Corp. and pharmaceutical company Abbott Laboratories, turned in solid growth driven largely by favorable pricing trends and margin improvements. Selected retail stocks, such as Wal-Mart Stores Inc. and Family Dollar Stores Inc., also benefited as more and more holiday shoppers looked for ways to stretch their dollars. In consumer staples, Hershey Foods Corp. advanced on the strength of its restructuring efforts which included cost cutting and margin expansion.

          "...conditions over the past six months prompted us to take a more defensive posture."

     In contrast, although underweighted in technology, we were unable to sidestep the negative and often indiscriminate pressure that plagued the sector. Energy and energy utilities also held back the Fund's performance, largely due to weakness caused by falling oil and natural gas prices and the well-documented demise of energy trader Enron Corp. Consumer finance companies, Capital One Financial Corp. and Household International Inc., took a turn for the worse on concerns that credit card defaults were on the rise. Other economically sensitive areas, such as media and advertising, experienced a similar fate on fears that ad spending would materially decline as the economy contracted.

     As we head into the new year, the markets and the economy continue to send a plethora of mixed messages. While stocks have shown resilience in the face of unrelenting pressure, we still could be in for some rocky times in the months ahead. Discounting projected 2002 earnings, valuations appear reasonable, but with little margin for error. We must also consider the monetary and fiscal stimuli already in place, and that stocks historically have anticipated a turn in the economy. Given that, I urge you not to throw in the towel. I believe it is only a matter of time before we see a meaningful recovery in the economy and the equity markets.

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
                               Manager's Overview


WESTCORE GROWTH AND INCOME FUND (WTEIX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR     10-YEAR       6/1/88
------------      --------     ------      ------     -------       ------
11/30/01          (9.47%)     (10.19%)     11.63%      12.04%       12.00%
12/31/01          (8.29%)     (13.49%)     12.21%      11.13%       12.03%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE GROWTH AND INCOME FUND, S&P 500 INDEX AND LIPPER MULTI-CAP GROWTH INDEX

          Westcore Growth & Income Fund      S&P 500 Index      Lipper Multi-Cap Growth Index
          -----------------------------      -------------      -----------------------------
6/88               $10,000.00                  $10,000.00                $10,000.00
11/88              $10,087.00                  $10,451.00                $10,215.00
11/89              $12,468.54                  $13,675.13                $13,524.66
11/90              $12,290.24                  $13,199.24                $11,724.53
11/91              $14,817.11                  $15,886.60                $17,734.52
11/92              $17,014.49                  $18,822.45                $20,701.51
11/93              $18,373.95                  $20,719.75                $23,291.26
11/94              $17,175.97                  $20,935.24                $23,691.87
11/95              $20,920.33                  $28,666.62                $33,490.83
11/96              $26,662.96                  $36,650.27                $38,554.65
11/97              $32,595.47                  $47,095.60                $41,731.55
11/98              $33,149.59                  $58,238.42                $42,666.34
11/99              $44,622.67                  $70,416.07                $69,238.93
11/00              $51,467.78                  $67,430.43                $65,465.41
11/01              $46,223.22                  $59,197.18                $49,740.62

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds will generally have between 25% to 75% of their assets invested in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. An investment cannot be made directly in an index.

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                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

-    3.37%     GENERAL ELECTRIC CO. (GE) - Manufactures products for the
               generation, distribution and utilization of electricity

+    3.04%     PFIZER INC. (PFE) - A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals

+    2.53%     MICROSOFT CORP. (MSFT) - Develops, manufactures, licenses, sells and supports software products

*    2.32%     INTEL CORP. (INTC) - Designs, manufactures and sells computer components and related products

+    2.14%     WAL-MART STORES INC. (WMT) - Operates discount stores and
               supercenters, as well as Sam's Clubs

*    1.91%     HOUSEHOLD INTERNATIONAL INC. (HI) - Provides consumer financial services in the United States, United Kingdom and Canada

*    1.90%     TENET HEALTHCARE CORP. (THC) - Owns or operates general hospitals and related healthcare facilities

*    1.87%     AFLAC INC. (AFL) - Provides supplemental insurance to individuals in the United States and Japan

*    1.80%     CITIGROUP INC. (C) - A diversified financial services holding company that provides a broad range of financial services

*    1.73%     AUTODESK INC. (ADSK) - Supplies PC software and multimedia tools for use in architectural design, mechanical design, geographic information systems and visualization applications

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 22.61%

+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

CONSUMER STAPLES                                   4.43%
ENERGY                                             3.15%
HEALTHCARE                                        20.71%
TECHNOLOGY                                        18.30%
CREDIT SENSITIVE                                  17.30%
CONSUMER CYCLICAL                                 16.26%
SHORT-TERM INVESTMENTS AND OTHER NET ASSETS        7.30%
SERVICES                                           7.14%
CAPITAL GOODS                                      5.41%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  11

                               Manager's Overview


WESTCORE SMALL-CAP GROWTH FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN SMALL COMPANIES WITH GROWTH POTENTIAL.

   [PHOTO OF JOHN N. KARNS]

      /s/ John N. Karns

      John N. Karns, CFA
      PORTFOLIO MANAGER,
WESTCORE SMALL-CAP GROWTH FUND

     If experience has taught me anything, it's that there's more than just a touch of irony in the old investing adage: "The market hates uncertainty." The fact is the future is always uncertain, and what the market indeed finds unsettling is a negative bias. This certainly proved to be the case during the first half of our fiscal year. Given the decidedly gloomy outlook, investors did not need the U.S. Government to tell them that our economy was in a recession. The markets had been anticipating and reflecting those economic conditions for well over a year. The uncertainty was over how severe and how long.

     While I am never pleased to report a negative return for any period, I take some solace in the fact that the Westcore Small-Cap Growth Fund outpaced its benchmark and peer index for the six months ended November 30, 2001. The Fund's -6.74% return exceeded the -12.25% return for the benchmark Russell 2000 Growth Index as well as the -11.11% return for the Lipper Small-Cap Growth Index. Although this kind of short-term performance can only be described as disappointing, it is important to point out that we will not be adding insult to injury by distributing taxable capital gains.

     Turning to the portfolio, in what has become a stock-picker's market, sector breakdowns do little to illustrate performance during the period. However, exceptions did exist. Our overweighting in the historically recession-resistant life sciences arena proved advantageous, as the Fund focused on healthcare providers, systems and product companies. Meanwhile, our biotechnology exposure emphasized companies whose core business is in drug development and/or combinatorial chemistry. Technology was another area that continued to offer us

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12              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


prospects for appreciation, albeit with profound valuation risk (i.e., volatility). While the sector moved higher in the rallies of October and November, weak corporate and consumer demand for technology goods and equipment could continue to plague the sector in the near future. We remind investors that the Fund will continue to focus on various themes, both secular and economic, including productivity, security and integrity, outsourcing, business process management, product innovation and demographic anomalies. Additionally, you will probably notice that the Fund ended the six-month period with a higher than normal cash level. This resulted from both cash injections coming into the Fund late in the period and our cautious outlook and measured approach to investing these assets.

                 "...the penchant for volatility remains high."

     In light of the extreme downward momentum over the past six months, and as investors anticipate each new data point coming into the market, the penchant for volatility remains high. With the exception of any technical disparities (i.e., end-of-year run-ups), we believe the overall trend remains sideways to down--at least until the market can discount a trough in economic and business fundamentals. It is important to note that, historically, when the equity markets begin to appreciate on the expectation of an economic recovery, small-cap stocks have often lead the way.

     In conclusion, we at Westcore wish to offer our sympathy to the families and friends of all the victims of the terrorist attacks on the World Trade Center, the Pentagon, and in Pennsylvania. Even now, it is difficult to understand the scale and scope of this tragedy. Yet, we are inspired by the displays of American pride, spirit and compassion during this tumultuous period. We should emerge from this chapter with a stronger economy and more focused national purpose. As this happens, the Westcore Small-Cap Growth Fund will be investing in those companies that we believe are poised to blaze new trails.

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
                               Manager's Overview


WESTCORE SMALL-CAP GROWTH FUND (WTSMX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR    10-YEAR        10/1/99
------------      --------     ------      ------    -------        -------
11/30/01          (6.74%)     (19.56%)      N/A        N/A           25.43%
12/31/01          (5.77%)     (21.59%)      N/A        N/A           27.66%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. * Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP GROWTH FUND, RUSSELL 2000 GROWTH INDEX, RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH INDEX

          Westcore Small-Cap Growth Fund     Ruseell 2000 Index     Russell 2000 Growth Index     Lipper Small-Cap Growth Index
          ------------------------------     ------------------     -------------------------     -----------------------------
10/99               $10,000.00                   $10,000.00                $10,000.00                       $10,000.00
11/99               $20,290.00                   $10,641.00                $11,340.00                       $11,918.00
11/00               $20,326.52                   $10,578.22                $ 9,750.13                       $12,071.74
11/01               $16,350.65                   $11,088.09                $ 8,840.44                       $10,782.48

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/99. Westcore Small-Cap Growth Fund's relative index has changed from the Russell 2000 Index to the Russell 2000 Growth Index as a better measure of the Fund's investment objective.

Lipper Index data provided by Lipper Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 11% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.

Lipper Small-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.

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14              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

+    6.29%     GLOBAL SPORTS INC. (GSPT) - Develops and operates e-commerce sporting goods businesses for traditional sporting goods retailers

+    4.31%     SECURE COMPUTING CORP. (SCUR) - Designs, develops, markets and sells interoperable standards-based products for end-to-end network solutions

-    3.23%     RIVERSTONE NETWORKS INC. (RSTN) - Provides internet
               infrastructure equipment to service providers in metropolitan area networks

-    2.79%     STELLENT INC. (STEL) - Provides a proprietary content management system, an end-to-end web content management solution

-    2.78%     SPINNAKER EXPLORATION CO. (SKE) - A company involved in the exploration, develop- ment and production of natural gas and oil in the United States and the Gulf of Mexico

*    2.69%     PRECISE SOFTWARE SOLUTIONS LTD. (PRSE) - Provides information and technology infrastructure performance management software to customers located in North America and other countries

*    2.68%     AMN HEALTHCARE SERVICES INC. (AHS) - A temporary healthcare staffing company and a provider of travel nurse staffing services

-    2.45%     ARGOSY GAMING CO. (AGY) - Owns and operates riverboat casinos and related entertainment and hotel facilities in the midwestern and southern United States

*    2.40%     WEBSENSE INC. (WBSN) - Provides employee Internet management solutions which enable businesses to monitor, report and manage how their employees use the internet

*    2.20%     TRANSKARYOTIC THERAPIES INC. (TKTX) - A biopharmaceutical company that develops and commercializes treatments for a variety of human diseases

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 31.82%

+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

ENERGY                                             2.78%
CAPITAL GOODS                                      1.69%
HEALTHCARE                                        26.89%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS       23.67%
TECHNOLOGY                                        23.59%
CONSUMER CYCLICAL                                  9.98%
SERVICES                                           5.58%
CREDIT SENSITIVE                                   2.92%
CONSUMER STAPLES                                   2.90%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  15

                               Manager's Overview


WESTCORE SELECT FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN COMPANIES OF ANY SIZE SELECTED FOR THEIR GROWTH POTENTIAL.

  [PHOTO OF TODGER ANDERSON]

     /s/ Todger Anderson

     Todger Anderson, CFA
     CO-PORTFOLIO MANAGER,
     WESTCORE SELECT FUND


[PHOTO OF WILLIAM S. CHESTER]

    /s/ William S. Chester

   William S. Chester, CFA
     CO-PORTFOLIO MANAGER,
     WESTCORE SELECT FUND

     Change is never easy, and amid the upheaval of the past six months, no less unsettling. At the end of November, we said goodbye to portfolio manager Jerry Peterson who had guided the Westcore Select Fund so admirably in his two years at the helm. Jerry left to pursue entrepreneurial interests, and while we were disappointed to see him go, we wish him all the best in his new enterprise.

     At the same time, we are very excited to assume management responsibilities for the Westcore Select Fund. As a concentrated portfolio investing in 20 to 35 stocks of any size, the Fund will continue to utilize the best ideas and best research the firm has to offer. Bottom-up, fundamental stock selection will drive the investment process, with special consideration given to a company's competitive position as well as its balance sheet. Furthermore, we will look closely at management's effectiveness in utilizing shareholder capital and its ability to generate improving returns. And, of course, we will keep a keen eye on valuation, paying what we believe are fair prices for stocks of good businesses, or bargain prices for companies where our analysis appears to have uncovered hidden opportunity. Needless to say, the portfolio should be eclectic, seeking companies across a range of industries and market capitalizations.

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16              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


     Looking back, for the first six months of our fiscal year ended November 30, 2001, the Fund returned -7.93%. By comparison, the return for the benchmark S&P 500 Index was -8.66% and the peer index, the Lipper Mid-Cap Growth Index returned -13.92% for the same period. We would like to remind shareholders that because this is a concentrated portfolio, performance can deviate substantially from the S&P 500 Index.

     One of the stocks that contributed meaningfully to our performance was OSI Systems Inc. The company manufactures high-tech equipment used in security and medical diagnostics. As has become painfully obvious, the demand for new scanning equipment at airports is expected to grow exponentially over the next several years. The move in the stock was so significant we recently began taking some profits. In contrast, our position in drug company Pharmacyclics Inc. plunged when its very promising radiation enhancing drug faltered in late phase III trials. Unfortunately, we took our lumps and sold the position at a loss.

          "...the Fund will continue to utilize the best ideas and best research the firm has to offer."

     While our tenure has been short, we have taken steps to establish a number of new holdings in the portfolio. These include large-cap healthcare companies McKesson HBOC Inc. and Pharmacia Corp., mid-cap technology companies AutoDesk Inc. and Symantec Corp., and mid-cap retailer TJX Companies Inc. In making these purchases, we reduced several of our largest holdings while liquidating Oracle Corp., Pier One Imports Inc., Fluor Corp. and Gilead Sciences Inc.

     In closing, our general market outlook for 2002 is positive. However, a temporary pullback is certainly conceivable given the market's recent sharp upward move. Again, we look forward to working on your behalf and keeping the Fund's already strong record intact. By focusing on the best stock ideas from our analytical work, regardless of size or industry, we hope to earn your trust.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  17

                               Manager's Overview


WESTCORE SELECT FUND (WTSLX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR    10-YEAR        10/1/99
------------      --------     ------      ------    -------        -------
11/30/01          (7.93%)       3.71%       N/A        N/A           46.43%
12/31/01          (8.80%)      (0.33%)      N/A        N/A           45.96%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SELECT FUND, S&P 500 INDEX AND LIPPER MID-CAP GROWTH INDEX

          Westcore Select Fund          S&P 500 Index       Lipper Mid-Cap Growth Index
          --------------------          -------------       ---------------------------
10/99         $10,000.00                  $10,000.00                 $10,000.00
11/99         $15,710.00                  $10,835.00                 $12,249.00
11/00         $22,056.84                  $10,375.60                 $11,581.43
11/01         $22,875.15                  $ 9,108.74                 $ 9,392.54

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Mid-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Midcap 400 Index.

An investment cannot be made directly in an index.

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18              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

-   10.28%     CENDANT CORP. (CD) - Provides real estate, travel, direct
               marketing and diversified consumer and business services to customers around the world

*    9.85%     NAVIGANT INTERNATIONAL INC. (FLYR) - Provides corporate travel management services in the United States, Canada and the United
               Kingdom

+    7.65%     CHAMPPS ENTERTAINMENT INC. (CMPP) - Owns, operates and franchises
               Champps Americana restaurants in select markets throughout the United States

*    6.72%     OSI SYSTEMS INC. (OSIS) - Manufactures high-tech equipment used in security and medical diagnosis

*    6.69%     GEMSTAR-TV GUIDE INTERNATIONAL INC. (GMST) - Provides electronic program guide services such as VCR Plus+, as well as electronic book technology

*    6.08%     WOMEN FIRST HEALTHCARE INC. (WFHC) - A specialty pharmaceutical company dedicated to improving the health and well being of midlife women

*    5.23%     GILEAD SCIENCES INC. (GILD) - Discovers, develops and
               commercializes therapeutics for viral diseases

*    4.67%     UNITED INDUSTRIAL CORP. (ULRAF) - Explores and develops a silica mineral property in north-central Alberta-Canada

*    4.00%     RAINDANCE COMMUNICATIONS (RNDC) - Provides virtual meeting services, offering tools that enable online meetings and events

*    3.73%     ORACLE CORP. (ORCL) - Supplies software for enterprise
               information management

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 64.90%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

CREDIT SENSITIVE                                   1.16%
TECHNOLOGY                                        24.61%
CONSUMER CYCLICAL                                 20.97%
SERVICES                                          20.13%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS       14.56%
HEALTHCARE                                        12.99%
CAPITAL GOODS                                      5.58%

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
                               Manager's Overview


WESTCORE INTERNATIONAL FRONTIER FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN INTERNATIONAL, SMALL-CAP GROWTH COMPANIES.

     [PHOTO MICHAEL W. GERDING]
       /s/ Michael W. Gerding
      Michael W. Gerding, CFA
         PORTFOLIO MANAGER,
WESTCORE INTERNATIONAL FRONTIER FUND

     In what may be remembered as one of the most difficult periods in the history of the financial markets, investors around the world wrestled with a severe economic slowdown as well as the exogenous events of September 11. It was even worse for international small-cap growth stocks, which in general lagged the broader market averages. Against this backdrop, the Westcore International Frontier Fund also struggled, underperforming both its benchmark index and its peers for the six-month period ended November 30, 2001. The Westcore International Frontier Fund returned -14.37% versus -11.33% for the MSCI World Ex-US Small-Cap Index and -12.68% for the Lipper International Small-Cap Index.

     Needless to say, September 11 changed many things. Prior to the attacks, we were expecting the European economies to avoid the recessionary pressures that had already overtaken the U.S. and Japan. We now believe that it will be nearly impossible for Europe to avoid economic contraction, however slight. Yet, despite facing greater difficulties than we previously anticipated, we continue to consider it the strongest economic region in the world.

     Given this scenario, we remained squarely focused on earnings, particularly their predictability and rate of acceleration. More importantly, we emphasized rapidly growing companies that we believed would be more resistant to economic weakness because of their new products, new markets or high barriers to entry. However, because of the demanding investment environment during the period, we held fewer names than usual. Although many of our stocks suffered, the companies themselves performed very well. Several notable examples included Grupo Dragados SA, a Spanish construction company, PizzaExpress Plc, a leading pizza

--------------------------------------------------------------------------------
20              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


and pasta restaurant chain in the UK, and Electronics Boutique Plc, Europe's leading retailer of video game systems and software. Furthermore, as markets corrected in the aftermath of the terrorist attacks, we took advantage of selected opportunities to put our considerable cash position to work. This benefited the Fund as markets rallied off September's lows in October and November.

 "The aggressive easing of interest rates...should bode well for both economies and markets outside the United States."

     While European companies comprise the lion's share of the portfolio, the Fund's geographic weightings continue to be a residual of the investment process. In light of this, the portfolio's largest country weighting was in the UK, followed by Japan and Germany. Emerging markets, on the other hand, saw limited exposure. However, as the period progressed, we increased our weighting to take advantage of more compelling valuations. From an industry standpoint, our largest concentrations were in the consumer area, especially restaurants and specialty retail, as well as healthcare and consumer staples.

     As difficult a period as this was for investors, encouraging signs are beginning to emerge. The aggressive easing of interest rates by central banks around the world has created ample liquidity, which should bode well for both economies and markets outside the United States. At the same time, we believe lowered expectations will eventually give way to markets that reward companies for strong, predictable and growing earnings. Our goal remains the same. We will continue to work to find those small-cap companies that can weather the storm, continue to grow, and as economies around the world recover, prosper.

COUNTRY BREAKDOWN AS OF NOVEMBER 30, 2001

               MARKET                                           MARKET
COUNTRY        VALUE         %      COUNTRY                     VALUE        %
--------------------------------    --------------------------------------------
Canada     $ 1,548,880     8.03%    Netherlands             $   784,499    4.06%
France       2,000,078    10.36%    Norway                      156,239    0.81%
Germany      2,066,906    10.71%    Spain                     1,056,290    5.47%
Ireland        715,564     3.71%    Sweden                      167,089    0.87%
Israel         344,265     1.78%    Switzerland               1,039,392    5.39%
Italy          545,371     2.83%    United Kingdom            4,976,544   25.78%
Japan        2,077,908    10.77%    Cash Equivalents and
Mexico         361,673     1.87%      Net Other Assets        1,459,98     7.56%
                                                            --------------------
                                                            $19,300,683  100.00%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  21

                               Manager's Overview


WESTCORE INTERNATIONAL FRONTIER FUND (WTIFX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR    10-YEAR       12/15/99
------------      --------     ------      ------    -------       --------
11/30/01          (14.37%)    (20.44%)       N/A       N/A         (12.42%)
12/31/01           (7.33%)    (20.92%)       N/A       N/A         (10.45%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/15/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds. In addition, this Fund's exposure to foreign markets may affect the net asset value (NAV) and total return of this Fund due to foreign risk.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE INTERNATIONAL FRONTIER FUND, MSCI WORLD EX-US SMALL-CAP INDEX AND LIPPER INTERNATIONAL SMALL-CAP INDEX

          Westcore International Frontier Fund    MSCI World Ex-US Small-Cap Index    Lipper International Small-Cap Index
          ------------------------------------    --------------------------------    ------------------------------------
12/99                 $10,000.00                              $10,000.00                             $10,000.00
11/00                 $ 9,690.00                              $ 9,090.00                             $ 8,777.00
11/01                 $ 7,709.36                              $ 8,183.73                             $ 7,411.30

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 12/15/99.

Lipper Index data provided by Lipper Inc.

MSCI World Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200-800 million across 23 developed markets, excluding the United States.

Lipper International Small-Cap Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than $1 billion (U.S.) at the time of purchase.

An investment cannot be made directly in an index.

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22              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

*    4.99%     PUMA AG (Germany) - Designs, manufactures and sells athletic shoes and apparel

*    3.59%     ELECTRONICS BOUTIQUE PLC (United Kingdom) - Retailer of computer software and video games in the U.K. and other countries in Europe

+    3.26%     GRUPO DRAGADOS SA (Spain) - Builds infrastructure projects and industrial facilities, constructs and operates toll roads and offers water management, cleaning and solid waste treatment and parking management and traffic control services

+    3.20%     PIZZAEXPRESS PLC (United Kingdom) - Operates a chain of pizza and pasta restaurants

*    3.17%     JD WETHERSPOON PLC (United Kingdom) - Manages and develops public houses (pubs)

*    2.88%     PARK24 CO., LTD. (Japan) - Operates 24-hour automated parking garages

*    2.74%     KOSE CORP. (Japan) - Manufactures, retails and exports cosmetics including make-up, skin care and hair care products

+    2.69%     CAIRN ENERGY PLC (United Kingdom) - Explores for and produces oil and natural gas in the United Kingdom, the United States and other sites internationally

+    2.58%     RIVERDEEP GROUP PLC - ADR (Ireland) - Provides children's
               educational software products which are available on CD-ROM and via the internet

*    2.43%     ANGIOTECH PHARMACEUTICALS INC. (Canada) - Develops and
               commercializes new treatments for chronic inflammatory and angiogenesis-dependent diseases

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 31.53%

+ denotes increase in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

TELECOMMUNICATION SERVICES                         1.39%
MATERIALS                                          0.69%
CONSUMER DISCRETIONARY                            29.36%
INDUSTRIALS                                       15.13%
HEALTHCARE                                        13.92%
INFORMATION TECHNOLOGY                            12.00%
CONSUMER STAPLES                                   9.85%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS        7.56%
ENERGY                                             6.73%
FINANCIALS                                         3.37%

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
                               Manager's Overview


WESTCORE INTERNATIONAL SELECT FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN INTERNATIONAL COMPANIES OF ANY SIZE SELECTED FOR THEIR GROWTH POTENTIAL.

   [PHOTO OF MICHAEL W. GERDING]

      /s/ Michael W. Gerding

      Michael W. Gerding, CFA
        PORTFOLIO MANAGER,
WESTCORE INTERNATIONAL SELECT FUND

     As many of us continue to grapple with the extraordinary events of September 11, we have seen firsthand what a powerful force uncertainty can be. Amid the far-reaching and sudden changes that have taken place within the economic and investment landscape, the Westcore International Select Fund fell short of our expectations, underperforming both its benchmark index and its peer group. Looking at the six-month period ended November 30, 2001, the Fund returned -19.66% compared to -12.73% for the MSCI World Ex-US Index and -11.95% for the Lipper International Fund Index.

     The attacks exacerbated an already tenuous global economy. While the U.S. and Japan were either in or on the brink of recession prior to September 11, European economies were at the very least weathering the storm. We now believe that it will be nearly impossible for Europe to avoid at least a slight economic contraction. However, we remain convinced that it is currently the strongest economic region in the world, despite facing greater difficulties than we previously projected.

     Having said that, we attempted to construct a portfolio that, given the deterioration in business conditions, was concentrated in a select group of companies experiencing robust revenue and earnings growth. At the same time, it was imperative to pay close attention to earnings predictability, a positive fundamental often associated with companies whose new products, new markets or high barriers to entry make them more resistant to economic slowing.

     Although many of our stocks struggled during the period, several bolstered the Fund's performance, including France's Sanofi Synthelabo SA, one of the fastest

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24              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


growing drug companies in the world, Ryanair Holdings Plc, a low-cost airline based in Ireland, and Taiwan Semiconductor Manufacturing Company Ltd., which was a recent addition to the portfolio. Because of our substantial cash reserves, we were able to take advantage of a number of buying opportunities as markets corrected in the aftermath of the terrorist attacks. These purchases provided a lift in October and November when stocks reclaimed September's losses.

      "...we have seen firsthand what a powerful force uncertainty can be."

     While European companies made up a majority of the portfolio, the Fund's geographic weightings were, as usual, a residual of the investment process. In light of this, the portfolio's largest country weightings included Japan, the UK and France. Emerging markets, such as Brazil and Taiwan, saw limited exposure. From an industry standpoint, the portfolio was broadly diversified, with an emphasis on the consumer, credit sensitive and healthcare sectors.

     As we enter 2002, we will most likely continue to encounter difficult environments. Nevertheless, encouraging signs are beginning to materialize. The aggressive easing of interest rates by central banks around the world has created ample liquidity, and should bode well for economies and markets alike. Moreover, we believe lowered expectations will in time give way to markets that reward companies for strong, predictable earnings growth. We will continue to seek out those select companies that can ride out the storm while positioning themselves to capitalize on better times ahead.

COUNTRY BREAKDOWN AS OF NOVEMBER 30, 2001

               MARKET                                           MARKET
COUNTRY        VALUE         %      COUNTRY                     VALUE        %
--------------------------------    --------------------------------------------
Belgium     $ 105,299      2.97%    Italy                   $    54,884    1.55%
Brazil         37,000      1.04%    Japan                       542,398   15.30%
Canada        207,673      5.86%    Netherlands                  85,493    2.41%
France        487,178     13.75%    Spain                       192,869    5.44%
Germany       338,412      9.55%    Taiwan                      199,124    5.62%
Hong Kong      84,225      2.38%    United Kingdom              540,669   15.25%
Ireland       443,355     12.51%    Cash Equivalents and
                                     Net Other Assets           225,868    6.37%
                                                            --------------------
                                                            $ 3,544,447  100.00%

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
                               Manager's Overview


WESTCORE INTERNATIONAL SELECT FUND (WTISX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR    10-YEAR       11/1/00
------------      --------     ------      ------    -------       -------
11/30/01          (19.66%)    (27.05%)       N/A       N/A         (31.03%)
12/31/01          (14.65%)    (28.02%)       N/A       N/A         (27.46%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 11/1/00. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds. In addition, this Fund's exposure to foreign markets may affect the net asset value (NAV) and total return of this Fund due to foreign risk.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE INTERNATIONAL SELECT FUND, MSCI WORLD EX-US INDEX AND LIPPER INTERNATIONAL FUND INDEX

          Westcore International Select Fund      MSCI World Ex-US Index      Lipper International Fund Index
          ----------------------------------      ----------------------      -------------------------------
11/1/00              $10,000.00                         $10,000.00                       $10,000.00
11/30/00             $ 9,170.00                         $ 9,587.00                       $ 9,578.00
11/30/01             $ 6,689.52                         $ 7,628.38                       $ 7,875.03

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 11/1/00.

Lipper Index data provided by Lipper Inc.

MSCI World Ex-US Index is an unmanaged index that measures the performance of stocks across 23 developed markets, excluding the United States.

Lipper International Fund Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
26              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

+    5.86%     PANCANADIAN PETROLEUM LTD. (Canada) - Produces and markets crude oil, natural gas and natural gas liquids

*    5.75%     EGG PLC (United Kingdom) - Operates as an internet provider of banking and financial products, including online intermediation services

*    5.62%     TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LTD. - ADR (Taiwan) -
               Offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode and memory chips

*    5.44%     INDITEX SA (Spain) - Manufactures and retails apparel under the retail chain names of ZARA, Massimo Dutti, Pull & Bear,
               Stradivarius and Bershka

+    5.18%     MLP AG (Germany) - Leading independent German insurance and financial service firm

-    4.99%     ELAN CORP. PLC (Ireland) - A global pharmaceutical company providing both branded and generic drugs

-    4.91%     RYANAIR HOLDINGS PLC - ADR (Ireland) - Provides passenger airline services to approximately 56 destinations in some 12 European countries

*    4.81%     TOEI ANIMATION CO. LTD (Japan) - Plans and produces animated cartoon movies

*    4.69%     SANOFI SYNTHELABO SA (France) - Manufactures healthcare products and medical and surgical equipment and produces prescription and generic pharmaceuticals

+    4.33%     VIVENDI UNIVERSAL SA (France) - Leading media, telecom and publishing company

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 51.58%

+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

MATERIALS                                          4.27%
TELECOMMUNICATION SERVICES                         2.56%
CONSUMER DISCRETIONARY                            28.70%
FINANCIALS                                        15.13%
HEALTHCARE                                        14.79%
INFORMATION TECHNOLOGY                            10.33%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS        6.38%
CONSUMER STAPLES                                   6.03%
INDUSTRIALS                                        5.95%
ENERGY                                             5.86%

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
                               Manager's Overview


WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: LONG-TERM TOTAL RETURN BY INVESTING IN STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

[PHOTO OF CHARLOTTE T. PETERSEN]

   /s/ Charlotte T. Petersen

   Charlotte T. Petersen, CFA
       PORTFOLIO MANAGER,
    WESTCORE BLUE CHIP FUND

     For the first half of its fiscal year the Westcore Blue Chip Fund was down 9.87% while its benchmark index, the S&P 500 declined 8.66% and its peer index, the Lipper Multi-Cap Value Index declined 7.14%. Over the course of this bear market, the Fund has performed very well on a relative basis, but this most recent six-month period proved to be more difficult than I expected.

     The horrific events of September 11 impacted the portfolio in a number of ways. For example, airline stocks suffered severe losses, with shares of Delta Air Lines Inc. losing nearly half their value in the week following the attacks. The resulting cash drain caused by the company's high fixed-operating costs and reduced revenues prompted us to liquidate the position at a loss. In contrast, defense stocks, such as General Dynamics Corp. and Raytheon Co., gained substantially in anticipation of increased defense spending. Insurance stocks also performed well, as large claim settlements this year will most likely provide a catalyst for higher premiums in 2002.

     Healthcare turned in a solid showing as well, largely because the sector is generally immune to the effects of economic slowing. In fact, it was one of the few sectors to eke out gains during the period. We were able to outperform in this area primarily due to our healthcare services exposure, with Tenet Healthcare Corp. leading the way. This leading hospital operator has been a workhorse for the portfolio, benefiting from better pricing, higher hospital admissions and improved management.

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28              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


     We underperformed the S&P 500 in the credit sensitive sector for the six-month period. In utilities, we have emphasized companies that stand to profit from ongoing deregulation. While we're still believers in this thesis, the last six months have been challenging in light of the power shortages and pricing problems in California and the demise of energy trading powerhouse Enron Corp., which we did not own. For stocks we did own, namely Dynegy Inc. and Reliant Resources Inc., it was guilt by association. Despite these pressures, we have maintained our commitment to this area, as the companies we own continue to trade at what we believe are attractive valuations. Providian Financial Corp. was a notable disappointment for the portfolio. The company is an issuer of credit cards, focusing on consumers with lower credit standing. Although we were well aware of this emphasis, we underestimated the company's downside leverage to rising default levels.

          "...the companies we own continue to trade at what we believe are attractive valuations."

     The technology sector produced negative returns for the last six months, but kept pace with the market as a whole. While we are cautiously optimistic that the sector has bottomed, we are not yet convinced that a turnaround is imminent. Thus, we remain underweighted relative to the S&P 500 but have been able to uncover several stocks with compelling valuations even given the uncertain environment. Our technology stocks outperformed their counterparts in the S&P 500 and our limited exposure proved advantageous.

     Although there is still much uncertainty in the marketplace, our country has shown great resilience in the face of unprecedented events. With monetary and fiscal stimuli now firmly in place, we are hopeful the bear market has run its course. We look forward to meeting the challenges that await us on your behalf.

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
                               Manager's Overview

WESTCORE BLUE CHIP FUND (WTMVX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR      5-YEAR     10-YEAR       6/1/88
------------      --------     ------      ------     -------       ------
11/30/01          (9.87%)       0.30%       8.58%      12.77%       12.20%
12/31/01          (6.10%)      (2.96%)      9.59%      11.64%       12.25%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE BLUE CHIP FUND, S&P 500 INDEX AND LIPPER MULTI-CAP VALUE INDEX

          Westcore Blue Chip Fund       S&P 500 Index       Lipper Multi-Cap Value Index
          -----------------------       -------------       ----------------------------
6/88            $10,000.00                $10,000.00                 $10,000.00
11/88           $10,002.00                $10,451.00                 $10,494.00
11/89           $12,230.45                $13,675.13                 $12,911.82
11/90           $11,547.99                $13,199.24                 $11,763.96
11/91           $14,505.43                $15,886.60                 $14,061.46
11/92           $16,417.24                $18,822.45                 $16,731.73
11/93           $18,232.99                $20,719.75                 $18,955.38
11/94           $18,521.07                $20,935.24                 $19,266.24
11/95           $25,496.10                $28,666.62                 $25,078.87
11/96           $31,997.61                $36,650.27                 $30,912.21
11/97           $40,179.40                $47,095.60                 $38,284.78
11/98           $44,129.03                $58,238.42                 $40,991.51
11/99           $47,668.18                $70,416.07                 $43,159.96
11/00           $48,159.17                $67,430.43                 $45,680.50
11/01           $48,303.64                $59,197.18                 $47,640.20

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds will generally have between 25% to 75% of their assets invested in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
30              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

+    3.37%     CITIGROUP INC. (C) - A diversified financial services holding company that provides a broad range of financial services

+    2.70%     AVNET INC. (AVT) - Distributes computer products and
               semiconductors, as well as interconnect, passive and electromechanical components

*    2.55%     HARTFORD FINANCIAL SERVICES GROUP INC. (HIG) - Provides a range of insurance products around the world

-    2.53%     ABBOTT LABORATORIES (ABT) - Discovers, develops, manufactures and sells a broad and diversified line of healthcare products and services

*    2.40%     PRINCIPAL FINANCIAL GROUP INC. (FPG) - A diversified family of insurance and financial services companies providing retirement savings, investment and insurance products and services

*    2.33%     TENET HEALTHCARE CORP. (THC) - Owns or operates general hospitals and related healthcare facilities

+    2.33%     TRICON GLOBAL RESTAURANTS INC. (YUM) - Owns and franchises approximately 30,000 quick-service restaurants in 100 countries and territories

-    2.29%     VIACOM INC. (VIA) - A worldwide entertainment and publishing company whose operations include Blockbuster video and music, MTV
               Networks, Showtime Networks, Paramount Pictures, Paramount
               Television, Simon & Schuster, television stations and movie screens in various countries

*    2.26%     FEDERAL HOME LOAN MORTGAGE CORP. (FRE) - A corporation
               established by the United States Congress to create a continuous flow of funds to mortgage lenders

*    2.23%     MICROSOFT CORP. (MSFT) - Develops, manufactures, licenses, sells and supports software products

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 24.99%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

SERVICES                                           2.73%
CREDIT SENSITIVE                                  34.25%
TECHNOLOGY                                        12.58%
CONSUMER CYCLICAL                                 12.27%
HEALTHCARE                                        12.02%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS        5.88%
ENERGY                                             5.81%
CONSUMER STAPLES                                   5.69%
BASIC MATERIALS                                    5.31%

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
                               Manager's Overview


WESTCORE MID-CAP OPPORTUNITY FUND

FUND OBJECTIVE: LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

   [PHOTO OF CHRISTIANNA WOOD]

       /s/ Christianna Wood

      Christianna Wood, CFA
        PORTFOLIO MANAGER,
WESTCORE MID-CAP OPPORTUNITY FUND

     In an environment characterized by extraordinary events and severe economic contraction, the Westcore Mid-Cap Opportunity Fund returned -11.14% for the six months ended November 30, 2001. This compares to returns of -8.32% and -3.09% for the Russell Midcap Index and Lipper Mid-Cap Value Index, respectively. Although the Fund lagged its benchmark index and peer group over the short term, its longer-term performance paints a very different picture. For the twelve-month period ended November 30, 2001, the Fund returned 12.59% versus -2.37% for the Russell Midcap Index and 10.94% for the Lipper Mid-Cap Value Index. Furthermore, since its October 1998 inception, the Fund has produced a 15.13% annualized return compared to 10.59% for the Russell Midcap Index and 12.27% for the Lipper Mid-Cap Value Index. In light of these solid longer-term results, we are also pleased to report that the Fund recently earned a 5-Star Overall Morningstar Rating(TM)* among 4,699 funds in the Domestic Equity Class for the three-year period ended November 30, 2001.

     The tragedy of September 11 was the primary reason behind our under-performance for the six months ended November 30, 2001. While the economy had already shown signs of significant slowing throughout the summer, the terrorist attacks exacerbated the situation, causing all economic indicators to weaken to recessionary levels. Few areas were left unscathed in the aftermath of the attacks, allowing us to purchase some very good companies at valuations not seen in years. Although the Fund bounced back during the rallies of October and November, it had been structured to perform well in an economic recovery.

--------------------------------------------------------------------------------
32              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


The fact that any turnaround was meaningfully postponed pushed many of the economically sensitive stocks we own to materially decline in the short term.

     The source of our underperformance came from stocks in business services, utilities and energy. NCO Group Inc., an outsourcing provider of accounts-receivable management, and Quanta Services Inc., a specialty electrical contractor, were two stocks that declined due to disappointing earnings and stalled business recoveries. In utilities, Avista Corp. and Dynegy Inc. suffered due to sharp declines in oil and gas prices. This pullback in energy prices also impacted our oil service exposure principally in two stocks, Veritas DGC, Inc. and Transocean Sedco Forex Inc., where business fundamentals were unexpectedly weak.

     In contrast, there were several bright spots for the Fund in consumer staples, where beef processor IBP Inc. was bought out by Tyson Foods and global agribusiness company Bunge Ltd. enjoyed a successful initial public offering. Good stock selection in the healthcare arena also paid off, as rural hospital operator Tenet Healthcare Corp. continued to experience improving unit growth and pricing, while medical device manufacturer Millipore Corp. unlocked value by divesting its technology filter business. Lastly, the Fund's holdings in commercial finance company Heller Financial Inc. advanced following its acquisition at a substantial premium by General Electric.

        "...the Fund is positioned in shares of companies that should be beneficiaries of the expected economic recovery."

     Looking ahead, we believe that the Fund is positioned in shares of companies that should be beneficiaries of the expected economic recovery. These companies currently exhibit below-average valuation ratios as a multiple of earnings, book value and cash flow, yet at the same time possess substantially above-average earnings growth prospects. This, along with our positive macroeconomic view of the fiscal and monetary stimuli already put into place, gives us reason to believe that the Fund will continue to meet and, hopefully, exceed your expectations.

* Please see page 3 for an important footnote regarding Morningstar information.

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
                               Manager's Overview


WESTCORE MID-CAP OPPORTUNITY FUND (WTMCX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR     5-YEAR     10-YEAR        10/1/98
------------      --------     ------     ------     -------        -------
11/30/01          (11.14%)     12.59%       N/A        N/A           15.13%
12/31/01           (4.69%)      7.05%       N/A        N/A           16.69%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/98. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MID-CAP OPPORTUNITY FUND, RUSSELL MIDCAP INDEX AND LIPPER MID-CAP VALUE INDEX

          Westcore Mid-Cap Opportunity Fund       Russell Midcap Index       Lipper Mid-Cap Value Index
          ---------------------------------       --------------------       --------------------------
10/98               $10,000.00                         $10,000.00                     $10,000.00
11/98               $10,890.00                         $11,187.00                     $10,990.00
11/99               $12,730.41                         $13,416.57                     $11,991.19
11/00               $13,885.06                         $14,684.43                     $13,003.25
11/01               $15,633.19                         $14,336.41                     $14,425.80

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.

Lipper Index data provided by Lipper Inc.

Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Lipper Mid-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification. This classification consists of funds that invest in companies considered to be undervalued relative to a major stock index. An investment cannot be made directly in an index.

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34              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

*    2.71%     TENET HEALTHCARE CORP. (THC) - Owns or operates general hospitals and related healthcare facilities

*    2.47%     HARTFORD FINANCIAL SERVICES GROUP INC. (HIG) - Provides a range of insurance products around the world

*    2.42%     BUNGE LTD. (BG) - An integrated global agribusiness and food company spanning the farm-to-consumer food chain

*    2.31%     PACTIV CORP. (PTV) - A global provider of advanced packaging solutions for the consumer, food service, food packaging and protective and flexible packing markets

*    2.26%     STARWOOD HOTELS & RESORTS WORLDWIDE INC. (HOT) - Owns, manages and franchises hotels throughout the world

*    2.23%     OMNICARE INC. (OCR) - Provides professional pharmacy-related consulting and data management services

*    2.21%     CENDANT CORP. (CD) - Provides real estate, travel, direct
               marketing and diversified consumer and business services to customers around the world

*    2.17%     AMERICAN POWER CONVERSION CORP. (ACC) - Designs, develops, manufactures and markets uninterruptible power supply products including electrical surge protection devices, power conditioning products and other electronic equipment

*    2.08%     OAK TECHNOLOGY INC. (OAKT) - Designs, develops and markets multimedia semi- conductors and related software to serve the PC, PC peripheral and digital video markets

*    2.08%     HARMAN INTERNATIONAL INDUSTRIES INC. (HAR) - Designs,
               manufactures and markets high-fidelity audio and video products to the consumer and professional markets

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 22.94%

* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

CAPITAL GOODS                                      3.18%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS        2.21%
CREDIT SENSITIVE                                  27.83%
TECHNOLOGY                                        17.00%
CONSUMER CYCLICAL                                 15.68%
HEALTHCARE                                        12.77%
BASIC MATERIALS                                    7.62%
SERVICES                                           5.54%
ENERGY                                             4.73%
CONSUMER STAPLES                                   3.44%

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  35

                               Manager's Overview


WESTCORE SMALL-CAP OPPORTUNITY FUND

FUND OBJECTIVE: LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN COMPANIES WITH SMALL CAPITALIZATIONS WHOSE STOCKS APPEAR TO BE UNDERVALUED.

    [PHOTO OF CHRISTIANNA WOOD]

        /s/ Christianna Wood

       Christianna Wood, CFA
         PORTFOLIO MANAGER,
WESTCORE SMALL-CAP OPPORTUNITY FUND

     Unprecedented events and changing expectations symbolized the six months that ended November 30, 2001. Against this backdrop, the Westcore Small-Cap Opportunity Fund returned -8.08% compared to returns of -6.54% for the Russell 2000 Index and -2.59% for the Lipper Small-Cap Value Index. While these short-term results are certainly disappointing, the Fund's longer-term performance has shown steady improvement, particularly over the past year and a half. For the twelve-month period ended November 30, 2001, the Fund returned 10.34% versus 4.82% for the Russell 2000 Index and 19.74% for the Lipper Small-Cap Value Index. Moreover, since its December 1993 inception, the Fund has realized a 10.21% annualized return compared to 9.07% for the Russell 2000 Index and 10.90% for the Lipper Small-Cap Value Index.

     The terrorist attacks clearly exacerbated an already tenuous situation caused by a contracting economy and vulnerable markets throughout the summer. Consumer spending, the last stronghold, ground to a near halt, as unemployment and recessionary pressures spiked in the aftermath. When the markets reopened on September 17, the indiscriminate selling that followed afforded us numerous opportunities to add solid companies at extraordinarily low prices. Although the rallies of October and November bolstered the Fund's returns, uncertain prospects for recovery and a market that may have gotten ahead of itself held back many of the economically sensitive stocks we favor.

--------------------------------------------------------------------------------
36              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


     Much of our underperformance over the last six months can be attributed to holdings in transportation, utility and energy stocks. Transportation stocks were among the hardest hit by the September tragedy, which contributed to the grim outlook for Teekay Shipping Marshall, Stelmar Shipping Ltd. and Alaska Air Group Inc. Utility stocks Avista Corp., Energen Corp. and Questar Corp. also suffered, as lower demand sparked sharp declines in oil and gas prices. Furthermore, the pullback in energy prices impacted our oil service exposure, primarily in Veritas DGC, Inc., where business fundamentals were unexpectedly weak.

        "...indiscriminate selling...afforded us numerous opportunities."

     Among the sectors that performed well for us were basic materials, consumer staples and healthcare which are typically resistant to economic slowing. One such company, specialty packager IVEX Packaging Corp., benefited from lower commodity costs. In addition, several of our holdings profited from mergers or restructuring, including leading beef processor IBP Inc. which was acquired by Tyson Foods. Medical device manufacturer Millipore Corp. was rewarded for divesting its technology filter business, Mykrolis Corp. Meanwhile, Sensormatic Electronics Corp., a beneficiary of increased demand for security monitoring and surveillance systems, was bought at a substantial premium by Tyco International Ltd.

     Going forward, we believe that the Fund is positioned to capitalize on the anticipated turnaround in economic conditions, an environment that has long favored small-cap stocks. To that end, we will maintain our research discipline, focusing on quality small companies across all market sectors that appear undervalued relative to their earnings prospects, book value, and cash flow. However, where we stand apart from many value funds is our search for a catalyst to unlock the value inherent in the stock price. This, along with the fiscal and monetary stimulus already in place, gives us reason to believe that the Fund will continue to meet and, hopefully, exceed your expectations.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  37

                               Manager's Overview


WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR     5-YEAR      10-YEAR      12/28/93
------------      --------     ------     ------      -------      --------
11/30/01          (8.08%)      10.34%      6.40%        N/A         10.21%
12/31/01           0.19%        9.99%      7.94%        N/A         11.49%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/28/93. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP OPPORTUNITY FUND, RUSSELL 2000 INDEX AND LIPPER SMALL-CAP VALUE INDEX

          Westcore Small-Cap Opportunity Fund      Russell 2000 Index      Lipper Small-Cap Value Index
          -----------------------------------      ------------------      ----------------------------
12/93                $10,000.00                        $10,000.00                   $10,000.00
11/94                $ 9,882.00                        $ 9,562.00                   $ 9,838.00
11/95                $12,748.77                        $12,286.21                   $11,909.88
11/96                $15,853.09                        $14,320.81                   $14,079.86
11/97                $20,496.46                        $17,673.31                   $18,316.49
11/98                $19,090.41                        $16,503.34                   $16,928.10
11/99                $17,047.73                        $19,089.41                   $16,989.05
11/00                $19,591.26                        $18,976.79                   $18,941.09
11/01                $21,616.99                        $19,891.47                   $22,680.06

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.

Lipper Index data provided by Lipper Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
38              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2001

+    2.21%     VEECO INSTRUMENTS INC. (VECO) - Designs, manufactures, and services equipment primarily used by manufacturers in the data storage and semiconductor industries

*    2.17%     IVEX PACKAGING CORP. (IXX) - A specialty packaging company that designs and manufactures value-added plastic and paper-based flexible packaging products for food, medical devices and electronic goods

*    2.07%     BUNGE LTD. (BG) - An integrated global agribusiness and food company spanning the farm-to-consumer food chain

+    2.04%     USFREIGHTWAYS CORP. (USFC) - Provides a variety of supply chain management services including truckload transportation, logistics, domestic and international freight forwarding, and warehousing

*    2.04%     CIBER INC. (CBR) - Delivers business solutions including wireless technology, business- to-business content packages and security and privacy software for both corporations and governments

*    2.04%     OAK TECHNOLOGY INC. (OAKT) - Designs, develops and markets multimedia semi- conductors and related software to serve the PC, PC peripheral and digital video markets

*    2.00%     MSC SOFTWARE CORP. (MNS) - Develops, markets and supports
               software tools that simulate the performance of a product design before manufacture

*    1.93%     CBRL GROUP INC. (CBRL) - Operates Cracker Barrel Old Country
               Store, Carmine's Gourmet Market and Logan's Roadhouse restaurants throughout the United States

*    1.83%     DIAMONDCLUSTER INTERNATIONAL INC. - CLASS A (DTPI) - Develops and
               implements digital strategies that capitalize on the opportunities presented by new technologies

*    1.83%     COOPER TIRE & RUBBER CO. - CLASS A (CTB) - Manufactures and
               markets automobile and truck tires, inner tubes and tread rubber to the replacement market

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 20.16%

+ denotes increase in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

CAPITAL GOODS                                      2.32%
CREDIT SENSITIVE                                  23.23%
TECHNOLOGY                                        17.36%
CONSUMER CYCLICAL                                 15.74%
BASIC MATERIALS                                   11.92%
HEALTHCARE                                         8.92%
SERVICES                                           6.36%
CONSUMER STAPLES                                   6.03%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS        5.01%
ENERGY                                             3.11%

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  39

                               Manager's Overview


WESTCORE FLEXIBLE INCOME FUND


FUND OBJECTIVE: LONG-TERM TOTAL RATE OF RETURN, PRIMARILY THROUGH INVESTMENTS IN BONDS, AND TO A LESSER EXTENT THROUGH CONVERTIBLE SECURITIES AND HIGH-YIELDING EQUITIES CONSISTENT WITH PRESERVATION OF CAPITAL.

 [PHOTO OF JEROME R. POWERS]

     /s/ Jerome R. Powers

    Jerome R. Powers, CFA
    CO-PORTFOLIO MANAGER,
WESTCORE FLEXIBLE INCOME FUND


   [PHOTO OF ALEX W. LOCK]

       /s/ Alex W. Lock

         Alex W. Lock
    CO-PORTFOLIO MANAGER,
WESTCORE FLEXIBLE INCOME FUND

     The tragic events of September 11 all but insured, and later confirmed, that the U.S. economy had slipped into recession. Amid the severe slowdown, the Westcore Flexible Income Fund returned 0.90% for the six months ended November 30, 2001, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which advanced 5.74% and the Lipper Corporate Debt BBB Index, which advanced 4.23%.

     Ongoing easing of interest rates by the Federal Reserve, from 4% to 2% during the period, as well as the U.S. Treasury's announcement in late October that it would halt issuance of 30-year bonds, sparked sizable rallies in government securities. Corporate bonds, on the other hand, came under pressure in conjunction with weakening corporate profits and the lackluster showing of the stock market. This goes to the heart of our underperformance as the portfolio emphasizes bonds issued by corporations, which we believe offer the best prospects for total return over the long term.

     We base this belief on the fact that the spread or yield advantage between corporate bonds and government securities has been historically wide. Furthermore, the U.S. economy has shown an overwhelming propensity to grow over time, which

--------------------------------------------------------------------------------
40              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


has led to stronger performance on the part of corporate bonds versus all other fixed-income sectors. The short-term rally in government securities fizzled in November when investors warmed to the prospect of an economic turnaround next year.

     In the wake of the September 11 attacks, the areas that suffered the most were airlines and other travel-related sectors. Our holdings in these groups struggled along with their counterparts, yet their long-term return potential in a stabilizing economy gives us good reason to stand by them. Moreover, some of these securities are secured by hard assets, such as an airline's fleet of planes, while others hold significant assets on the balance sheet. Collateral of this sort is often a good indication that the issuer will be able to service its debt.

           "...we remain conspicuously mindful of credit risk in this still uncertain environment."

     As much as investment-grade securities stumbled during the period, high-yield securities fared even worse. Fortunately, our forays into this area reaped the rewards of exacting fundamental analysis which emphasizes the underlying credit characteristics able to endure a weak economy. For this reason, the portfolio suffered limited credit deterioration throughout the period, keeping returns in positive territory while positioning us to capitalize on improved profit expectations for 2002.

     Looking ahead, it would appear that the Federal Reserve's yearlong efforts to revive the flagging economy are winding down. While we are hopeful, even optimistic, that business conditions will benefit from the lower interest rate environment, we remain conspicuously mindful of credit risk in this still uncertain environment. Relying on intense credit research and an unwavering faith in the resilience of the American economy, we believe a carefully chosen portfolio concentrated in short- to intermediate-term corporate securities stands up to the current economic environment and beyond.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  41

                               Manager's Overview


WESTCORE FLEXIBLE INCOME FUND (WTLTX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR     5-YEAR      10-YEAR       6/1/88
------------      --------     ------     ------      -------       ------
11/30/01           0.90%        8.03%      5.96%       7.82%         8.84%
12/31/01           0.91%        6.19%      6.33%       7.36%         8.78%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund is subject to additional risk in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk. In addition, this Fund's exposure to foreign markets may affect the net asset value (NAV) and total return of this Fund due to foreign risk.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE FLEXIBLE INCOME FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER CORPORATE DEBT BBB INDEX

          Westcore Flexible Income Fund      Lehman Brothers Aggregate Bond Index      Lipper Corporate Debt BBB Index
          -----------------------------      ------------------------------------      -------------------------------
6/88               $10,000.00                            $10,000.00                               $10,000.00
11/88              $10,581.00                            $10,513.00                               $10,514.00
11/89              $12,255.97                            $12,025.82                               $11,644.26
11/90              $12,669.00                            $12,928.96                               $12,219.48
11/91              $14,773.32                            $14,792.02                               $14,008.41
11/92              $16,426.45                            $16,102.60                               $15,456.88
11/93              $19,396.36                            $17,857.78                               $17,605.39
11/94              $17,879.56                            $17,311.33                               $16,834.27
11/95              $22,347.66                            $20,366.78                               $20,000.80
11/96              $23,500.80                            $21,598.97                               $21,400.86
11/97              $25,853.23                            $23,687.59                               $23,125.77
11/98              $29,009.91                            $25,923.70                               $24,712.19
11/99              $27,074.95                            $25,910.74                               $24,534.27
11/00              $29,059.55                            $28,260.84                               $25,873.84
11/01              $31,393.03                            $31,417.58                               $28,559.54

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Note: Lipper categorizes Westcore Flexible Income Fund in the Lipper Flexible Income category. However, Lipper does not calculate a Lipper Index for this category. Therefore Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
42              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview


TOP 10 FIXED-INCOME HOLDINGS AS OF NOVEMBER 30, 2001

-    4.04%     PROPERTY TRUST OF AMERICA, 6.875%, 02/15/2008

-    3.93%     AMR CORP., 10.00%, 04/15/2021

-    3.84%     PARK PLACE ENTERTAINMENT CORP., 8.875%, 09/15/2008

*    3.29%     MGM MIRAGE INC., 9.75%, 06/01/2007

-    3.27%     NEW PLAN REALTY TRUST, 7.75%, 04/06/2005

-    3.26%     MANOR CARE INC., 8.00%, 03/01/2008

-    3.20%     ROUSE CO., 8.50%, 01/15/2003

*    3.07%     LEUCADIA NATIONAL CORP., 7.75%, 08/15/2013

-    3.06%     HEALTH CARE PROPERTY INVESTORS INC., 6.50%, 02/15/2006

-    2.94%     HILTON HOTELS CORP., 7.625%, 05/15/2008

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 33.90%

- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILES AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS       4.36%
FINANCIALS/REITS                                 40.89%
INDUSTRIAL                                       37.81%
TRANSPORTATION                                   16.94%

COMMON STOCK                                      3.21%
CONVERTIBLE BONDS                                 0.54%
CORPORATE BONDS                                  84.86%
PREFERRD STOCK                                    7.03%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS       4.36%

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  43

                               Manager's Overview


WESTCORE PLUS BOND FUND

FUND OBJECTIVE: LONG-TERM TOTAL RATE OF RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL, BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS OF VARYING MATURITIES.

[PHOTO OF JEROME R. POWERS]

    /s/ Jerome R. Powers

   Jerome R. Powers, CFA
   CO-PORTFOLIO MANAGER,
  WESTCORE PLUS BOND FUND


 [PHOTO OF GLEN T. CAHILL]

     /s/ Glen T. Cahill

    Glen T. Cahill, CFA
   CO-PORTFOLIO MANAGER,
  WESTCORE PLUS BOND FUND

     An already favorable environment for bonds remained in place during the period, bolstered by further easing of interest rates and a slowing economy. Against this backdrop, the Westcore Plus Bond Fund returned 4.06% for the six months ended November 30, 2001. Its benchmark, the Lehman Brothers Aggregate Bond Index, advanced 5.74% and the Lipper Intermediate Investment Grade Debt Index advanced 5.53%.

     The tragic events of September 11 all but insured, and later confirmed, that the U.S. economy had slipped into recession. At the same time, a series of aggressive interest rate cuts by the Federal Reserve, which lowered overnight rates from 4% to 2% during the period, as well as the U.S. Treasury's announcement in late October that it would halt issuance of 30-year bonds, sparked sizable rallies in government and mortgage securities. Corporate bonds, on the other hand, came under pressure in conjunction with weakening corporate profits and the lackluster showing of the stock market.

     While the Fund benefited from our holdings in mortgage and government securities during the period, our emphasis on corporate bonds clearly held back performance. However, we believe a portfolio that focuses on corporate bonds offers the best

--------------------------------------------------------------------------------
44              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                      Manager's Overview


prospects for total return over the long term. We base this belief on the fact that the spread or yield advantage between corporate bonds and government securities has been historically wide. Furthermore, the U.S. economy has shown an overwhelming propensity to grow over time, which has led to stronger performance on the part of corporate bonds versus all other fixed income sectors. The short-term rally in government securities fizzled in November when investors warmed to the prospect of an economic turnaround next year.

     In the wake of the September 11 attacks, the areas that suffered the most were airlines and other travel-related sectors. Our holdings in these groups struggled along with their counterparts, yet their long-term return potential in a stabilizing economy gives us good reason to stand by them. Moreover, some of these securities are secured by hard assets, such as an airline's fleet of planes, while others hold significant assets on the balance sheet. Collateral of this sort is often a good indication that the issuer will be able to service its debt.

        "...we continue to add value through intense credit research..."

     Looking ahead, it would appear that the Federal Reserve's yearlong efforts to revive the flagging economy are now winding down. While we are hopeful, even optimistic, that business conditions will benefit from the lower interest rate environment, we remain conspicuously mindful of credit risk in this still uncertain environment. With higher income as a critical component of our strategy, we continue to add value through intense credit research, seeking securities with the most desirable credit fundamentals. Given our unwavering faith in the resilience of the American economy, we believe a carefully chosen portfolio concentrated in short- to intermediate-term investment-grade corporate securities, cushioned by selected investments in government and mortgage securities, enhances our potential for performance in the current economic environment and beyond.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  45

                               Manager's Overview


WESTCORE PLUS BOND FUND (WTIBX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE .INCEP.
PERIOD ENDED      6-MONTH*     1-YEAR     5-YEAR      10-YEAR       6/1/88
------------      --------     ------     ------      -------       ------
11/30/01           4.06%        9.27%      6.42%       6.69%         7.41%
12/31/01           3.18%        6.78%      6.40%       6.35%         7.31%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund is subject to additional risk in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE PLUS BOND FUND, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX

          Westcore Plus Bond Fund       Lehman Brothers Aggregate Bond Index       Lipper Intermediate Investment Grade Debt Index
          -----------------------       ------------------------------------       -----------------------------------------------
6/88            $10,000.00                           $10,000.00                                         $10,000.00
11/88           $10,352.00                           $10,513.00                                         $10,514.00
11/89           $11,530.06                           $12,025.82                                         $11,644.26
11/90           $11,599.24                           $12,928.96                                         $12,178.73
11/91           $13,742.78                           $14,792.02                                         $13,905.67
11/92           $14,954.89                           $16,102.60                                         $15,153.01
11/93           $16,532.63                           $17,857.78                                         $16,827.42
11/94           $16,008.55                           $17,311.33                                         $16,293.99
11/95           $18,256.15                           $20,366.78                                         $18,923.84
11/96           $19,251.11                           $21,598.97                                         $20,013.85
11/97           $20,539.01                           $23,687.59                                         $21,382.80
11/98           $21,995.22                           $25,923.70                                         $23,176.81
11/99           $22,226.17                           $25,910.74                                         $23,155.95
11/00           $24,050.94                           $28,260.84                                         $24,985.27
11/01           $26,280.46                           $31,417.58                                         $27,763.64

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 11/30/89, the Lipper Intermediate Investment Grade Debt Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
46              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                      Manager's Overview


TOP 10 FIXED-INCOME HOLDINGS AS OF NOVEMBER 30, 2001

-    7.26%     U.S. TREASURY BONDS & NOTES ~

*    4.86%     FEDERAL HOME LOAN MORTGAGE ASSOC., 5.75%, 03/15/2009

*    4.84%     FEDERAL NATIONAL MORTGAGE ASSOC., 5.25%, 06/15/2006

-    2.94%     FEDERAL NATIONAL MORTGAGE ASSOC., 6.625%, 11/15/2010

-    2.60%     FHLMC GOLD POOL #G00336, 6.00%, 10/01/2024

+    1.91%     NEW PLAN REALTY TRUST, 7.75%, 04/06/2005

+    1.87%     KIMCO REALTY CORP., 6.83%, 11/14/2005

-    1.85%     TIME WARNER ENTERTAINMENT CO., LP, 9.625%, 05/01/2002

*    1.82%     FORD MOTOR CREDIT CO., 6.50%, 01/25/2007

*    1.51%     CAMDEN PROPERTY TRUST, 7.00%, 04/15/2004

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS:  31.46%

+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

~ Please Note: "U.S. Treasury Bonds & Notes" is a grouping of all U.S. Treasury
  Note issues held in the portfolio as of November 30, 2001.

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

TRANSPORTATION                                          6.82%
UTILITIES                                               1.19%
FINANCIAL                                              33.50%
U.S. GOVERNMENT AGENCIES & TREASURIES                  22.60%
INDUSTRIAL                                             20.43%
ASSET-BACKED, COLLATERALIZED MORTGAGE OBLIGATIONS
 & MORTGAGE-BACKED SECURITIES                           8.19%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS             7.27%

PREFERRD STOCK                                          0.88%
CORPORATE BONDS                                        59.61%
U.S. GOVERNMENT AGENCIES & TREASURIES                  22.60%
ASSET-BACKED, COLLATERALIZED MORTGAGE OBLIGATIONS
 & MORTGAGE-BACKED SECURITIES                           8.19%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS             7.27%
CONVERTIBLE BONDS                                       1.45%

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
                               Manager's Overview


WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING INSURED COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.

   [PHOTO OF THOMAS B. STEVENS]

      /s/ Thomas B. Stevens

      Thomas B. Stevens, CFA
        PORTFOLIO MANAGER,
WESTCORE COLORADO TAX-EXEMPT FUND

     A slowing economy prompted risk-averse investors to seek refuge in the municipal market, benefiting the Westcore Colorado Tax-Exempt Fund which returned 2.92% for the six months ended November 30, 2001. In contrast, our benchmark, the Lehman Brothers 10-year Municipal Bond Index returned 3.47% and our peer group, the Lipper Intermediate Municipal Debt Index, returned 3.14% for the same period.

     Our slight underperformance reflected our heavy concentration in intermediate-term, rather than short-term securities. Aggressive easing of interest rates by the Federal Reserve caused the municipal yield curve to steepen, pushing short-term rates lower while intermediate-term rates moved higher. In doing so, intermediate-term bonds, which the Fund typically emphasizes, suffered significant price declines that held back performance. On the other hand, pre-refunded bonds, because of their lower duration or sensitivity to changing interest rates, fared much better.

     During the past six months, your Fund's profile was essentially unchanged compared to the prior reporting period. Most (approximately 70%) of the Fund is represented by insured credits, which guarantee repayment of principal in the event of a default. The portfolio continued to exhibit broad diversification among high-quality revenue and general obligation bonds, while the average coupon remained above 5.00%, a relatively high current, double tax-exempt yield. The Fund has no exposure to the alternative minimum tax (AMT) treatment.

--------------------------------------------------------------------------------
48              Semi-Annual Report November 30, 2001 (UNAUDITED)          [LOGO]

                               Manager's Overview

     We also maintained a cash position of between 4% to 6% of the Fund's assets, a strategy we believe serves two purposes. First, we anticipate the possibility of increased redemptions over the next quarter as investors reallocate more into equities. Second, it is our belief that the Federal Reserve is close to completing its easing bias, which would most likely result in the eventual rising of short-term interest rates. Because of this prospect, it is our intent to moderately reduce the average weighted maturity and duration of the portfolio as protection against the value-eroding effects of higher interest rates. An effective way of achieving this, without realizing a capital gains tax event for shareholders, is by allowing cash to build rather than to sell securities.

             "The portfolio will benefit with an average coupon over
                       5.00% should interest rates rise."

     Clearly, it is too early to ascertain whether a sustained economic recovery has begun. It is our impression, however, that signs point to at least a moderation of economic weakness, and that the worst of the recession may indeed be behind us. Colorado's economy has weathered the economic downturn better than many states, as determined by recent employment data, and the state continues to attract new businesses and an influx of residents. One uncertainty that bears close watching, however, is the impact of declining state revenues on the supply of new credit issuance. In any event, we remain optimistic regarding the overall credit profile of the state and its municipalities, and continue to believe that Colorado municipal debt and the Westcore Colorado Tax-Exempt Fund are attractive vehicles for preservation of capital and double tax-exempt income in these volatile and trying times.

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
                               Manager's Overview

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE .INCEP.
PERIOD ENDED     6-MONTH*     1-YEAR     5-YEAR      10-YEAR      6/1/91
------------     --------     ------     ------      -------      ------
11/30/01           2.92%       7.36%      4.86%       5.80%        5.92%
12/31/01           1.49%       4.37%      4.75%       5.50%        5.80%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/91. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

Funds that invest primarily in instruments issued by or on behalf of one state can be more volatile and loss of principal could be greater due to state specific risk.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX

                                        Lehman Brothers
                  Westcore Colorado    10-Year Municipal    Lipper Intermediate
                   Tax-Exempt Fund         Bond Index       Municipal Debt Index
                   ---------------         ----------       --------------------
6/91                  $10,000.00           $10,000.00            $10,000.00
11/91                 $10,405.00           $11,002.80            $10,441.00
11/92                 $11,384.11           $12,098.79            $11,369.20
11/93                 $12,407.54           $13,514.95            $12,406.08
11/94                 $12,006.78           $12,911.78            $11,986.75
11/95                 $13,712.94           $15,307.04            $13,642.12
11/96                 $14,426.01           $16,173.12            $14,313.31
11/97                 $15,241.08           $17,314.13            $15,139.19
11/98                 $16,285.10           $18,717.96            $16,142.92
11/99                 $16,040.82           $18,639.34            $16,044.45
11/00                 $17,041.77           $20,067.12            $17,015.14
11/01                 $18,296.04           $21,710.62            $18,328.71

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.

Lipper Index data provided by Lipper Inc.

Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index.

An investment cannot be made directly in an index.

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50              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                               Manager's Overview

TOP 10 MUNICIPAL BOND HOLDINGS AS OF NOVEMBER 30, 2001

-   2.32%   El Paso County School District 49, 6.00%, 12/01/2009, Sinking Fund
            12/01/2007 @ 100.00, FSA

-   2.28%   Mesa County Valley School District 51, 6.00%, 12/01/2006, MBIA

-   2.27%   Summit County School District Re-1, 6.55%, 12/01/2009, Prerefunded
            12/01/2004 @ 100.00, FGIC

-   2.26%   Larimer County Poudre School District R-1, 6.00%, 12/15/2017,
            Optional 12/15/2010 @ 100.00, FGIC

-   2.14%   Boulder & Gilpin Counties, Boulder Valley School District Re-2,
            5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

-   2.12%   Eagle Garfield & Routt County School District Re-50J, 5.25%,
            12/01/2015, Optional 12/01/2009 @ 101.00, FGIC

-   2.12%   Poudre Valley Hospital District, Larimer County, 5.375%, 11/15/2007,
            Optional 11/15/2003 @ 100.00

*   2.11%   Douglas & Elbert Counties School District Re-1, 5.25%, 12/15/2017,
            Optional 12/15/2011 @ 100.00, MBIA

-   1.64%   Jefferson County School District R-1, 5.25%, 12/15/2011, Optional
            12/15/2003 @ 101.00, FGIC

-   1.18%   Adams & Weld Counties SD 27J, 5.50%, 12/01/2016, Optional 12/01/2008
            @ 100.00, FGIC

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 20.44%
-    denotes decrease in holding since last report
*    denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2001

GENERAL OBLIGATION BONDS                            63.69%

CERTIFICATES OF PARTICIPATION                        3.87%

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS          6.42%

UTILITY REVENUE BONDS                               12.76%

SPECIAL TAX REVENUE BONDS                           13.26%

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
                          Financial Table of Contents

STATEMENTS OF INVESTMENTS ................................................    53

    Westcore MIDCO Growth Fund ...........................................    53

    Westcore Growth and Income Fund ......................................    56

    Westcore Small-Cap Growth Fund .......................................    59

    Westcore Select Fund .................................................    61

    Westcore International Frontier Fund .................................    63

    Westcore International Select Fund ...................................    66

    Westcore Blue Chip Fund ..............................................    68

    Westcore Mid-Cap Opportunity Fund ....................................    71

    Westcore Small-Cap Opportunity Fund ..................................    74

    Westcore Flexible Income Fund ........................................    77

    Westcore Plus Bond Fund ..............................................    82

    Westcore Colorado Tax-Exempt Fund ....................................    88

STATEMENTS OF ASSETS AND LIABILITIES .....................................    96

STATEMENTS OF OPERATIONS .................................................   100

STATEMENTS OF CHANGES IN NET ASSETS ......................................   104

FINANCIAL HIGHLIGHTS .....................................................   116

NOTES TO FINANCIAL STATEMENTS ............................................   140

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52              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments

WESTCORE MIDCO GROWTH FUND

                                                      Shares        Market Value
                                                      ------        ------------
Common Stocks 97.74%

Basic Materials 0.90%

Multi-Industry 0.90%
ITT Industries Inc.                                   23,300        $  1,142,632
Total Basic
(Cost $1,132,458)                                                      1,142,632
                                                                    ------------
Capital Goods 2.75%

Aerospace & Defense 0.56%
Embraer-Empresa Brasilei - ADR (Brazil)               38,400             710,400

Engineering & Construction 2.19%
Granite Construction Inc.                             38,700             944,280
Jacobs Engineering Group Inc.**                       26,700           1,840,965
                                                                    ------------
                                                                       2,785,245
Total Capital Goods
(Cost $4,485,664)                                                      3,495,645
                                                                    ------------
Consumer Cyclical 15.79%
Consumer Products 2.26%
Harley-Davidson Inc.                                  29,100           1,530,078
Mattel Inc.                                           72,300           1,331,043
                                                                    ------------
                                                                       2,861,121
Media - Publishing - Cable 4.90%
Charter Communications Inc. - Class A**               91,900           1,413,422
Metro-Goldwyn-Mayer Inc.**                           122,100           2,177,043
USA Networks Inc.**                                   58,440           1,315,484
Westwood One Inc.**                                   44,800           1,310,848
                                                                    ------------
                                                                       6,216,797
Retail 8.63%
Barnes & Noble Inc.**                                 57,800           1,786,020
Bed Bath & Beyond Inc.**                              69,600           2,259,912
Family Dollar Stores Inc.                             30,400             905,920
Foot Locker Inc.**                                    71,400           1,152,396
Ross Stores Inc.                                      33,200             936,572
Starbucks Corp.**                                    102,800           1,821,616
TJX Companies Inc.                                    55,500           2,091,795
                                                                    ------------
                                                                      10,954,231
                                                                    ------------
Total Consumer Cyclical
(Cost $16,437,647)                                                    20,032,149
                                                                    ------------
Consumer Staples 2.96%

Food, Beverage & Tobaccos 2.05%
Hershey Foods Corp.                                   27,900           1,826,334
McCormick & Co. Inc.                                  18,100             778,300
                                                                    ------------
                                                                       2,604,634
                                                                    ------------
Retail Food & Drug 0.91%
Sysco Corp.                                           47,100           1,158,189
Total Consumer Staples
(Cost $3,251,654)                                                      3,762,823
                                                                    ------------
Credit Sensitive 7.22%

Financial Services 4.14%
Capital One Financial Corp.                           18,900             945,567
Eaton Vance Corp.                                     42,700           1,378,356
Lehman Brothers Holdings Inc.                         28,100           1,858,815
Stilwell Financial Inc.                               44,900           1,065,028
                                                                    ------------
                                                                       5,247,766
Insurance 3.08%
Ambac Financial Group Inc.                            36,850           2,066,548

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
                           STATEMENTS OF INVESTMENTS

                                                        Shares      Market Value
                                                        ------      ------------
HCC Insurance Holdings Inc.                             67,400      $  1,837,324
                                                                    ------------
                                                                       3,903,872
Total Credit Sensitive
(Cost $8,631,298)                                                      9,151,638
                                                                    ------------
Energy 8.22%

Energy Equipment & Services 4.37%
BJ Services Co. **                                      68,400         1,905,624
Nabors Industries Inc.**                                58,200         1,833,300
Noble Drilling Corp.**                                  61,100         1,802,450
                                                                    ------------
                                                                       5,541,374
Energy Producers 3.85%
Apache Corp.                                            45,700         2,101,743
Calpine Corp.**                                         35,300           761,068
Ocean Energy Inc.                                      113,900         2,018,308
                                                                    ------------
                                                                       4,881,119
Total Energy
(Cost $10,534,356)                                                    10,422,493
                                                                    ------------
Healthcare 24.80%

Biotechnology 5.97%
Alkermes Inc.**                                         33,300           811,854
Biogen Inc.**                                           39,500         2,326,945
Human Genome Sciences Inc.**                            27,200         1,156,272
Immunex Corp.**                                         73,300         1,979,100
Protein Design Labs Inc.**                              34,500         1,300,305
                                                                    ------------
                                                                       7,574,476
Drugs & Healthcare Products 5.74%
Apogent Technologies Inc.**                            103,800         2,532,720
Becton Dickinson & Co.                                  63,300         2,143,971
Biomet Inc.                                             39,150         1,095,809
Guidant Corp.**                                         31,100         1,517,991
                                                                    ------------
                                                                       7,290,491
Healthcare Services 13.09%
Caremark Rx Inc.**                                     119,200         1,788,000
Community Health Systems Inc.**                         87,200         2,233,192
DaVita Inc.**                                           79,600         1,802,940
Health Management Associates Inc. - Class A**           79,600         1,552,996
Laboratory Corp. of America Holdings**                  24,180         1,859,442
Omnicare Inc.                                          127,400         2,723,812
Tenet Healthcare Corp.**                                77,400         4,644,000
                                                                    ------------
                                                                      16,604,382
Total Healthcare
(Cost $22,156,160)                                                    31,469,349
                                                                    ------------
Services 8.08%

Business Services 3.71%
Cintas Corp.                                            46,250         1,976,725
Concord EFS Inc.**                                      42,600         1,277,148
Fiserv Inc.**                                           37,350         1,458,891
                                                                    ------------
                                                                       4,712,764
Consumer Services 4.37%
Cendant Corp.**                                        259,900         4,428,696
Sylvan Learning Systems Inc.**                          56,200         1,109,388
                                                                    ------------
                                                                       5,538,084
Total Services
(Cost $7,226,041)                                                     10,250,848
                                                                    ------------
Technology 27.02%
Computer Hardware 2.92%
American Power Conversion Corp.**                       71,200           979,712
Lexmark International Inc. **                           15,900           821,553
Tech Data Corp.**                                       41,600         1,905,696
                                                                    ------------
                                                                       3,706,961

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54              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments

                                                        Shares      Market Value
                                                        ------      ------------
Computer Services & Software 10.63%
AutoDesk Inc.                                           55,100     $  2,049,720
BMC Software Inc.**                                     73,400        1,229,450
Compuware Corp.**                                      127,500        1,417,800
Electronics for Imaging Inc.**                          64,900        1,423,906
Intuit Inc.**                                           24,500        1,075,550
Macromedia Inc.**                                       81,400        1,807,080
Parametric Technology Corp.**                          197,300        1,726,375
RSA Security Inc.**                                     24,000          381,600
Symantec Corp.**                                        26,700        1,734,699
Vignette Corp.**                                       117,400          635,134
                                                                     ----------
                                                                     13,481,314
Electronics 8.43%
Agere Systems Inc. - Class A**                         197,300        1,018,068
Altera Corp.**                                          45,100        1,026,476
Atmel Corp.**                                          160,800        1,326,600
Cypress Semiconductor Corp.**                           47,900        1,102,658
Integrated Circuit Systems Inc.**                       78,200        1,463,982
Micrel Inc.**                                           41,400        1,211,364
Microchip Technology Inc.**                             45,200        1,632,172
Photronics Inc.**                                       28,600          759,616
SCI Systems Inc.**                                      40,400        1,157,460
                                                                   ------------
                                                                     10,698,396
Networking 0.37%
McData Corp.- Class B**                                 18,800          473,760

Telecommunications 4.67%
Advanced Fibre Communications Inc.**                    34,300          668,164
Level 3 Communications Inc.**                          182,800        1,020,024
Polycom Inc.**                                          64,200        2,216,826
Time Warner Telecom Inc. - Class A**                    31,300          444,460
UTStarcom Inc.**                                        65,800        1,575,252
                                                                   ------------
                                                                      5,924,726
Total
(Cost $33,278,298)                                                   34,285,157
                                                                   ------------
Total Common Stocks
(Cost $107,133,576)                                                 124,012,734
                                                                   ------------
Mutual Funds 1.51%
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                      1,912,947        1,912,947
Total Mutual Funds
(Cost $1,912,947)                                                     1,912,947
                                                                   ------------
Investments of Cash Collateral
For Securities Loaned 8.07%
AIM Liquid Assets Fund                                   9,999            9,999
AIM Prime Portfolio Fund                                 2,655            2,655
Brinson Private Money Market Fund(2)                10,230,064       10,230,064
                                                                   ------------
                                                                     10,242,718
Total Investments of Cash Collateral for
  Securities Loaned (Cost $10,242,718)                               10,242,718
                                                                   ------------
Total Investments (Cost $119,289,241)                   107.32%    $136,168,399
Liabilities in Excess of Other Assets                    (7.32%)     (9,290,659)
                                                        ------     ------------
Net Assets                                              100.00%    $126,877,740
                                                        ------     ------------

See Notes to Statements of Investments

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
                           Statements of Investments

Westcore Growth and Income Fund

                                                        Shares      Market Value
                                                        ------      ------------
Common Stocks 92.70%

Capital Goods 5.41%

Electrical Equipment 3.37%
General Electric Co.                                    14,900         $573,650

Manufacturing 2.04%
Millipore Corp.                                          3,800          226,860
United Technologies Corp.                                2,000          120,400
                                                                   ------------
                                                                        347,260
Total Capital Goods
(Cost $714,501)                                                         920,910
                                                                   ------------
Consumer Cyclical 16.26%

Consumer Soft Goods 1.31%
Nike Inc. - Class B                                      4,200          222,558
Hotel - Restaurant - Leisure 1.96%
Bally Total Fitness**                                    8,800          186,912
Marriott International Inc. - Class A                    3,900          146,718
                                                                   ------------
                                                                        333,630
Media - Publishing - Cable 3.90%
AOL Time Warner Inc.**                                   6,800          237,320
Viacom Inc. - Class B**                                  5,321          232,262
Westwood One Inc.**                                      6,600          193,116
                                                                   ------------
                                                                        662,698
Retail 9.09%
Barnes & Noble Inc.**                                    6,000          185,400
Bed Bath & Beyond Inc.**                                 4,800          155,856
Costco Wholesale Corp.**                                 7,100          290,248
Family Dollar Stores Inc.                                8,300          247,340
Home Depot Inc.                                          3,400          158,644
Lowe's Companies Inc.                                    3,200          144,992
Wal-Mart Stores Inc.                                     6,600          363,990
                                                                   ------------
                                                                      1,546,470
Total Consumer Cyclical
(Cost $2,049,972)                                                     2,765,356
                                                                   ------------
Consumer Staples 4.43%

Food, Beverage & Tobacco 1.50%
Hershey Foods Corp.                                      3,900          255,294

Personal Care 1.49%
Estee Lauder Companies Inc.                              7,600          253,612

Retail Food & Drug 1.44%
Safeway Inc.**                                           5,500          245,080
Total Consumer Staples
(Cost $694,755)                                                         753,986
                                                                   ------------

Credit Sensitive 17.30%

Banks 5.55%
CitiGroup Inc.                                           6,400          306,560
Fifth Third Bancorporation                               2,500          150,225
State Street Corp.                                       4,900          256,466
Wells Fargo & Co.                                        5,400          231,120
                                                                   ------------
                                                                        944,371

Financial Services 4.49%
Capital One Financial Corp.                              4,900          245,147
Charles Schwab Corp.                                     4,950           71,082
Household International Inc.                             5,500          324,445
Stilwell Financial Inc.                                  5,200          123,344
                                                                   ------------
                                                                        764,018
Insurance 5.10%
AFLAC Inc.                                              11,600          317,840
Ambac Financial Group Inc.                               4,650          260,772

--------------------------------------------------------------------------------
56            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                        Shares      Market Value
                                                        ------      ------------
American International Group Inc.                        3,512     $    289,389
                                                                   ------------
                                                                        868,001

Utilities - Power Producers 1.25%
AES Corp.**                                              6,484          107,116
Calpine Corp.**                                          4,900          105,644
                                                                   ------------
                                                                        212,760

Utilities - Gas 0.91%

Williams Companies Inc.                                  5,800          154,974
Total Credit Sensitive
(Cost $2,612,738)                                                     2,944,124
                                                                   ------------
Energy 3.15%
Energy Equipment & Services 3.15%
Baker Hughes Inc.                                        6,600          217,602
BJ Services Co.**                                        6,500          181,090
Nabors Industries Inc.**                                 4,337          136,616
                                                                   ------------
                                                                        535,308
Total Energy
(Cost $445,875)                                                         535,308
                                                                   ------------
Healthcare 20.71%

Biotechnology 4.30%

Biogen Inc.**                                            3,400          200,294
Genentech Inc.**                                         4,800          275,760
Medimmune Inc.**                                         5,800          255,432
                                                                   ------------
                                                                        731,486

Drugs & Healthcare Products 12.22%
Abbott Laboratories                                      4,400          242,000
Apogent Technologies Inc.**                              6,600          161,040
Becton Dickinson & Co.                                   8,300          281,121
Biomet Inc.                                              4,500          125,955
IDEXX Laboratories Inc.**                                5,900          171,100
Mylan Laboratories Inc.                                  6,800          234,464
Patterson Dental Co.**                                   5,800          222,314
Pfizer Inc.                                             11,950          517,555
Pharmacia Corp.                                          2,800          124,320
                                                                   ------------
                                                                      2,079,869
Healthcare Services 4.19%
Caremark Rx Inc.**                                      11,400          171,000
Community Health Systems Inc.**                          8,500          217,685
Tenet Healthcare Corp.**                                 5,400          324,000
                                                                   ------------
                                                                        712,685
Total Healthcare
(Cost $2,799,622)                                                     3,524,040
                                                                   ------------
Services 7.14%

Business Services 5.22%
Cintas Corp.                                             5,600          239,344
Concord EFS Inc.**                                       5,800          173,884
Fiserv Inc.**                                            5,550          216,783
Omnicom Group Inc.                                       3,000          257,580
                                                                   ------------
                                                                        887,591
                                                                   ------------
Consumer Services 1.92%
Cendant Corp.**                                         14,100          240,264
Sylvan Learning Systems Inc.**                           4,400           86,856
                                                                   ------------
                                                                        327,120
Total Services
(Cost $727,939)                                                       1,214,711
                                                                   ------------
Technology 18.30%

Computer Hardware 2.47%
American Power Conversion Corp.**                        8,800          121,088
International Business Machines Corp.                    2,100          242,739
Sun Microsystems Inc.**                                  4,000           56,960
                                                                   ------------
                                                                        420,787

Computer Services & Software 8.67%
AutoDesk Inc.                                            7,900          293,880
Automatic Data Processing Inc.                           2,900          160,834
BMC Software Inc.**                                     11,000          184,250
Intuit Inc.**                                            6,100          267,790
Microsoft Corp.**                                        6,700          430,207

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
                           Statements of Investments

                                                      Shares or
                                                      Principal
                                                        Amount     Market Value
                                                        ------     ------------
Oracle Corp.**                                           9,800     $    137,494
                                                                   ------------
                                                                      1,474,455

Electronic Distribution 1.49%
W.W. Grainger Inc.                                       5,400          252,720
Electronics 4.34%
Intel Corp.                                             12,100          395,186
Linear Technology Corp.                                  4,300          176,429
Texas Instruments Inc.                                   5,200          166,660
                                                                   ------------
                                                                        738,275
Networking 1.33%
Cisco Systems Inc.**                                    11,100          226,995
Total Technology
(Cost $2,840,663)                                                     3,113,232
                                                                   ------------
Total Common Stocks
(Cost $12,886,065)                                                   15,771,667
                                                                   ------------
U.S. Government Treasuries 0.59%
U.S. Treasury Bills:
01/03/2002                                            $100,000           99,802

Total U.S. Government Treasuries
(Cost $99,802)                                                           99,802
                                                                   ------------

                                                        Shares     Market Value
                                                        ------     ------------
Mutual Funds 7.46%
Fidelity Institutional US Treasury, Class III          525,000     $    525,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                    743,865          743,865
                                                                   ------------
                                                                      1,268,865
Total Mutual Funds
(Cost $1,268,865)                                                     1,268,865
                                                                   ------------
Total Investments
(Cost $14,254,732)                                       100.75%    $ 17,140,334
Liabilities in Excess of Other Assets                    (0.75%)       (126,616)
                                                                   ------------
Net Assets                                              100.00%    $ 17,013,718
                                                                   ------------

See Notes to Statements of Investments

--------------------------------------------------------------------------------
58           Semi-Annual Report November 30, 2001 (Unaudited)             [LOGO]

                           Statements of Investments

Westcore Small-Cap Growth Fund

                                                         Share     Market Value
                                                         -----     ------------
Common Stocks 76.33%

Capital Goods 1.69%

Engineering & Construction 1.69%
Insituform Technologies Inc.- Class A**                 15,000     $    329,250
Total Capital Goods
(Cost $405,440)                                                         329,250
                                                                   ------------
Consumer Cyclical 9.98%

Hotel - Restaurant - Leisure 2.45%
Argosy Gaming Co.**                                     14,500          475,600

Retail 7.53%
Global Sports Inc.**                                    65,000        1,222,000
Hot Topic Inc.**                                         8,500          241,485
                                                                   ------------
                                                                      1,463,485
Total Consumer Cyclical
(Cost $1,561,061)                                                     1,939,085
                                                                   ------------
Consumer Staples 2.90%

Household Products 1.17%
Elizabeth Arden Inc.**                                  16,000          228,000

Retail Food & Drug 1.73%
Fleming Companies Inc.                                  13,000          336,700
Total Consumer Staples
(Cost $638,420)                                                         564,700
                                                                   ------------
Credit Sensitive 2.92%

Banks 1.41%
New York Community Bancorp Inc.                         12,000          274,800

Insurance 1.51%
Annuity and Life Re Holdings Ltd.                       12,000          292,920
Total Credit Sensitive
(Cost $644,066)                                                         567,720
                                                                   ------------
Energy 2.78%

Energy Producers 2.78%
Spinnaker Exploration Co.**                             13,000          539,110
Total Energy
(Cost $309,559)                                                         539,110
                                                                   ------------
Healthcare 26.89%

Biotechnology 6.28%
ArQule Inc.**                                           20,000          256,600
OSI Pharmaceuticals Inc.**                               6,000          290,880
Paradigm Genetics Inc.**                                50,000          245,000
Transkaryotic Therapies Inc.**                          10,000          426,400
                                                                   ------------
                                                                      1,218,880
Drug & Healthcare Products 7.88%
Albany Molecular Research Inc.**                         9,500          219,070
Array BioPharma Inc.**                                  25,000          336,250
ATS Medical Inc.                                        30,455          130,957
Biosource International Inc.**                          44,000          353,760
Intermagnetics General Corp.**                          10,000          232,500
TriPath Imaging Inc.**                                  40,000          258,000
                                                                   ------------
                                                                      1,530,537
Healthcare Services 12.73%
AMN Healthcare Services Inc.**                          20,000          520,000
Caremark Rx Inc.**                                      27,000          405,000
Cerner Corp.**                                           7,000          370,370
Eclipsys Corp.**                                        27,000          401,220
Pediatrix Medical Group Inc.**                          10,000          351,500
Province Healthcare Co.**                               14,500          424,850
                                                                   ------------
                                                                      2,472,940

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
                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Total Healthcare
(Cost $5,632,019)                                                  $  5,222,357
                                                                   ------------
Services 5.58%

Business Services 4.15%
Corporate Executive Board Co.**                         12,000          399,360
Skillsoft Corp.**                                       17,000          406,470
                                                                   ------------
                                                                        805,830
Consumer Services 1.43%
Corinthian Colleges Inc.**                               8,000          277,440
Total Services
(Cost $1,048,252)                                                     1,083,270
                                                                   ------------
Technology 23.59%

Computer Hardware 2.08%
Concurrent Computer Corp.**                             15,000          220,650
Liberate Technologies**                                 20,000          183,000
                                                                   ------------
                                                                        403,650
Computer Services & Software 15.31%
Cognizant Technology Solutions Corp.**                  12,000          384,120
Precise Software Solutions Ltd.
  (Israel)**                                            27,000          522,450
SeaChange International Inc.**                           7,500          222,450
Secure Computing Corp.**                                38,500          836,990
Stellent Inc.**                                         23,000          541,420
Websense Inc.**                                         17,500          465,850
                                                                   ------------
                                                                      2,973,280
Electronics 2.97%
Avnet Inc.                                              13,000          308,750
EMCORE Corp.**                                          20,000          268,600
                                                                   ------------
                                                                        577,350

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------      ------------
Networking 3.23%
Riverstone Networks Inc.**                              40,000     $    627,200
Total Technology
(Cost $5,451,616)                                                     4,581,480
                                                                   ------------
Total Common Stocks
(Cost $15,690,433)                                                   14,826,972
                                                                   ------------
Warrants 0.00%
Precision Optics Corp.**                                26,316                0
Total Warrants
(Cost $118,948)                                                               0
                                                                   ------------
U.S. Government Treasuries 20.28%
U.S. Treasury Bills 20.28%
12/27/01                                            $  100,000           99,841
01/03/02                                               250,000          249,504
01/17/02                                             2,750,000        2,742,418
02/14/02                                               850,000          847,035
                                                                   ------------
                                                                      3,938,798
Total U.S. Government Treasuries
(Cost $3,938,463)                                                     3,938,798
                                                                   ------------
Mutual Funds 4.36%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                    846,850          846,850
Total Mutual Funds
(Cost $846,850)                                                         846,850
                                                                   ------------
Total Investments (Cost $20,594,694)                    100.97%    $ 19,612,620
Liabilities in Excess of Other Assets                    (0.97%)       (188,726)
                                                        ------     ------------
Net Assets                                              100.00%    $ 19,423,894
                                                        ------     ------------

See Notes to Statements of Investments

--------------------------------------------------------------------------------
60            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

Westcore Select Fund

                                                        Shares     Market Value
                                                        ------     ------------
Common Stocks 85.44%

Capital Goods 5.58%

Aerospace & Defense 4.67%
United Industrial Corp.                                 55,900     $    967,070

Engineering & Construction 0.91%
Fluor Corp.                                              5,000          189,250
Total Capital Goods
(Cost $1,267,910)                                                     1,156,320
                                                                   ------------
Consumer Cyclical 20.97%

Hotel - Restaurant - Leisure 10.83%
Alliance Gaming Corp.**                                 25,000          659,000
Champps Entertainment Inc.**                           165,000        1,584,000
                                                                   ------------
                                                                      2,243,000
Media - Publishing - Cable 6.65%
Gannett Inc.                                            10,000          694,500
Metro-Goldwyn-Mayer Inc.**                              37,000          659,710
USA Netorks Inc.**                                       1,000           22,510
                                                                   ------------
                                                                      1,376,720
Retail 3.49%
Pier 1 Imports Inc.                                     50,000          723,000
Total Consumer Cyclical
(Cost $3,178,460)                                                     4,342,720
                                                                   ------------
Credit Sensitive 1.16%

Banks 1.16%
Citigroup Inc.                                           5,000          239,500
Total Credit Sensitive
(Cost $210,500)                                                         239,500
                                                                   ------------
Healthcare 12.99%

Biotechnology 5.23%
Gilead Sciences Inc.**                                  15,000     $  1,083,150

Drugs & Healthcare Products 6.08%
Women First Healthcare Inc.**                          175,000        1,260,140

Healthcare Services 1.68%
Cross Country Inc.**                                    13,500          347,625
Total Healthcare
(Cost $2,315,945)                                                     2,690,915
                                                                   ------------
Services 20.13%
Consumer Services 20.13%
Cendant Corp.**                                        125,000        2,130,000
Navigant International Inc.**                          190,000        2,040,600
                                                                   ------------
                                                                      4,170,600
Total Services
(Cost $3,341,156)                                                     4,170,600
                                                                   ------------
Technology 24.61%
Computer Hardware 6.72%
OSI Systems Inc.**                                      75,000        1,392,750

Computer Services & Software 14.42%
Gemstar-TV Guide International Inc.**                   50,000        1,386,500
Oracle Corp.**                                          55,000          771,650
Raindance Communications**                             153,000          829,260
                                                                   ------------
                                                                      2,987,410
Networking 1.98%
Cisco Systems Inc.**                                    20,000          409,000

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
                           Statements of Investments

                                                     Shares or
                                                     Principal
                                                      Amount       Market Value
                                                      ------       ------------
Telecommunications 1.49%
Polycom Inc.**                                           6,000      $   207,179
World Wireless Communications Inc.(3)**                200,000          102,000
                                                                   ------------
                                                                        309,179
Total Technology
(Cost $4,534,226)                                                     5,098,339
                                                                   ------------
Total Common Stocks
(Cost $14,848,197)                                                   17,698,394
                                                                   ------------
U.S. Government Treasuries 11.06%
U.S. Treasury Bills:
02/14/2002                                         $ 2,300,000        2,291,978
Total U.S. Government Treasuries
  (Cost $2,290,920)                                                   2,291,978
                                                                   ------------
Mutual Funds 3.28%
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                        678,507          678,507
Total Mutual Funds (Cost $678,507)                                      678,507
                                                                   ------------
Total Investments (Cost $17,817,624)                     99.78%     $20,668,879
Other Assets in Excess of Liabilities                     0.22%          44,879
                                                        ------      -----------
Net Assets                                              100.00%     $20,713,758
                                                        ------      -----------

See Notes to Statements of Investments

--------------------------------------------------------------------------------
62            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

Westcore International Frontier Fund

                                                        Shares     Market Value
                                                        ------     ------------
Common Stocks 90.69%

Consumer Discretionary 27.61%

Automobiles & Components 1.51%
Ducati Motor Holding SpA (Italy)**                     188,000     $    292,062

Consumer Durables & Apparel 6.30%
Puma AG (Germany)**                                     38,800          962,340
Tod's SpA (Italy)**                                      6,000          253,309
                                                                   ------------
                                                                      1,215,649
Hotel - Restaurant - Leisure 7.73%
Groupe FLO (France)                                     13,900          262,612
JD Wetherspoon Plc (United Kingdom)**                  113,800          612,141
PizzaExpress Plc United Kingdom)                        52,650          617,500
                                                                   ------------
                                                                      1,492,253
Media 5.87%
Alliance Atlantis Communications Group Inc. -
  Class B (Canada)**                                    39,500          372,708
CIE Series B (Mexico)**                                205,643          361,673
Toei Animation Co. Ltd. (Japan)                          7,000          397,986
                                                                   ------------
                                                                      1,132,367

Retail 6.20%
Electronics Boutique Plc (United Kingdom)              380,000          693,655
Marionnaud Parfumeries (France)**                        6,800          297,069
United Arrows Ltd. (Japan)                               6,000          206,140
                                                                   ------------
                                                                      1,196,864
Total Consumer Discretionary
  (Cost $5,384,013)                                                   5,329,195
                                                                   ------------
Consumer Staples 9.85%

Food & Drug Retailing 2.02%
Matsumotokiyoshi Co. Ltd. (Japan)                        9,800          389,230

Food, Beverage & Tobacco 3.19%
Baron de Ley (Spain)**                                  11,900          270,644
Remy Cointreau SA (France)**                            14,800          344,682
                                                                   ------------
                                                                        615,326
Household & Personal Products 4.64%
Dorel Industries Inc. - Class B - ADR
   (Canada)**                                           18,700          367,268
Kose Corp. (Japan)                                      18,000          529,240
                                                                   ------------
                                                                        896,508
Total Consumer Staples
(Cost $1,939,682)                                                     1,901,064
                                                                   ------------
Energy 6.73%

Energy 6.73%
Cairn Energy Plc (United Kingdom)**                    138,000          519,297
IHC Caland NV (Netherlands)**                            8,937          400,910
Soco International Plc (United Kingdom)**              189,000          378,289
                                                                   ------------
                                                                      1,298,496
Total Energy
(Cost $1,108,737)                                                     1,298,496
                                                                   ------------

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
                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Financials 3.37%

Diversified Financials 3.37%
AWD Holding AG (Germany)                                10,500     $    267,008
Van Der Moolen Holding NV (Netherlands)                 13,600          383,589
                                                                   ------------
                                                                        650,597
Total Financials
(Cost $835,985)                                                         650,597
                                                                   ------------

Healthcare 13.92%

Healthcare Equipment & Services 6.83%
Elekta AB (Sweden)**                                    19,300          167,089
JoMed NV (Switzerland)**                                 7,900          207,718
Lumenis Ltd. (Israel)**                                 17,700          344,265
Medidep SA (France)**                                   18,700          298,043
Phonak Holding AG (Switzerland)**                       13,000          301,160
                                                                   ------------
                                                                      1,318,275
Pharmaceuticals & Biotechnology 7.09%
Angiotech Pharmaceuticals Inc. (Canada)**                8,500          468,725
Decode Genetics Inc. (France)**                         26,900          251,515
Oxford GlycoSciences Plc (United Kingdom)**             18,000          143,751
Powderject Pharmaceuticals Plc
  (United Kingdom)**                                    37,800          292,443
Skyepharma Plc (United Kingdom)**                      264,000          211,776
                                                                   ------------
                                                                      1,368,210
Total Healthcare
(Cost $3,473,599)                                                     2,686,485
                                                                   ------------
Industrials 15.13%

Capital Goods 6.60%
Azkoyen SA (Spain)                                      17,700          156,901
Grupo Dragados SA (Spain)**                             50,700          628,745
Jarvis Plc (United Kingdom)**                           31,700          237,339
Swisslog Holding AG (Switzerland)                        6,850          159,728
Turbo Genset Inc. (United Kingdom)**                    49,200           91,213
                                                                   ------------
                                                                      1,273,926

Commercial Services & Supplies 6.77%
BTG Plc (United Kingdom)**                              15,600          171,303
Neopost SA (France)**                                    8,000          243,907
Park24 Co. Ltd. (Japan)                                  8,600          555,312
Techem AG (Germany)**                                   14,650          335,811
                                                                   ------------
                                                                      1,306,333

Transportation 1.76%
WestJet Airlines Ltd. (Canada)**                        26,800          340,179
Total Industrials (Cost $3,402,908)                                   2,920,438
                                                                   ------------
Information Technology 12.00%

Software & Services 8.51%
EDB Business Partner ASA (Norway)**                     27,100          156,239
Eidos Plc (United Kingdom)**                           115,700          389,812
Iona Technologies Plc (Ireland)**                       13,300          218,253
Lion Bioscience AG (Germany)**                           8,900          163,286
Psion Plc (United Kingdom)**                           162,000          217,166

--------------------------------------------------------------------------------
64            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------

Riverdeep Group Plc - ADR (Ireland)**                   24,200     $    497,311
                                                                   ------------
                                                                      1,642,067
Technology Hardware & Equipment 3.49%
Leica Geosystems Holding AG (Switzerland)**              1,050          118,594
SEZ Holding AG (Switzerland)                             5,950          252,192
Wavecom SA (France)**                                    7,800          302,250
                                                                   ------------
                                                                        673,036
Total Information Technology
(Cost $2,541,244)                                                     2,315,103
                                                                   ------------
Materials 0.69%

Materials 0.69%
Aggregate Industries Plc (United Kingdom)**            113,100          132,259
Total Materials
(Cost $150,521)                                                         132,259
                                                                   ------------
Telecommunication Services 1.39%

Telecommunication Services 1.39%
Colt Telecom Group Plc - DR (United Kingdom)**          34,000          268,600
                                                                   ------------
Total Telecommunication Services
(Cost $203,316)                                                         268,600
Total Common Stocks
(Cost $19,040,005)                                                   17,502,237
                                                                   ------------

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------      ------------
Preferred Stock 1.75%
Consumer Discretionary 1.75%
Retailing 1.75%
Hornbach Holding AG (Germany)                            7,000     $    338,461
Total Preferred Stock (Cost $365,857)                                   338,461
                                                                   ------------
U.S. Government Treasuries 1.55%
U.S. Treasury Bills:

12/27/2001                                            $300,000          299,528
Total U.S. Government Treasuries
(Cost $299,528)                                                         299,528
                                                                   ------------
Mutual Funds 4.09%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                    789,562          789,562
                                                                   ------------
Total Mutual Funds
(Cost $789,562)                                                         789,562
                                                                   ------------
Total Investments (Cost $20,494,952)                     98.08%     $18,929,788
Other Assets in Excess of Liabilities                     1.92%         370,895
                                                        ------      -----------
Net Assets                                              100.00%     $19,300,683
                                                        ------      -----------

See Notes to Statements of Investments

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
                           Statements of Investments

Westcore International Select Fund

                                                         Share     Market Value
                                                         -----     ------------
Common Stocks 86.17%

Consumer Discretionary 26.43%

Consumer Durables & Apparel 1.55%
Tod's SpA (Italy)**                                      1,300     $     54,884

Hotel - Restaurant - Leisure 6.36%
Oriental Land Co. Ltd. (Japan)                           2,000          143,275
Six Continents Plc (United Kingdom)**                    8,100           82,015
                                                                   ------------
                                                                        225,290
Media 10.70%
NDS Group Plc - ADR (United Kingdom)**                   2,700           55,323
Toei Animation Co. Ltd. (Japan)                          3,000          170,565
Vivendi Universal SA (France)**                          3,000          153,516
                                                                   ------------
                                                                        379,404
Retailing 7.82%
Inditex SA (Spain)**                                    10,000          192,869
Li & Fung Ltd. (Hong Kong)**                            75,500           84,225
                                                                   ------------
                                                                        277,094
Total Consumer Discretionary
(Cost $1,018,898)                                                       936,672
                                                                   ------------
Consumer Staples 6.03%

Food, Beverage & Tobacco 6.03%
Diageo Plc - ADR (United Kingdom)                        2,500          108,550
Interbrew SA (Belgium)**                                 4,000          105,299
                                                                   ------------
                                                                        213,849
Total Consumer Staples
(Cost $206,747)                                                         213,849
                                                                   ------------
Energy 5.86%

Energy 5.86%
PanCanadian Petroleum Ltd. (Canada)**                    8,000          207,673
Total Energy
(Cost $204,985)                                                         207,673
                                                                   ------------
Financials 9.95%

Banks 5.75%
Egg Plc (United Kingdom)**                             100,000          203,932

Diversified Financials 2.18%
Aiful Corp (Japan)                                       1,000           77,160

Real Estate 2.02%
Unibail (France)**                                       1,400           71,704
Total Financials
(Cost $367,871)                                                         352,796
                                                                   ------------
Healthcare 14.79%

Healthcare Equipment & Services 2.70%
Medidep SA (France)**                                    6,000           95,629

Pharmaceuticals & Biotechnology 12.09%
Elan Corp. Plc - ADR (Ireland)**                         4,000          176,880
Qiagen NV (Netherlands)**                                4,400           85,492
Sanofi Synthelabo SA (France)**                          2,400          166,330
                                                                   ------------
                                                                        428,702
Total Healthcare
(Cost $546,269)                                                         524,331
                                                                   ------------

--------------------------------------------------------------------------------
66            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                         Share     Market Value
                                                         -----     ------------
Industrials 5.95%

Capital Goods 1.04%
Embraer-Empresa Brasilei - ADR (Brazil)                  2,000     $     37,000

Transportation 4.91%
Ryanair Holdings Plc - ADR (Ireland)**                   3,000          174,000
Total Industrials
(Cost $243,038)                                                         211,000
                                                                   ------------
Information Technology 10.33%

Software & Services 4.71%
Riverdeep Group Plc - ADR (Ireland)**                    4,500           92,475
Sap AG (Germany)**                                         600           74,381
                                                                   ------------
                                                                        166,856
Technology Hardware & Equipment 5.62%
Taiwan Semiconductor Manufacturing Co Ltd. -
  ADR (Taiwan)**                                        12,500          199,124
Total Information Technology
(Cost $369,765)                                                         365,980
                                                                   ------------
Materials 4.27%

Materials 4.27%
Shin Etsu Chemical Co. Ltd. (Japan)**                    4,000          151,397
Total Materials
(Cost $162,546)                                                         151,397
                                                                   ------------
Telecommunication Services 2.56%

Telecommunication Services 2.56%
Colt Telecom Group Plc - ADR (United Kingdom)**         11,500           90,850
Total Telecommunication Services
(Cost $73,889)                                                           90,850
                                                                   ------------

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------      ------------
Total Common Stocks
(Cost $3,194,008)                                                  $  3,054,548
                                                                   ------------
Preferred Stocks 7.45%

Consumer Discretionary 2.27%

Automobiles & Components 2.27%
Porsche AG (Germany)**                                     225           80,586

Financials 5.18%

Diversified Financials 5.18%
MLP AG (Germany)**                                       2,500          183,445
Total Preferred Stocks
(Cost $366,576)                                                         264,031
                                                                   ------------
U.S. Government Treasuries 5.63%
U.S. Treasury Bills: 5.63%
01/17/2002                                            $200,000          199,543
Total U.S. Government Treasuries
(Cost $199,543)                                                         199,543
                                                                   ------------

Mutual Funds 1.48%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                     52,374           52,374

Total Mutual Funds
(Cost $52,374)                                                           52,374
                                                                   ------------
Total Investments (Cost $3,812,501)                     100.73%       3,570,496
Liabilites In Excess of Other Assets                     (0.73%)        (26,049)
                                                        ------     ------------
Net Assets                                              100.00%    $  3,544,447
                                                        ------     ------------

See Notes to Statements of Investments

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
                           Statements of Investments

Westcore Blue Chip Fund

                                                         Share     Market Value
                                                         -----     ------------
Common Stock 94.12%

Basic Materials 5.31%

Paper & Packaging 2.02%
Bowater Inc.                                            19,000     $    913,710

Transportation 3.29%
FedEx Corp.**                                           15,100          692,486
Union Pacific Corp.                                     14,500          798,225
                                                                   ------------
                                                                      1,490,711
Total Basic Materials
(Cost $2,346,608)                                                     2,404,421
                                                                   ------------
Capital Goods 3.46%

Aerospace & Defense 3.46%
General Dynamics Corp.                                   9,000          748,350
Raytheon Co.                                            25,000          819,250
                                                                   ------------
                                                                      1,567,600
Total Capital Goods
(Cost $1,243,616)                                                     1,567,600
                                                                   ------------
Consumer Cyclical 12.26%

Hotel - Restaurant - Leisure 2.33%
Tricon Global Restaurants Inc.**                        22,200        1,053,390

Media - Publishing - Cable   6.02%
Charter Communications Inc. - Class A**                 49,100          755,158
Dow Jones & Company Inc.                                18,400          931,408
Viacom Inc. - Class B**                                 23,800        1,038,870
                                                                   ------------
                                                                      2,725,436

Retail 3.91%
Target Corp.                                            20,500          769,570
TJX Companies Inc.                                      26,700        1,006,323
                                                                   ------------
                                                                      1,775,893
Total Consumer Cyclical
(Cost $4,650,540)                                                     5,554,719
                                                                   ------------
Consumer Staples 5.70%

Food, Beverage & Tobacco 3.57%
Kraft Foods Inc. - Class A                              24,800          821,376
Philip Morris Companies Inc.                            16,900          797,173
                                                                   ------------
                                                                      1,618,549

Retail Food & Drug 2.13%
Safeway Inc.                                            21,600          962,496
Total Consumer Staples
(Cost $2,197,159)                                                     2,581,045
                                                                   ------------
Credit Sensitive 34.25%

Banks 3.37%
Citigroup Inc.                                          31,866        1,526,381

Financial Services 6.71%
Federal Home Loan Mortgage Corp.                        15,500        1,025,635
J.P. Morgan Chase & Co.                                 22,500          848,700
Lehman Brothers Holdings Inc.                            6,500          429,975
Washington Mutual Inc.                                  23,550          736,644
                                                                   ------------
                                                                      3,040,954

Insurance 12.75%
ACE Ltd.                                                18,300          697,230
Allstate Corp.                                          17,700          606,048
AON Corp.                                               20,200          723,766

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68            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Hartford Financial Services Group Inc.                  19,500     $  1,154,400
Nationwide Financial Services Inc. - Class A            22,300          858,550
Principal Financial Group Inc.                          47,300        1,085,535
XL Capital Ltd. - Class A                                7,000          650,860
                                                                   ------------
                                                                      5,776,389
Utilities - Electric 4.52%
FPL Group Inc.                                          13,300          736,820
Mirant Corp.                                            32,300          788,443
Reliant Resources Inc.**                                32,100          522,267
                                                                   ------------
                                                                      2,047,530

Utilities - Gas 1.11%
Dynegy Inc. - Class A                                   16,610          504,114
Utilities - Telephone 5.79%
ALLTEL Corp.                                            14,200          924,136
BellSouth Corp.                                         22,900          881,650
Telephone & Data Systems Inc.                            9,100          819,000
                                                                   ------------
                                                                      2,624,786
Total Credit Sensitive
(Cost $14,731,432)                                                    15,520,154
                                                                   ------------
Energy 5.81%

Energy Producers 5.81%
Apache Corp.                                             9,400          432,306
Conoco Inc.                                             31,600          864,892
Ocean Energy Inc.                                       28,300          501,476
Royal Dutch Petroleum Co. - ADR
   (Netherlands)                                        17,200          831,448
                                                                   ------------
                                                                      2,630,122
Total Energy
(Cost $3,079,522)                                                     2,630,122
                                                                   ------------
Healthcare 12.02%

Drugs & Healthcare Products 6.57%
Abbott Laboratories                                     20,800        1,144,000
Bristol-Myers Squibb Co.                                17,860          960,154
Schering-Plough Corp.                                   24,400          871,812
                                                                   ------------
                                                                      2,975,966
Healthcare Services 4.21%
Omnicare Inc.                                           39,946          854,045
Tenet Healthcare Corp.**                                17,600        1,056,000
                                                                   ------------
                                                                      1,910,045
Medical Technology 1.24%
Millipore Corp.                                          9,400          561,180

Total Healthcare
(Cost $2,868,111)                                                     5,447,191
                                                                   ------------
Services 2.73%

Business Services 1.79%
Interpublic Group of Companies Inc.                     27,800          809,814

Consumer Services 0.94%
Cendant Corp.**                                         25,100          427,704
Total Services
(Cost $1,289,614)                                                     1,237,518
                                                                   ------------

Technology 12.58%

Computer Hardware 4.97%
American Power Conversion Corp.**                       67,500          928,800
International Business Machines Corp.                    7,500          866,925
Sun Microsystems Inc.                                   32,100          457,104
                                                                   ------------
                                                                      2,252,829

Computer Services & Software 2.23%
Microsoft Corp.**                                       15,700        1,008,097

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
                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Electronics 5.38%
Avnet Inc.                                              51,500     $  1,223,125
Intel Corp.                                             18,600          607,476
Sanmina Corp.**                                         28,400          607,761
                                                                   ------------
                                                                      2,438,362
Total Technology
(Cost $5,829,057)                                                     5,699,288
                                                                   ------------
Total Common Stocks
(Cost $38,235,659)                                                   42,642,058
                                                                   ------------
Mutual Funds 5.87%
Fidelity Institutional US Treasury, Class III          500,000          500,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                  2,160,551        2,160,551
                                                                   ------------
                                                                      2,660,551
Total Mutual Funds
(Cost $2,660,551)                                                     2,660,551
                                                                   ------------
Total Investments (Cost $40,896,210)                     99.99%     $45,302,609
Other Assets in Excess of Liabilities                     0.01%           3,945
                                                       ------       -----------
Net Assets                                             100.00%      $45,306,554
                                                       ------       -----------

See Notes to Statements of Investments

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70            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

Westcore Mid-Cap Opportunity Fund

                                                        Shares     Market Value
                                                        ------     ------------
Common Stocks 97.79%

Basic Materials 7.62%

Paper & Packaging 3.80%
Abitibi-Consolidated Inc.                                9,300     $     64,449
Pactiv Corp.**                                           5,700           99,750
                                                                   ------------
                                                                        164,199

Transportation 3.82%
Teekay Shipping Marshall                                 1,600           48,416
Union Pacific Corp.                                        800           44,040
USFreightways Corp.                                      2,125           72,292
                                                                   ------------
                                                                        164,748
Total Basic Materials
(Cost $327,574)                                                         328,947
                                                                   ------------
Capital Goods 3.18%

Aerospace & Defense 1.54%
General Dynamics Corp.                                     800           66,520

Machinery & Equipment 1.64%
JLG Industries Inc.                                      7,400           70,670

Total Capital Goods
(Cost $132,004)                                                         137,190
                                                                   ------------
Consumer Cyclical 15.68%

Automotive 0.25%
Cummins Inc.                                               300           10,878

Consumer Products 2.08%
Harman International Industries Inc.                     2,100           89,607

Consumer Soft Goods 1.45%
Reebok International Ltd.**                              2,700           62,802

Hotel - Restaurant - Leisure 5.26%
Anchor Gaming**                                            800           48,720
Starwood Hotels & Resorts Worldwide Inc.                 3,600           97,704
Tricon Global Restaurants Inc.**                         1,700           80,665
                                                                   ------------
                                                                        227,089

Media - Publishing - Cable 5.33%
Banta Corp.                                              2,700           77,706
Charter Communications Inc. - Class A**                  4,300           66,134
Dow Jones & Company Inc.                                 1,700           86,054
                                                                   ------------
                                                                        229,894
Retail 1.31%
Ross Stores Inc.                                         2,000           56,420
Total Consumer Cyclical
(Cost $643,994)                                                         676,690
                                                                   ------------
Consumer Staples 3.44%

Food, Beverage & Tobacco 2.42%
Bunge Ltd.                                               5,400          104,490
Retail Food & Drug 1.02%
Fleming Companies Inc.                                   1,700           44,030
Total Consumer Staples
(Cost $127,385)                                                         148,520
                                                                   ------------
Credit Sensitive 27.83%

Banks 1.17%
Westamerica Bancorporation                               1,300           50,687

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
                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Financial Services 5.14%
AmeriCredit Corp.**                                      1,900     $     43,890
Knight Trading Group Inc.**                              5,700           66,348
Lehman Brothers Holdings Inc.                              800           52,920
Sovereign Bancorp Inc.                                   5,300           58,565
                                                                   ------------
                                                                        221,723

Insurance 11.22%
ACE Ltd.                                                 1,800           68,580
Allmerica Financial Corp.                                1,000           42,890
AON Corp.                                                2,000           71,660
Hartford Financial Services Group Inc.                   1,800          106,560
Nationwide Financial Services Inc. - Class A             2,300           88,550
Principal Financial Group Inc.**                         3,000           68,850
XL Capital Ltd. - Class A                                  400           37,192
                                                                   ------------
                                                                        484,282
REITs 1.53%
iStar Financial Inc.                                     2,600           65,936

Utilities - Electric 4.38%
Avista Corp.                                             4,700           56,635
FPL Group Inc.                                           1,200           66,480
Mirant Corp.**                                           2,700           65,907
                                                                   ------------
                                                                        189,022

Utilities - Gas 3.03%
Dynegy Inc. - Class A                                    1,600           48,560
ONEOK Inc.                                               2,200           37,840
Questar Corp.                                            1,900           44,194
                                                                   ------------
                                                                        130,594

Utilities - Telephone 1.36%
Telephone & Data Systems Inc.                              650           58,500
Total Credit Sensitive
(Cost $1,271,716)                                                     1,200,744
                                                                   ------------
Energy 4.73%

Energy Producers 4.73%
Apache Corp.                                             1,300           59,787
Ocean Energy Inc.                                        3,600           63,792
XTO Energy Inc.                                          4,950           80,438
                                                                   ------------
                                                                        204,017
Total Energy
(Cost $224,323)                                                         204,017
                                                                   ------------
Healthcare 12.77%

Drugs & Healthcare Products 2.90%
IDEXX Laboratories Inc.**                                1,700           49,300
Lumenis Ltd.**                                           3,900           75,855
                                                                   ------------
                                                                        125,155

Healthcare Services 8.49%
Caremark Rx Inc.**                                       5,899           88,485
Omnicare Inc.                                            4,500           96,210
Province Healthcare Co.**                                2,200           64,460
Tenet Healthcare Corp.**                                 1,950          117,000
                                                                   ------------
                                                                        366,155
Medical Technology 1.38%
Millipore Corp.                                          1,000           59,700
Total Healthcare
(Cost $462,451)                                                         551,010
                                                                   ------------
Services 5.54%

Business Services 3.33%
Interpublic Group of Companies Inc.                      2,800           81,564
Quanta Services Inc.**                                   4,000           62,200
                                                                   ------------
                                                                        143,764
Consumer Services 2.21%
Cendant Corp.**                                          5,600           95,424
Total Services
(Cost $244,433)                                                         239,188

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72            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Technology 17.00%

Computer Hardware 2.17%
American Power Conversion Corp.**                        6,800     $     93,568

Computer Services & Software 2.06%
Ciber Inc.**                                            11,600           88,856

Electronics 9.58%
Avnet Inc.                                               3,350           79,563
Newport Corp.                                            3,800           67,526
Oak Technology Inc.**                                    7,700           89,628
Sanmina Corp.**                                          2,800           59,920
Therma-Wave Inc.**                                       3,100           34,348
Veeco Instruments Inc.**                                 2,500           82,277
                                                                   ------------
                                                                        413,262
Networking 1.42%
Enterasys Networks Inc.**                                6,200           61,442

Telecommunications 1.77%
IDT Corp.**                                              3,000           40,500
IDT Corp.- Class B**                                     3,000           35,700
                                                                   ------------
                                                                         76,200

Total Technology
(Cost $774,977)                                                         733,328
                                                                   ------------
Total Common Stocks
(Cost $4,208,857)                                                     4,219,634
                                                                   ------------
Mutual Funds 1.56%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                     67,149           67,149

Total Mutual Funds (Cost $67,149)                                        67,149
                                                                   ------------
Total Investments (Cost $4,276,006)                      99.35%    $  4,286,783
Other Assets in Excess of Liabilities                     0.65%          27,970
                                                        ------     ------------
Net Assets                                              100.00%    $  4,314,753
                                                        ------     ------------

See Notes to Statements of Investments

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
Statements of Investments

Westcore Small-Cap Opportunity Fund

                                                        Shares     Market Value
                                                        ------     ------------
Common Stocks 94.99%

Basic Materials 11.92%

Chemicals 2.61%
A. Schulman Inc.                                         6,400     $     83,328
OM Group Inc.                                            5,400          328,050
Spartech Corp.                                          21,300          413,220
                                                                   ------------
                                                                        824,598
Paper & Packaging 3.72%
Bowater Inc.                                            10,200          490,518
IVEX Packaging Corp.**                                  38,400          685,440
                                                                   ------------
                                                                      1,175,958
Transportation 5.59%
Oshkosh Truck Corp.                                      8,000          341,600
Stelmar Shipping Ltd.**                                 27,000          345,600
Teekay Shipping Marshall                                14,400          435,744
USFreightways Corp.                                     19,000          646,380
                                                                   ------------
                                                                      1,769,324
Total Basic Materials
(Cost $3,584,541)                                                     3,769,880
                                                                   ------------
Capital Goods 2.32%

Electrical Equipment 0.52%
Belden Inc.                                              7,600          164,920

Machinery & Equipment 1.80%
JLG Industries Inc.                                     59,600          569,180
Total Capital Goods
(Cost $871,266)                                                         734,100
                                                                   ------------
Consumer Cyclical 15.74%

Automotive 3.46%
Cooper Tire & Rubber Co.                                39,100          579,462
Cummins Inc.                                             2,100           76,146
Lear Corp.**                                            12,300          439,725
                                                                   ------------
                                                                      1,095,333
Building Related 0.97%
Kellwood Co.                                            13,800          305,394

Consumer Products 2.35%
Harman International Industries Inc.                    13,200          563,244
Measurement Specialties Inc.**                          27,600          179,400
                                                                   ------------
                                                                        742,644
Consumer Soft Goods 0.90%
Wolverine World Wide Inc.                               18,900          283,311

Hotel - Restaurant - Leisure 4.00%
Bally Total Fitness Holding Corp.**                     11,100          235,764
CBRL Group Inc.                                         23,600          609,588
Prime Hospitality Corp.**                               41,900          420,676
                                                                   ------------
                                                                      1,266,028
Retail 4.06%
AnnTaylor Stores Corp.**                                11,200          305,424
Cash America International Inc.                         21,000          192,150
Rent-A-Center Inc.**                                    12,000          364,800
Ross Stores Inc.                                        14,900          420,329
                                                                   ------------
                                                                      1,282,703
Total Consumer Cyclical
(Cost $5,049,841)                                                     4,975,413
                                                                   ------------
Consumer Staples 6.03%

Food, Beverage & Tobacco 2.08%
Bunge Ltd.                                              33,900          655,965

Household Products 2.20%
Elizabeth Arden Inc.**                                  22,900          326,325
Salton Inc.**                                           22,000          370,920
                                                                   ------------
                                                                        697,245

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74            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Retail Food & Drug 1.75%

Fleming Companies Inc.                                  21,400     $    554,260
Total Consumer Staples
(Cost $1,626,934)                                                     1,907,470
                                                                   ------------
Credit Sensitive 23.23%

Banks 4.56%
Colonial BancGroup Inc.                                 20,300          268,975
Republic Bancorp Inc.                                   22,330          303,018
Waypoint Financial Corp.                                29,000          423,980
Westamerica Bancorporation                              11,400          444,486
                                                                   ------------
                                                                      1,440,459
Financial Services 6.44%
AmeriCredit Corp.                                       13,400          309,540
FirstFed Financial Corp.**                              13,500          323,325
Knight Trading Group Inc.**                             43,100          501,684
Security Capital Group Inc. - Class B**                 25,800          548,250
Taubman Centers Inc.                                    24,600          354,978
                                                                   ------------
                                                                      2,037,777
Insurance 3.86%
Delphi Financial Group - Class A                        12,720          422,940
Odyssey Re Holdings Corp.                               27,500          423,500
W.R. Berkley Corp.                                       7,000          374,500
                                                                   ------------
                                                                      1,220,940
REITs 3.50%
Annaly Mortgage Management Inc.                         19,200          269,952
Glenborough Realty Trust Inc                            16,800          304,584
Innkeepers USA Trust                                    29,100          256,080
Reckson Associates Realty Corp.                         12,300          275,028
                                                                   ------------
                                                                      1,105,644
Utilities - Electric 2.20%
Avista Corp.                                            24,100          290,405
Idacorp Inc.                                            10,900          406,788
                                                                   ------------
                                                                        697,193
Utilities - Gas 2.67%
Energen Corp.                                           16,100          373,198
ONEOK Inc.                                              12,500          215,000
Questar Corp.                                           11,000          255,860
                                                                   ------------
                                                                        844,058
Total Credit Sensitive
(Cost $7,698,894)                                                     7,346,071
                                                                   ------------
Energy 3.11%

Energy Producers 3.11%
Western Gas Resources Inc.                              13,600          406,368
XTO Energy Inc.                                         35,500          576,875
                                                                   ------------
                                                                        983,243
Total Energy
(Cost $1,114,529)                                                       983,243
                                                                   ------------

Healthcare 8.92%

Drugs & Healthcare Products 4.46%
Cooper Companies Inc.                                   11,500          507,150
IDEXX Laboratories Inc.**                               12,500          362,500
Lumenis Ltd.**                                          27,800          540,710
                                                                   ------------
                                                                      1,410,360
Healthcare Services 3.16%
Omnicare Inc.                                           22,134          473,225
Province Healthcare Co.**                               18,000          527,400
                                                                   ------------
                                                                      1,000,625
Medical Technology 1.30%
Millipore Corp.                                          6,900          411,930
Total Healthcare
(Cost $2,350,414)                                                     2,822,915
                                                                   ------------

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
                           Statements of Investments

                                                        Shares     Market Value
                                                        ------     ------------
Services 6.36%

Business Services 5.19%
APAC Customer Services Inc.**                           69,500     $    208,500
MAXIMUS Inc.**                                           5,600          218,960
NCO Group Inc.**                                        26,700          463,779
Quanta Services Inc.**                                  22,300          346,765
URS Corp.**                                             17,100          403,560
                                                                   ------------
                                                                      1,641,564
Consumer Services 1.17%
Handleman Co.**                                         26,800          368,768
Total Services
(Cost $2,502,026)                                                     2,010,332
                                                                   ------------
Technology 17.36%

Computer Services & Software 6.59%
Ciber Inc.**                                            84,300          645,738
DiamondCluster International Inc.- Class A**            58,000          580,000
JDA Software Group Inc.**                               13,300          224,637
MSC Software Corp.**                                    45,200          632,800
                                                                   ------------
                                                                      2,083,175

Electronics 8.06%
Asyst Technologies Inc.**                               48,900          545,724
Newport Corp.                                           19,600          348,292
Oak Technology Inc.**                                   55,300          643,692
Therma-Wave Inc.**                                      21,800          241,544
Veeco Instruments Inc.                                  21,200          697,713
Viasystems Group Inc.**                                 84,900           72,165
                                                                   ------------
                                                                      2,549,130

Telecommunications 2.71%
IDT Corp.**                                             33,800          456,300
IDT Corp. - Class B **                                  33,800          402,220
                                                                   ------------
                                                                        858,520

Technology
(Cost $6,553,394)                                                  $  5,490,825
                                                                   ------------
Total Common Stocks
(Cost $31,351,839)                                                   30,040,249
                                                                   ------------
Mutual Funds 5.78%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                  1,426,507        1,426,507
Fidelity Institutional U.S. Treasury,
  Class III**                                          400,000          400,000
                                                                   ------------
                                                                      1,826,507
Total Mutual Funds
(Cost $1,826,507)                                                     1,826,507
                                                                   ------------

Investments of Cash Collateral For
Securities Loaned 8.79%

Mutual Funds 8.79%
AIM Liquid Assets Fund                                 203,749          203,749
AIM Prime Portfolio Fund                                   268              268
Brinson Private Money Market Fund(2)                 2,574,923        2,574,923
                                                                   ------------
                                                                      2,778,940
Total Investments of Cash Collateral
For Securities Loaned
(Cost $2,778,940)                                                     2,778,940
                                                                   ------------
Total Investments
(Cost $35,957,286)                                      109.56%    $ 34,645,696
Liabilities in Excess of Other Assets                    (9.56%)     (3,023,174)
                                                        ------     ------------
Net Assets                                              100.00%    $ 31,622,522
                                                        ------     ------------

See Notes to Statements of Investments

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76            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

Westcore Flexible Income Fund

                                                        Shares     Market Value
                                                        ------     ------------
Common Stocks 3.21%

Financial 3.21%

REITs 3.21%
FelCor Lodging Trust Inc.                                2,000     $     33,160
First Industrial Realty Trust Inc.                       1,000           30,650
Host Marriott Corp.                                      6,100           51,362
iStar Financial Inc.                                     1,000           25,360
Mills Corp.                                              1,200           28,776
Plum Creek Timber Co. Inc.                               2,000           56,740
Post Properties Inc.                                     1,000           34,530
                                                                   ------------
                                                                        260,578
Total Financial
(Cost $278,849)                                                         260,578
                                                                   ------------
Total Common Stocks
(Cost $278,849)                                                         260,578
                                                                   ------------
Preferred Stocks 7.03%

Financial 5.35%

Banks 0.62%
Wells Fargo Capital Trust - 7.00%, 09/01/2031            2,000           49,940

REITs 4.73%
Apartment Investment & Management Co. -
  Series G, 9.375%                                       2,000           50,900
Colonial Properties Trust - Series C, 9.25%              2,000           52,080
EIX Trust I - Series A, 7.875%                           2,000           34,900
First Industrial Realty Trust Inc. -
  Series E, 7.90%                                        1,000           23,960
Kimco Realty Corp. - Series C, 8.375%                    2,000           50,160
Liberty Property Trust - Series A, 8.80%                 2,000           50,140
Public Storage Inc. - Series R, 8.00%                    1,000           25,350
Rouse Capital - 9.25%, 12/31/2025                        1,500           37,950
Taubman Centers Inc.** - Series A, 8.30%                 1,400           33,068
Vornado Realty Trust - Series C, 8.50%                   1,000           25,380
                                                                   ------------
                                                                        383,888

Total Financial
(Cost $407,771)                                                         433,828
                                                                   ------------

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
                           Statements of Investments

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------      ------------
Industrial 0.70%

Aerospace & Defense 0.70%

Raytheon Co. - 8.25%, 05/15/2006                         1,000     $     56,700
Total Industrial
(Cost $49,125)                                                           56,700
                                                                   ------------
Transportation       0.98%

Airlines 0.98%
AMR Corp. - 7.875%, 07/13/2039                           1,300           27,495
Delta Air Lines Inc. - 8.125%, 07/01/2039                1,400           30,842
UAL Corp. Capital Trust - Series T, 13.25%               1,000           21,450
                                                                   ------------
                                                                         79,787
Total Transportation
(Cost $74,100)                                                           79,787
                                                                   ------------
Total Preferred Stocks
(Cost $530,996)                                                         570,315
                                                                   ------------

Convertible Bonds 0.54%

Industrial 0.54%

Healthcare 0.54%

Omnicare Inc., 5.00%, 12/01/2007                      $ 50,000           44,063
Total Convertible Bonds
(Cost $42,783)                                                           44,063
                                                                   ------------

Corporate Bonds 84.86%

Financial 32.33%

Financial Services 0.07%

Finova Capital Corp., 7.50%, 11/15/2009                 15,000            5,400

Insurance 4.82%
Leucadia Capital Trust, 8.65%, 01/15/2027               50,000           44,499
Leucadia National Corp., 7.75%, 08/15/2013             250,000          249,101
Zurich Reinsurance, 7.125%, 10/15/2023                 100,000           98,015
                                                                   ------------
                                                                        391,615

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78            Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

                           Statements of Investments

                                                         Principal
                                                           Amount   Market Value
                                                           ------   ------------

REITs 27.44%
BRE Properties Inc., 7.45%, 01/15/2011                   $  50,000   $   51,576
Camden Property Trust, 7.00%, 04/15/2004                   150,000      156,889
Centerpoint Properties Corp., 6.75%, 04/01/2005            100,000      103,340
EOP Operating LP, 7.875%, 07/15/2031                       100,000      101,313
Health Care Property Investors Inc., 6.50%, 02/15/2006     250,000      248,328
Healthcare Realty Trust, 8.125%, 05/01/2011                 50,000       52,166
iStar Financial Inc., 8.75%, 08/15/2008                     50,000       51,609
JDN Realty Corp., 6.918%, 03/31/2003                        35,000       33,271
Nationwide Health Properties Inc., 7.23%, 11/08/2006       150,000      143,812
New Plan Realty Trust, 7.75%, 04/06/2005                   250,000      265,514
Price Development Co. LP, 7.29%, 03/11/2008                125,000      122,839
Property Trust of America, 6.875%, 02/15/2008              328,125      328,215
Rouse Co., 8.50%, 01/15/2003                               250,000      259,553
Security Capital Industrial Trust, 7.95%, 05/15/2008       200,000      210,239
Trinet Corporate Realty Trust Inc., 6.75%,
  03/01/2013(4)                                            100,000       99,567
                                                                     ----------
                                                                      2,228,231
Total Financial
(Cost $2,545,276)                                                     2,625,246
                                                                     ----------

Industrial 36.57%

Automobiles 0.54%

Dana Corp., 6.50%, 03/01/2009                               50,000       43,914

Energy 1.82%

Amerigas Partners LP, 8.875%, 05/20/2011(1)                100,000      104,500
Enron Corp.:
   6.75%, 07/01/2005(5)                                    150,000        3,002
   8.25%, 09/15/2012(5)                                  2,025,000       40,500
                                                                     ----------
                                                                        148,002

Healthcare 3.90%
Manor Care Inc., 8.00%, 03/01/2008                         250,000      265,000
Quest Diagnostic Inc., 6.75%, 07/12/2006                    50,000       51,391
                                                                     ----------
                                                                        316,391

Hotel - Restaurant - Leisure 17.17%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006          200,000      189,000
Hilton Hotels Corp., 7.625%, 05/15/2008                    250,000      239,075
MGM Mirage Inc., 9.75%, 06/01/2007                         250,000      267,187
Park Place Entertainment Corp., 8.875%, 09/15/2008         300,000      312,000

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
                           Statements of Investments

                                                       Principal
                                                         Amount    Market Value
                                                         ------    ------------

Royal Caribbean Cruises Ltd., 6.75%, 03/15/2008        $  250,000    $  188,745
Times Square Hotel Trust, 8.528%, 08/01/2026(1)            99,568        96,965
Venetian Casino Resort LLC, 12.25%, 11/15/2004            100,000       101,500
                                                                     ----------
                                                                      1,394,472

Manufacturing 3.00%
Briggs & Stratton Corp., 8.875%, 03/15/2011               100,000       106,250
Crown Cork & Seal Co. Inc., 8.375%, 01/15/2005            160,000        64,800
IDEX Corp., 6.875%, 02/15/2008                             75,000        72,247
                                                                     ----------
                                                                        243,297

Media - Publishing - Cable 2.64%
Charter Communication Holdings Capital Corp.,
  11.125%, 01/15/2011                                     150,000       162,000
Tele-Communicatons Inc., 9.25%, 01/15/2023                 50,000        52,313
                                                                     ----------
                                                                        214,313

Office Automation & Equipment 1.71%
Xerox Corp., 5.50%, 11/15/2003                            150,000       138,750

Retail 2.67%
Penney (JC) Co. Inc., 7.625%, 03/01/2097                  120,000        94,628
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007(4)        125,000       122,500
                                                                     ----------
                                                                        217,128

Telecommunications 3.12%
AT&T Canada Inc., 7.65%, 09/15/2006                        50,000        36,117
Level 3 Communications Inc., 12.875%, 3/15/2010           200,000        47,000
Lucent Technologies Inc.:
   5.50%, 11/15/2008,                                     100,000        79,500
   6.45%, 03/15/2029                                       50,000        35,250
Nortel Networks Ltd., 6.125%, 02/15/2006                   65,000        55,871
                                                                     ----------
                                                                        253,738

Total Industrial
(Cost $3,207,988)                                                     2,970,005
                                                                     ----------

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80              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments

                                                              Shares or
                                                              Principal
                                                                Amount       Market Value
                                                                ------       ------------
Transportation 15.96%

Airlines 15.96%

AMR Corp., 10.00%, 04/15/2021                                $   350,000     $   319,024
Atlas Air Inc., Pass-Through Certificates,
  Series 991A, 7.20%, 01/02/2019(4)                              117,166         102,985
Continental Airlines Inc., Pass-Through Certificates,
   Series 99-2, Class B, 7.566%, 03/15/2020(4)                   239,013         207,402
Delta Airlines Inc., 7.70%, 12/15/2005                           175,000         164,369
United AirLines Inc., Pass-Through Certificates,
   Series 95-A1, 9.02%, 04/19/2012(4)                            206,904         185,940
United AirLines Inc., Equipment Trust, Series 92-A,
   9.35%, 04/07/2016(4)                                          225,000         193,641
US Airways Inc., Pass-Through Certificates,
  Series 98-1, 6.85%, 01/30/2018(4)                              140,952         122,282
                                                                             -----------
                                                                               1,295,643
Total Transportation
(Cost $1,461,091)                                                              1,295,643
                                                                             -----------
Total Corporate Bonds
(Cost $7,214,355)                                                              6,890,894
                                                                             -----------

Mutual Funds 4.08%
Goldman Sachs Financial Square Prime Obligations Fund -
FST Shares                                                       331,463         331,463
Total Mutual Funds
(Cost $331,463)                                                                  331,463
                                                                             -----------

Investments of Cash Collateral for Securities Loaned 0.42%
Aim Liquid Assets Fund                                             5,566           5,566
Brinson Private Money Market Fund(2)                              28,637          28,637
                                                                             -----------
                                                                                  34,203

Total Investments of Cash Collateral for Securities Loaned
(Cost $34,203)                                                                    34,203
                                                                             -----------
Total Investments (Cost $8,432,649)                               100.14%    $ 8,131,516
Liabilities in Excess of Other Assets                              (0.14%)       (11,015)
                                                                  ------     -----------
Net Assets                                                        100.00%    $ 8,120,501
                                                                  ------     -----------

See Notes to Statements of Investments.

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
                           Statements of Investments

Westcore Plus Bond Fund

                                                        Shares or
                                                        Principal
                                                          Amount    Market Value
                                                          ------    ------------
Preferred Stocks 0.88%

Financial 0.88%

REIT's 0.88%
Colonial Properties Trust - Series C, 9.25%                10,000     $  260,400
Public Storage Inc. - Series R, 8.00%                       9,000        228,150
                                                                      ----------
                                                                         488,550
Total Financial
(Cost $475,000)                                                          488,550
                                                                      ----------
Total Preferred Stocks
(Cost $475,000)                                                          488,550
                                                                      ----------
Convertible Bonds 1.45%

Industrial 1.45%

Healthcare 0.56%
Omnicare Inc., 5.00%, 12/01/2007                       $  350,000        308,438

Hotel - Restaurant - Leisure 0.56%
Hilton Hotels Corp., 5.00%, 05/15/2006                    350,000        308,438

Telecommunications 0.33%
Corning Inc., Zero Coupon, 3.50%, 11/08/2015(4)           350,000        183,313
Total Industrial
(Cost $810,007)                                                          800,189
                                                                      ----------
Total Convertible Bonds
(Cost $810,007)                                                          800,189
                                                                      ----------
Corporate Bonds 59.61%

Financial 32.62%

Data Processing/Management 0.46%
Dun & Bradstreet Corp., 6.625%, 03/15/2006                250,000        257,264

Financial Services 4.13%

Beneficial Corp., 6.25%, 02/18/2013(5)                    450,000        465,161
Ford Motor Credit Co., 6.50%, 01/25/2007                1,000,000      1,009,844
General Motors Acceptance Corp., 6.875%, 09/15/2011       500,000        494,756

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82              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments

                                                            Principal
                                                             Amount      Market Value
                                                             ------      ------------
Pemex Finance Ltd., 7.80%. 02/15/2013                      $  150,000     $  166,912
Transamerica Finance Corp., 7.25%, 08/15/2002                 150,000        154,696
                                                                          ----------
                                                                           2,291,369

Insurance 3.90%
Aetna Services Inc., 7.125%, 08/15/2006                       750,000        805,607
Leucadia Capital Trust I, 8.65%, 01/15/2027                   150,000        133,496
Leucadia National Corp., 7.75%, 08/15/2013                    700,000        697,484
Phoenix Home Life Mutual, 6.95%, 12/01/2006(1)                500,000        524,435
                                                                          ----------
                                                                           2,161,022
Investment Banking/Brokerage 0.39%
Bear Stearns Companies Inc., 7.80%, 08/15/2007                200,000        217,956

REITs 23.74%
Avalon Properties Inc., 6.875%, 12/15/2007                    225,000        233,714
AvalonBay Communities Inc., 8.25%, 07/15/2008                 300,000        327,997
BRE Properties Inc., 7.45%, 01/15/2011                        400,000        412,609
Camden Property Trust, 7.00%, 04/15/2004                      800,000        836,742
Centerpoint Properties Corp., 6.75%, 04/01/2005               400,000        413,361
Chateau Properties LP, 6.92%, 12/10/2014(4)                   375,000        388,592
Chelsea GCA Realty Partnership LP, 7.25%, 10/21/2007          300,000        302,516
Colonial Realty LP, 7.00%, 07/14/2007                         300,000        302,909
Corporate Property Investors, 7.75%, 08/15/2004(1)            600,000        641,734
Crescent Real Estate Equities LP, 7.00%, 09/15/2002           300,000        300,016
Developers Diversified Realty, 6.95%, 07/23/2004              500,000        521,304
EOP Operating LP, 7.875%, 07/15/2031                          600,000        607,877
ERP Operating LP, 7.57%, 08/15/2026(4)                        240,000        259,150
Evans Withycombe Residential, 7.50%, 04/15/2004               375,000        400,557
Health Care Property Investors Inc., 6.50%, 02/15/2006        400,000        397,325
Healthcare Realty Trust Inc., 8.125%, 05/01/2011              350,000        365,164
iStar Financial Inc., 8.75%, 08/15/2008                        50,000         51,609
Kimco Realty Corp., 6.83%, 11/14/2005                       1,000,000      1,037,029
Liberty Property LP, 7.10%, 08/15/2004                        500,000        526,767
Nationwide Health Properties Inc., 7.23%, 11/08/2006          425,000        407,468
New Plan Realty Trust, 7.75%, 04/06/2005                    1,000,000      1,062,055
Price Development Co. LP, 7.29%, 03/11/2008                   200,000        196,543
Rouse Co., 8.50%, 01/15/2003                                  400,000        415,285
Security Capital Industrial Trust, 7.95%, 05/15/2008          350,000        367,918
Trinet Corporate Realty Trust Inc., 6.75%, 03/01/2013(4)      550,000        547,616
United Dominion Realty Trust, 7.02%, 11/15/2005               500,000        504,012

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
                           Statements of Investments

                                                          Principal
                                                           Amount       Market Value
                                                           ------       ------------
Washington Real Estate Investment Trust,
  7.125%, 08/13/2003                                     $   750,000     $   784,559
Weingarten Realty Investors, 7.00%, 07/15/2011(1)            550,000         560,447
                                                                         -----------
                                                                          13,172,875
Total Financial
(Cost $17,280,358)                                                        18,100,486
                                                                         -----------

Industrial 18.98%

Automobiles 1.55%
Dana Corp., 6.50%, 03/01/2009                                375,000         329,357
Diamler Chrysler NA Holding Corp., 7.75%, 06/15/2005         500,000         532,597
                                                                         -----------
                                                                             861,954

Chemicals 1.00%
Borden Inc., 7.875%, 02/15/2023                              500,000         350,749
Olin Corp., 8.00%, 06/15/2002                                200,000         205,552
                                                                         -----------
                                                                             556,301

Energy 1.72%
Atmos Energy Corp.,7.375%, 05/15/2011                        400,000         416,739
Burlington Resources, 6.50%, 12/01/2011(1)                   200,000         195,077
Enron Corp.:
   6.75%, 07/01/2005(5)                                      325,000           6,503
   8.25%, 09/15/2012(5)                                      100,000           2,000
Halliburton Co., 6.00%, 08/01/2006                           325,000         332,429
                                                                         -----------
                                                                             952,748

Healthcare 1.83%
Bristol-Myers Squibb Co., 4.75%, 10/01/2006                  250,000         251,463
Hillenbrand Industries Inc., 8.50%, 12/01/2011               325,000         355,088
Quest Diagnostics Inc., 6.75%, 07/12/2006                    400,000         411,127
                                                                         -----------
                                                                           1,017,678

Hotel - Restaurant - Leisure 5.48%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006            500,000         472,500
Hilton Hotels Corp., 7.625%, 05/15/2008                      550,000         525,965
MGM Mirage Inc., 9.75%, 06/01/2007                           600,000         641,250
Park Place Entertainment Corp., 8.875%, 09/15/2008           700,000         728,000
Royal Caribbean Cruises Ltd., 6.75%, 03/15/2008              350,000         264,243
Times Square Hotel Trust, 8.528%, 08/01/2026(1)              423,165         412,102
                                                                         -----------
                                                                           3,044,060

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84              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments

                                                               Principal
                                                                 Amount      Market Value
                                                                 ------      ------------
Media - Publishing - Cable 3.70%

AT&T Corp., 6.00%, 03/15/2009                                $   350,000     $   335,137
Charter Communications Holdings Capital Corp.,
   11.125%, 01/15/2011                                           300,000         324,000
Tele-Communications Inc., 9.25%, 01/15/2023                      350,000         366,192
Time Warner Entertainment Co. LP, 9.625%, 05/01/2002           1,000,000       1,026,078
                                                                             -----------
                                                                               2,051,407
Metals 0.39%
Cyprus Amax Minerals Co., 6.625%, 10/15/2005                     225,000         216,950

Paper & Related Products 1.45%
Georgia - Pacific Corp., 9.875%, 11/01/2021(4)                   750,000         803,576

Retail 0.40%
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007(4)               225,000         220,500

Telecommunications 1.46%

AT&T Canada Inc., 7.65%, 09/15/2006                              525,000         379,225
Nortel Networks Ltd., 6.125%, 02/15/2006                         500,000         429,775
                                                                             -----------
                                                                                 809,000
Total Industrial
(Cost $10,973,823)                                                            10,534,174
                                                                             -----------

Transportation 6.82%

Airlines 6.82%
Aerofreighter Finance Trust - Series A, Class A, 7.85%,
   12/15/2009(1)(5)                                              200,669         202,795
America West Airlines Inc., Pass - Through Certificates,
   Series 1999-1, Class G, 7.93%, 01/02/2019(1)(4)               166,162         168,588
American Airlines Inc., Series 1991, 9.71%, 01/02/2007           637,042         659,501
AMR Corp.:
   10.40%, 03/15/2011                                            250,000         237,921
   10.00%, 04/15/2021                                            400,000         364,598
Continental Airlines Inc., Pass-Through Certificates,
   Series 962A, 7.75%, 07/02/2014(4)                             410,433         391,920
Continental Airlines Inc., Pass-Through Certificates,
  Series 99-2, Class B, 7.566%, 03/15/2020(4)                    191,210         165,922
Delta Air Lines Inc., 7.70%, 12/15/2005                          300,000         281,775
United AirLines Inc., Pass-Through Certificates, Series
  95-A1, 9.02%, 04/19/2012(4)                                    827,618         743,760
United AirLines Inc., Equipment Trust, Series 92-A,
  9.35%, 04/07/2016(4)                                           350,000         301,219

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
                           Statements of Investments

                                                                  Principal
                                                                    Amount      Market Value
                                                                    ------      ------------
US Airways Inc., Pass-Through Certificates, Series 98-1,
  6.85%, 01/30/2018(4)                                           $   305,396     $   264,945
                                                                                 -----------
                                                                                   3,782,944

Total Transportation
(Cost $4,093,946)                                                                  3,782,944
                                                                                 -----------
Utilities 1.19%

Electric - Integrated 1.19%
Midamerican Energy Co., 7.375%, 08/01/2002                           250,000         257,612
Western Resources Inc., 7.25%, 08/15/2002                            400,000         401,153
                                                                                 -----------
                                                                                     658,765
Total Utilities
(Cost $647,738)                                                                      658,765
                                                                                 -----------
Total Corporate Bonds
(Cost $32,995,865)                                                                33,076,369
                                                                                 -----------

Asset-Backed Securities, Collateralized Mortgage Obligations
& Mortgage-Backed Securities 8.19%

Asset-Backed Securities 3.80%
American Express Master Trust, Series 98-1A, 5.90%,
04/15/2004(4)                                                        500,000         519,799
AmeriCredit Automobile Receivables Trust, Series 2001-B,
  Class A4, 5.37%, 06/12/2008(4)                                     250,000         257,130
Arcadia Automobile Receivables Trust, Series 1999-C,
   Class A3, 7.20%, 06/15/2007(4)                                    181,260         191,031
COMED Transitional Funding Trust, Series 1998-1,
  Class A6, 5.63%, 06/25/2009(4)                                     150,000         155,304
Household Automobile Revolving Trust I, Series 1998-1,
  Class B1, 6.30%, 05/17/2005(4)                                      43,119          44,127
John Deere Owner Trust, Series 1999-A, Class A4,
  6.12%, 10/17/2005(4)                                               375,000         384,183
Newcourt Equipment Trust Securities, Series 1998-1,
  Class A3, 5.24%, 12/20/2002(4)                                         366             367
Sears Credit Account Master Trust, Series 1999-2,
  Class A, 6.35%, 02/15/2007(4)                                      300,000         308,674
WFS Financial Owner Trust, Series 2000-A,
  Class A3, 7.22%, 09/20/2004(4)                                     242,915         249,991
                                                                                 -----------
                                                                                   2,110,606

Collateralized Mortgage Obligations 0.21%
Collateralized Mortgage Securities Corp., Series 1988-4,
  Class B, 8.75%, 04/20/2019                                         109,779         114,644

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86              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments

                                                              Shares or
                                                              Principal
                                                                Amount      Market Value
                                                                ------      ------------
Mortgage-Backed Securities 4.18%
FHLMC Gold Pool #G00336, 6.00%, 10/01/2024                  $ 1,433,588      $ 1,442,058
FNMA Pool #303845, 7.00%, 05/01/2011                            433,335          453,008
GNMA Pool #780019, 9.50%, 12/15/2009                            378,994          422,110
                                                                             -----------
                                                                               2,317,176
Total Asset-Backed Securities, Collateralized Mortgage
Obligations & Mortgage-Backed Securities
(Cost $4,313,856)                                                              4,542,426
                                                                             -----------

U.S. Government Agencies & Treasuries 22.60%

U.S. Government Agencies 14.57%
Federal Home Loan Mortgage Assoc., 5.75%, 03/15/2009          2,600,000        2,695,225
Federal National Mortgage Assoc.:
   7.00%, 07/15/2005                                            400,000          438,746
   5.25%, 06/15/2006                                          2,600,000        2,683,210
   6.00%, 05/15/2008                                            600,000          635,453
   6.625%, 11/15/2010                                         1,500,000        1,632,192
                                                                             -----------
                                                                               8,084,826

U.S. Government Treasuries 8.03%
U.S Treasury Bonds, 6.875%, 08/15/2025                        2,000,000        2,341,564
U.S. Treasury Notes:
   5.875%, 11/15/2004                                           400,000          427,156
   7.00%, 07/15/2006                                          1,500,000        1,683,927
                                                                             -----------
                                                                               4,452,647
Total U.S. Government Agencies & Treasuries
(Cost $12,293,840)                                                            12,537,473
                                                                             -----------

Mutual Funds 5.68%

Fidelity Institutional U.S. Treasury, Class III                 600,000          600,000
Goldman Sachs Financial Square Prime Obligations Fund -
FST Shares                                                    2,554,784        2,554,784
                                                                             -----------
                                                                               3,154,784

Total Mutual Funds
(Cost $3,154,784)                                                              3,154,784
                                                                             -----------
Total Investments (Cost $54,043,352)                              98.41%     $54,599,791
Other Assets in Excess of Liabilities                              1.59%         883,040
                                                                 ------      -----------
Net Assets                                                       100.00%     $55,482,831
                                                                 ------      -----------

See Notes to Statements of Investments

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  87

                            Statements of Investments


Westcore Colorado Tax-Exempt Fund

                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
Certificates of Participation 3.87%
Bent County, Certificate of Participation, Jail Facility
   and County Project Lease Purchase Agreement,
   4.50%, 12/01/2010, Optional anytime @ 100.00,
   Asset Guaranty                                                   NR/AA         $  200,000         $  200,942
Fremont County, Certificate of Participation, Lease
   Purchase Agreement, 5.125%, 12/15/2011,
   Optional anytime @ 100.00, MBIA                                 Aaa/AAA           500,000            518,935
Larimer County, Certificate of Participation, Courthouse
   & Jail Facilities Lease Purchase Agreement,
   4.75%, 12/15/2009, Optional anytime @
   100.00, FSA                                                     Aaa/AAA           500,000            521,525
Moffat County, Certificate of Participation, Public
   Safety Center Project Lease Purchase Agreement,
   4.75%, 06/01/2009, Optional anytime @
   100.00, AMBAC                                                   Aaa/AAA           100,000            104,555
Weld County, Certificate of Participation, Correctional
   Facilities Lease Purchase Agreement, 5.35%,
   08/01/2010, Optional anytime @ 100.00,
   MBIA                                                            Aaa/AAA           510,000            542,354
                                                                                                     ----------
Total Certificates of Participation
(Cost $1,806,036)                                                                                     1,888,311

General Obligation Bonds 63.69%
County/City/Special District/School District 63.69%
Adams County School District 12, 6.125%, 12/15/2007,
   Optional 12/15/2003 @ 100.00, FGIC                              Aaa/AAA           500,000            537,365
Adams & Arapahoe Counties Joint School District 28J:
   5.75%, 12/01/2006, MBIA                                         Aaa/AAA           100,000            110,285
   5.35%, 12/01/2015, Escrowed to Maturity                         Aa3/AA-           260,000            279,118
Adams & Arapahoe Counties School District 29J,
   5.40%, 12/01/2009, Optional 12/01/2006 @
   100.00, MBIA                                                    Aaa/AAA           100,000            106,057
Adams & Weld Counties School District 27J:
   5.55%, 12/01/2009, Optional 12/01/2006 @
     100.00, FGIC                                                  Aaa/AAA           250,000            266,822
   5.50%. 12/01/2016, Optional 12/01/2008 @
     100.00, FGIC                                                  Aaa/AAA           550,000            575,537

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88              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
   5.00%. 12/01/2016, Optional 12/01/2011 @
     100.00, MBIA                                                   Aaa/AAA       $  250,000         $  255,410
Arapahoe County School District 1, 5.25%, 12/01/2013,
   Optional 12/01/2008 @ 100.00, FSA                                Aaa/AAA          500,000            524,090
   5.25%, 12/01/2014, FSA                                           Aaa/AAA          500,000            520,125
Arapahoe County School District 2, 6.75%, 12/01/2004,
   Escrowed to Maturity                                             Aa3/NR            25,000             27,828
Arapahoe County School District 5, 5.50%, 12/15/2006                Aa2/AA           500,000            547,280
Arapahoe County School District 6, 5.50%, 12/01/2006                Aa2/AA           250,000            273,470
Archuleta & Hinsdale Counties Joint School District 50 JT,
   5.50%, 12/01/2014, Optional 12/01/2006 @
     101.00, MBIA                                                   Aaa/AAA          250,000            262,292
Archuleta & La Plata Counties School District No. 10 JT-R,
   4.20%, 12/01/2010, Optional 12/01/2008 @
     100.00, MBIA                                                   Aaa/AAA          150,000            150,419
Basalt & Rural Fire Protection District, Eagle & Pitkin
   Counties, 5.20%, 12/01/2015, Optional
   12/01/2006 @ 100.00, AMBAC                                       Aaa/AAA          100,000            102,164
Boulder County Open Space Acquisition, 5.40%,
   08/15/2015, Optional 08/15/2010 @ 100.00                         Aa1/AA+          500,000            527,005
Boulder & Gilpin Counties, Boulder Valley School
District Re-2:
   5.50%, 12/01/2005, FGIC                                          Aaa/AAA          100,000            108,510
   5.00%, 12/01/2011, Optional 12/01/2007 @
     100.00, FGIC                                                   Aaa/AAA        1,000,000          1,044,300
   5.125%, 12/01/2017, Optional 12/01/2009 @ 100.00                 Aa3/AA           300,000            304,437
Boulder, Larimer, & Weld Counties, St. Vrain Valley
School District Re-1J:
   5.50%, 12/15/2004, Optional 12/15/2002 @
     101.00, MBIA                                                   Aaa/AAA          100,000            104,135
   6.00%, 12/15/2010, Optional 12/15/2002 @
     101.00, MBIA                                                   Aaa/AAA          100,000            104,389
Carbondale & Rural Fire Protection District, Garfield,
   Gunnison & Pitkin Counties, 5.20%, 12/01/2010,
   Optional 12/01/2004 @ 101.00, AMBAC                              Aaa/AAA          100,000            103,864
Chaffee County School District R-31, 5.10%,
   12/01/2009, Optional 12/01/2006 @ 100.00, FSA                    Aaa/AAA          150,000            157,070
Chaffee & Fremont Counties School District R-32J, 5.00%,
   12/01/2012, Optional 12/01/2007 @ 100.00, FSA                    Aaa/AAA          425,000            439,123
City & County of Denver Board Water Commissioners,
   5.50%, 10/01/2011                                                Aa1/AA+          250,000            275,185

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
                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
Clear Creek County School District Re-1, 5.40%,
   12/01/2011, Optional 12/01/2005 @ 100.00, MBIA                   Aaa/AAA       $  250,000         $  260,633
Denver City & County, 5.25%, 08/01/2005                             Aa2/AA+          500,000            535,790
Douglas & Elbert Counties School District Re-1:
   5.75%, 12/15/2005, Optional 12/15/2001 @
     101.00, FGIC                                                   Aaa/AAA          250,000            252,708
   6.15%, 12/15/2008, Optional 12/15/2004 @
     101.00, MBIA                                                   Aaa/AAA          250,000            272,555
   5.25%, 12/15/2016, Optional 12/15/2011 @
     100.00, MBIA                                                   Aaa/AAA          500,000            519,535
   6.50%, 12/15/2016, Prerefunded 12/15/2004 @
     101.00                                                         Aaa/AAA          500,000            558,250
   5.25%, 12/15/2017, Optional 12/15/2011 @
     100.00, MBIA                                                   Aaa/AAA        1,000,000          1,032,610
Eagle, Garfield & Routt Counties School District Re-50J:
   5.75%, 12/01/2003, Optional 12/01/2002 @
     100.00, FGIC                                                   Aaa/AAA          200,000            206,628
   4.40%, 12/01/2010, Optional 12/01/2009 @
     101.00, FGIC                                                   Aaa/AAA          500,000            509,050
   5.25%, 12/01/2015, Optional 12/01/2009 @
     101.00, FGIC                                                   Aaa/AAA        1,000,000          1,034,980
El Paso County School District 2:
   5.25%, 12/01/2012, Optional 12/01/2010 @
     100.00, MBIA                                                   Aaa/AAA          250,000            265,895
   5.70%, 12/01/2014, Prerefunded 12/01/2005 @
     100.00                                                         Aa3/NR           100,000            109,567
El Paso County School District 12, 5.90%, 09/15/2004                Aa1/NR            80,000             86,669
El Paso County School District 20, 5.70%, 12/15/2006,
   FGIC                                                             Aaa/AAA          250,000            275,325
El Paso County School District 38, 4.60%, 12/01/2013,
   Optional 12/01/2008 @ 100.00, AMBAC                              Aaa/AAA          275,000            275,633
El Paso County School District 49:
   6.75%, 12/01/2004, Prerefunded 12/01/200X @
     100.00, MBIA                                                   Aaa/AAA           65,000             66,314
   6.00%, 12/01/2009; Sinking Fund 12/01/2007 @
     100.00, FSA                                                    Aaa/AAA        1,000,000          1,135,090
Evergreen Park & Recreation District:
   5.25%, 12/01/2017, Optional 12/01/2010 @
     100.00, AMBAC                                                  Aaa/NR           115,000            118,428
   5.10%, 12/01/2014, Optional 06/01/2006 @
     100.00, AMBAC                                                  Aaa/NR           100,000            101,730

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90              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
Fort Collins, Larimer County, 6.40%, 12/01/2009,
   Optional 12/01/2002 @, 101.00                                    Aa1/AA        $  500,000         $  523,255
Fort Collins, Larimer County, Water, 5.55%, 12/01/2003,
     Optional 12/01/2002 @ 101.00                                   Aa1/AA           200,000            208,114
Garfield, Pitkin & Eagle Counties Roaring Fork
School District Re-1:
   5.125%, 12/15/2010, Optional 12/15/2005 @
        102.00, MBIA                                                Aaa/AAA          500,000            525,405
   6.60%, 12/15/2014, Prerefunded 06/15/2004 @
        101.00, MBIA                                                Aaa/AAA          250,000            275,485
Grand County, East Grand School District 2, 5.00%,
   12/01/2017, Optional 12/01/2008 @ 100.00, AMBAC                  Aaa/AAA          500,000            505,280
Greenwood South Metropolitan District, Arapahoe
   County, 5.50%, 12/01/2004, MBIA                                  Aaa/AAA          250,000            268,555
Gunnison & Saguache Counties, Watershed School
   District Re-1J, 6.00%, 12/01/2005, MBIA                          Aaa/AAA          150,000            165,552
Jefferson County School District R-1:
   5.75%, 12/15/2003, Prerefunded 12/15/2002 @
        101.00, AMBAC                                               Aaa/AAA          100,000            104,901
   5.90%, 12/15/2004, Prerefunded 12/15/2002 @
        101.00, AMBAC                                               Aaa/AAA          500,000            525,265
   5.25%, 12/15/2011; Optional 12/15/2008 @
        101.00, FGIC                                                Aaa/AAA          750,000            800,257
   5.50%, 12/15/2014, Optional 12/15/2008 @
        101.00 FGIC                                                 Aaa/AAA          275,000            292,905
La Plata County School District 9-R, 6.60%, 11/01/2017,
   Optional 11/01/2002 @ 101.00, FGIC                               Aaa/AAA          500,000            522,700
Larimer County, Poudre School District R-1:
   5.50%, 12/15/2008                                                Aa3/AA-          500,000            546,525
   7.00%, 12/15/2008, Prerefunded 12/15/2001 @
        101.00                                                      NR\NR            125,000            126,425
   5.00%, 12/15/2016, Optional 12/15/2008 @
        100.00, FSA                                                 Aaa/AAA          500,000            507,960
   6.00%, 12/15/2017, Optional 12/15/2010 @
        100.00, FGIC                                                Aaa/AAA        1,000,000          1,101,220
Larimer, Weld, & Boulder Counties, Thompson
School District R2-J:
   5.40%, 12/15/2013, Optional 06/15/2007 @
        101.00, FGIC                                                Aaa/AAA          500,000            525,590
   5.45%, 12/15/2016, Optional 06/15/2007 @
        101.00, FGIC                                                Aa1/AA+          250,000            259,427

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
                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
Mesa County Valley School District 51:
   6.00%, 12/01/2006, MBIA                                          Aaa/AAA       $1,000,000         $1,114,220
   5.40 %, 12/01/2012, Optional 12/01/2006 @
     101.00, MBIA                                                   Aaa/AAA          500,000            526,255
Park County Platte Canyon School District 1, 4.30%,
   12/01/2010, Optional 12/01/2008 @
   101.00, MBIA                                                     Aaa/AAA          250,000            252,893
Pitkin County Open Space Acquisition, 5.25%,
   12/01/2018, Optional 12/01/2010, AMBAC                           Aaa/AAA          340,000            347,398
Poudre Valley Hospital District, Larimer County, 5.375%,
   11/15/2007, Optional 11/15/2003 @ 100.00                         Aa/AA-         1,000,000          1,034,930
Pueblo County School District 70, 5.00%, 12/01/2011,
   Optional 12/01/2007 @ 100.00, AMBAC                              Aaa/AAA          225,000            233,678
   5.00%, 12/01/2015                                                Aaa/AAA          165,000            168,968
Pueblo, Pueblo County Limited Tax:
   5.80%, 06/01/2011, Optional 06/01/2006 @
     100.00, MBIA                                                   Aaa/AAA          200,000            213,222
   6.00%, 06/01/2016, Optional 06/01/2006 @
     100.00, MBIA                                                   Aaa/AAA          250,000            269,725
Rio Grande County School District C-8, 5.35%,
   11/15/2011, Optional 11/15/2005 @ 100.00, FSA                    Aaa/AAA          150,000            156,041
Routt County School District Re-2, 5.05%, 12/01/13,
   Optional 12/01/2007 @ 100.00, MBIA                               Aaa/AAA          250,000            257,233
San Miguel & Montrose Counties, School District R-2J,
   5.00%, 12/01/2012, Optional 12/01/2007 @
   100.00, MBIA                                                     Aaa/AAA          100,000            103,163
San Miguel County School District R-1, 5.50%,
   12/01/2012, Optional 12/01/2005 @ 101.00, MBIA                   Aaa/AAA          250,000            263,940
South Suburban Park and Recreation District, Arapahoe,
   Douglas & Jefferson Counties, 5.00%,
   12/15/2012, Optional 12/15/2008 @ 100.00, FGIC                   Aaa/AAA          250,000            259,588
Summit County School District Re-1, 6.55%, 12/01/2009,
   Prerefunded 12/01/2004 @ 100.00, FGIC                            Aaa/AAA        1,000,000          1,107,410
Thornton, Adams County, Water, 6.00%, 12/01/2005,
   Optional 12/01/2002 @ 101.00, FGIC                               Aaa/AAA          250,000            260,632
Upper San Juan Hospital District, Archuleta, Hinsdale &
   Mineral Counties, 4.65%, 11/01/2013, Optional
   11/01/2007 @ 100.00, MBIA                                        Aaa/AAA          115,000            115,500

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92              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
Weld County School District Re-4:
   5.30%, 12/01/2010, Optional 12/01/2005 @
     100.00, MBIA                                                   Aaa/AAA       $  150,000        $   157,790
   5.45%, 12/01/2016, Optional 12/01/2006 @
     100.00, MBIA                                                   Aaa/AAA          500,000            515,875
Weld County School District #006, 5.50%, 12/01/2006                 Aa3/AA           250,000            273,230
Woodland Park, Teller County, Water, 6.30%, 07/01/2008,
   Optional 01/21/2002 @ 100.50, FGIC                               Aaa/AAA          100,000            100,760
Wray Community Hospital District, Yuma County, 5.00%,
   10/15/2011, Optional 10/15/2004 @ 100.00, AMBAC                  Aaa/AAA          250,000            255,615
                                                                                                     ----------
Total General Obligation Bonds
(Cost $29,992,812)                                                                                   31,096,557

Revenue Bonds 26.02%
Special Tax 13.26%
Boulder County Sales & Use Tax:
   5.75%, 12/15/2004, Prerefunded, Escrowed to
     Maturity, FGIC                                                 Aaa/AAA           65,000             70,568
   5.75%, 12/15/2004, FGIC                                          Aaa/AAA          435,000            470,818
Boulder Urban Renewal Authority Tax Increment, 6.00%,
   03/01/2002, MBIA                                                 Aaa/AAA          250,000            252,347
Castle Rock, Douglas County Sales & Use Tax, 5.25%,
   06/01/2006, FSA                                                  Aaa/AAA          200,000            214,516
Colorado Health Facilities Authority, Poudre
Valley Health, Series A, 5.625%, 12/01/2019, Optional
   12/01/2009 @ 101.00, FSA                                         Aaa/NR           500,000            523,990
Colorado Postsecondary Educational Facilities Authority
   University of Denver Project 6.00%, 3/01/2016,
   Optional 3/01/2003 @ 101.00, Connie Lee                          A2/AAA           300,000            314,115
Commerce City, Adams County Sales & Use Tax, 5.375%,
   08/01/2007, Optional 08/01/2003 @ 101.00, MBIA                   Aaa/AAA          100,000            103,815
Denver City & County Excise Tax, 5.25%, 9/01/2008, FSA              Aaa/AAA          500,000            539,625
Douglas County Sales & Use Tax Open Space, 6.00%,
   10/15/2009, FSA                                                  Aaa/AAA          500,000            565,510
Glenwood Springs, Garfield County Sales & Use Tax:
   4.25%, 10/01/2010, Optional 10/01/2009 @
     101.00, MBIA                                                   Aaa/AAA          250,000            251,690
Greeley, Weld County Sales & Use Tax:
   4.80%, 10/01/2015, Optional 10/01/2008 @
     100.00, MBIA                                                   Aaa/AAA          250,000            251,262

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
                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
   5.15%, 10/01/2015, Optional 10/01/2010 @
      100.00, MBIA                                                  Aaa/AAA       $  500,000        $   516,170
Ignacio, La Plata County Sales Tax, 4.75%, 12/01/2009,
   AMBAC                                                            Aaa/AAA          150,000            157,545
Jefferson County Open Space Sales & Use Tax, 5.00%,
   11/01/2012, Optional 11/01/2009 @ 100.00, FGIC                   Aaa/AAA          500,000            520,220
Longmont, Boulder County Sales & Use Tax, 5.50%,
   11/15/2015, Optional 11/15/2010 @ 100.00                         NR/AA            300,000            313,854
Montrose, Montrose County General Fund Excise
   Tax Revenue, 5.00%, 12/01/2017, Optional
   12/01/2008 @ 100.00, AMBAC                                       Aaa/AAA          150,000            151,664
Thornton, Adams County Sales & Use Tax, Open Space
   & Parks, 5.25%, 09/01/2016, Optional 09/01/2011
   @ 100.00, FSA                                                    Aaa/AAA          500,000            519,045
University of Northern Colorado Auxiliary Facilities,
   5.00%, 06/01/2016, Optional 06/01/2011 @
   100.00, AMBAC                                                    Aaa/AAA          500,000            510,365
Westminster Sales & Use Tax, 5.00%, 12/01/2014,
   Optional 12/01/2011 @ 100.00                                     NR/AA            220,000            226,708
                                                                                                    -----------
                                                                                                      6,473,827
Utility 12.76%
Boulder, Boulder County, Water & Sewer:
   5.75%, 12/01/2006, Optional 12/01/2002 @ 100.00                  Aa2/AA+           75,000             77,202
   5.50%, 12/01/2011, Optional 12/01/2006 @ 100.00                  Aa2/AA+          500,000            525,600
Broomfield Water Activity Enterprise, 5.50%, 12/01/2018,
   Optional 12/1/2010 @ 101.00, MBIA                                Aaa/NR           500,000            525,325
Colorado Springs, El Paso County Utilities Systems, 5.75%,
   11/15/2010, Optional 11/15/2006 @ 100.00                         Aa2/AA           250,000            267,395
Colorado Water Resources & Power Development
   Authority, Clean Water, 5.40%, 09/01/2011,
   Optional 09/01/2010 @100.00                                      Aaa/AAA          500,000            539,435
Colorado Water Resources & Power Development
   Authority, Small Water Resources, 5.70%, 11/01/2015,
   Optional 11/01/2010 @ 100.00, FGIC                               Aaa/AAA          500,000            538,790
Fort Collins, Larimer County Wastewater Utility
   Enterprise, Sewer, 5.375%, 12/01/2009, Optional
   12/01/2005 @ 100.00, FGIC                                        Aaa/AAA          250,000            262,180
Fort Collins, Larimer County Water Utility Enterprise,
   4.25%, 12/01/2009, Optional 12/01/2008 @
   100.00, FSA                                                      Aaa/AAA          500,000            509,375

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94              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                           Statements of Investments


                                                                 Bond Rating       Principal
                                                                 Moody's/S&P         Amount         Market Value
                                                                 -----------         ------         ------------
Little Thompson Water District, Larimer, Weld & Boulder
   Counties, 5.50%, 12/01/2011, Optional 12/01/2005 @
   101.00, MBIA                                                     Aaa/AAA       $  500,000        $   530,145
Mesa County, Sewer, 5.85%, 11/01/2005, Optional
   11/01/2002 @ 100.00, FGIC                                        Aaa/AAA          500,000            513,890
Metropolitan Denver Sewage Disposal District 1, Sewer,
   5.45%, 04/01/2003, Escrowed to Maturity                          Aaa/AAA          500,000            520,510
Municipal Subdistrict, Northern Colorado Water
Conservancy District:
   5.85%, 12/01/2002, AMBAC                                         Aaa/AAA          500,000            518,805
   5.25%, 12/01/2015, Optional 12/01/2007 @
   100.00, AMBAC                                                    Aaa/AAA          250,000            257,915
Platte River Power Authority Series DD, 5.75%,
   06/01/2004, MBIA                                                 Aaa/AAA          500,000            534,100
Westminster, Adams County Water & Wastewater Utility
   Enterprise, 6.25%, 12/01/2014, Optional
   12/01/2004 @ 100.00, AMBAC                                       Aaa/AAA          100,000            108,153
                                                                                                    -----------
                                                                                                      6,228,820
Total Revenue Bonds
(Cost $12,225,732)                                                                                   12,702,647

Mutual Funds 4.48%
Dreyfus Municipal Money Market Fund                                                2,190,475          2,190,475
Total Mutual Funds
(Cost $2,190,475)                                                                                     2,190,475
                                                                                                    -----------

Total Investments (Cost $46,215,055)                                                   98.06%       $47,877,990
Other Assets in Excess of Liabilities                                                   1.94%           948,297
                                                                                     -------        -----------
Net Assets                                                                            100.00%       $48,826,287
                                                                                     =======        ===========

Notes to Statements of Investments

**   Non-income producing security.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Security exempt from registration under Rule 4(2) of the Securities Act of 1933 and not subject to the Fund's investment limitations in other investment companies.
(3) Security purchased through a private placement transaction and has certain restrictions on its resale, as defined in the securities Act of 1933, and is therefore considered an illiquid investment.
(4) The original maturity date listed herein differs from the expected maturity date due to call or put features or due to the expected schedule of principal payments.
(5)  Issuer is in default.

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
                      Statements of Assets and Liabilities


Westcore Equity Growth Funds

                                                     Westcore         Westcore         Westcore
                                                       MIDCO         Growth and        Small-Cap
                                                    Growth Fund      Income Fund      Growth Fund
                                                   -------------    -------------    -------------
Assets

Cash                                               $           0    $           0    $           0
Investments at value (cost - see below)              136,168,399       17,140,334       19,612,620
   - see accompanying statements
Receivable for investments sold                        1,015,565                0          113,482
Dividends and interest receivable                         72,764            9,246            1,337
Receivable for fund shares subscribed                     70,881           49,448          233,424
Receivable from investment adviser                             0                0                0
Investment for trustee deferred
   compensation plan                                     226,963            7,175            2,803
Prepaid and other assets                                  49,224            9,476           14,477
                                                   -------------    -------------    -------------
Total Assets                                         137,603,796       17,215,679       19,978,143
                                                   -------------    -------------    -------------
Liabilities

Collateral received from broker for
   securities lending transactions                    10,238,400                0                0
Payable for investments purchased                              0          169,133          506,055
Payable for fund shares redeemed                          53,423            4,869            1,342
Payable for investment advisory fee                       41,654              731            1,956
Payable for administration fee                            30,583            3,985            4,304
Payable for trustee deferred
   compensation plan                                     226,963            7,175            2,803
Other payables                                           135,033           16,068           37,789
                                                   -------------    -------------    -------------
Total Liabilities                                     10,726,056          201,961          554,249
                                                   -------------    -------------    -------------
Net Assets                                         $ 126,877,740    $  17,013,718    $  19,423,894
                                                   =============    =============    =============

Composition of Net Assets

Paid-in capital                                    $ 136,637,766    $  14,038,466    $  31,258,866
(Over)/Undistributed net investment income              (640,211)         (37,028)        (112,788)
Accumulated net realized gain (loss) on
   investments and foreign currency transactions     (25,998,973)         126,678      (10,740,110)
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies      16,879,158        2,885,602         (982,074)
                                                   -------------    -------------    -------------
Net Assets                                         $ 126,877,740    $  17,013,718    $  19,423,894
                                                   =============    =============    =============
Net Asset Value Per Share

Net Assets                                         $ 126,877,740    $  17,013,718    $  19,423,894
Shares of beneficial interest outstanding             23,104,196        1,548,302        1,189,213
Net asset value and redemption price per share     $        5.49    $       10.99    $       16.33
                                                   -------------    -------------    -------------
Cost of Investments                                $ 119,289,241    $  14,254,732    $  20,594,694
                                                   =============    =============    =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
96              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                      Statements of Assets and Liabilities

                                                     Westcore         Westcore       Westcore
                                                      Select       International   International
                                                       Fund        Frontier Fund    Select Fund
                                                   ------------    -------------   -------------
Assets

Cash                                               $          0    $      4,576    $          0
Investments at value (cost - see below)              20,668,879      18,929,788       3,570,496
   - see accompanying statements
Receivable for investments sold                         666,103               0               0
Dividends and interest receivable                         7,457          37,508             669
Receivable for fund shares subscribed                     2,800         325,232             150
Receivable from investment adviser                            0               0           4,960
Investment for trustee deferred
   compensation plan                                      3,572           2,566             496
Prepaid and other assets                                 14,814          31,711          16,386
                                                   ------------    ------------    ------------
Total Assets                                         21,363,625      19,331,381       3,593,157
                                                   ------------    ------------    ------------
Liabilities

Collateral received from broker for
   securities lending transactions                            0               0               0
Payable for investments purchased                             0               0               0
Payable for fund shares redeemed                        616,655               0          15,050
Payable for investment advisory fee                       3,422           3,851               0
Payable for administration fee                            5,655           4,705             236
Payable for trustee deferred
   compensation plan                                      3,572           2,566             496
Other payables                                           20,563          19,576          32,928
                                                   ------------    ------------    ------------
Total Liabilities                                       649,867          30,698          48,710
                                                   ------------    ------------    ------------
Net Assets                                         $ 20,713,758    $ 19,300,683    $  3,544,447
                                                   ============    ============    ============
Composition of Net Assets

Paid-in capital                                    $ 22,317,292    $ 31,514,453    $  7,699,228
(Over)/Undistributed net investment income              (68,908)        (77,359)         (3,422)
Accumulated net realized gain (loss) on
   investments and foreign currency transactions     (4,385,881)    (10,570,801)     (3,909,332)
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies      2,851,255      (1,565,610)       (242,027)
                                                   ------------    ------------    ------------
Net Assets                                         $ 20,713,758    $ 19,300,683    $  3,544,447
                                                   ============    ============    ============
Net Asset Value Per Share

Net Assets                                         $ 20,713,758    $ 19,300,683    $  3,544,447
Shares of beneficial interest outstanding             1,766,794       2,590,198         532,455
Net asset value and redemption price per share     $      11.72    $       7.45    $       6.66
                                                   ------------    ------------    ------------
Cost of Investments                                $ 17,817,624    $ 20,494,952    $  3,812,501
                                                   ============    ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  97

                      Statements of Assets and Liabilities


Westcore Equity Value Funds

                                                       Westcore          Westcore            Westcore
                                                      Blue Chip           Mid-Cap            Small-Cap
                                                         Fund         Opportunity Fund    Opportunity Fund
                                                     ------------     ----------------    ----------------
Assets

Cash                                                 $          0       $          0        $          0
Investments at value (cost - see below)                45,302,609          4,286,783          34,645,696
   - see accompanying statements
Receivable for investments sold                                 0             28,519              23,084
Dividends and interest receivable                          39,640              3,101              22,693
Receivable for fund shares subscribed                       4,499                 50               5,712
Receivable from investment adviser                              0              3,239                   0
Investment for trustee deferred
   compensation plan                                       21,283                470              15,160
Prepaid and other assets                                   14,982             11,858              16,275
                                                     ------------       ------------        ------------
Total Assets                                           45,383,013          4,334,020          34,728,620
                                                     ------------       ------------        ------------
Liabilities

Collateral received from broker for
   securities lending transactions                              0                  0           2,778,400
Payable for investments purchased                               0             10,877              76,136
Payable for fund shares redeemed                            2,817                  0             186,356
Payable for investment advisory fee                        15,955                  0              12,429
Payable for administration fee                             11,031                268               8,148
Payable for trustee deferred
   compensation plan                                       21,283                470              15,160
Other payables                                             25,373              7,652              29,469
                                                     ------------       ------------        ------------
Total Liabilities                                          76,459             19,267           3,106,098
                                                     ------------       ------------        ------------
Net Assets                                           $ 45,306,554       $  4,314,753        $ 31,622,522
                                                     ============       ============        ============

Composition of Net Assets

Paid-in capital                                      $ 38,603,762       $  4,019,903        $ 35,670,315
(Over)/Undistributed net investment income                 23,121            (12,355)            (53,230)
Accumulated net realized gain (loss) on
   investments and foreign currency transactions        2,273,272            296,428          (2,682,973)
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies        4,406,399             10,777          (1,311,590)
                                                     ------------       ------------        ------------
Net Assets                                           $ 45,306,554       $  4,314,753        $ 31,622,522
                                                     ============       ============        ============

Net Asset Value Per Share

Net Assets                                           $ 45,306,554       $  4,314,753        $ 31,622,522
Shares of beneficial interest outstanding               3,685,899            318,137           1,317,594
Net asset value and redemption price per share       $      12.29       $      13.56        $      24.00
                                                     ------------       ------------        ------------
Cost of Investments                                  $ 40,896,210       $  4,276,006        $ 35,957,286
                                                     ============       ============        ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
98              Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Statements of Assets and Liabilities

Westcore Bond Funds

                                                    Westcore        Westcore        Westcore
                                                    Flexible        Plus Bond       Colorado
                                                   Income Fund         Fund      Tax-Exempt Fund
                                                   ------------    ------------  ---------------
Assets
Cash                                               $          0    $          0    $          0
Investments at value (cost - see below)               8,131,516      54,599,791      47,877,990
     - see accompanying statements
Receivable for investments sold                               0               0               0
Dividends and interest receivable                       171,177         855,190         968,827
Receivable for fund shares subscribed                        64          33,680           1,503
Receivable from investment adviser                        2,501               0               0
Investment for trustee deferred
   compensation plan                                      8,059          22,452          10,805
Prepaid and other assets                                  5,108          21,181          13,702
                                                   ------------    ------------    ------------
Total assets                                          8,318,425      55,532,294      48,872,827
                                                   ------------    ------------    ------------
Liabilities
Collateral received from broker for
   securities lending transactions                       34,200               0               0
Payable for investments purchased                       131,958               0               0
Payable for fund shares redeemed                          8,473             698           5,600
Payable for investment advisory fee                           0               0           1,815
Payable for administration fee                              515          10,406          12,639
Payable for trustee deferred
   compensation plan                                      8,059          22,452          10,805
Other payables                                           14,719          15,907          15,681
                                                   ------------    ------------    ------------
Total Liabilities                                       197,924          49,463          46,540
                                                   ------------    ------------    ------------
Net Assets                                         $  8,120,501    $ 55,482,831    $ 48,826,287
                                                   ============    ============    ============
Composition of Net Assets
Paid-in capital                                    $  8,441,349    $ 55,168,644    $ 47,798,923
(Over)/Undistributed net investment income               (2,883)        (10,013)         (1,832)
Accumulated net realized gain (loss) on
   investments and foreign currency
   transactions                                         (16,832)       (232,239)       (633,739)
Net unrealized appreciation/(depreciation)
   on investments and translation of
   assets and
   liabilities denominated in foreign
   currencies                                          (301,133)        556,439       1,662,935
                                                   ------------    ------------    ------------
Net Assets                                         $  8,120,501    $ 55,482,831    $ 48,826,287
                                                   ============    ============    ============
Net Asset Value Per Share
Net Assets                                         $  8,120,501    $ 55,482,831    $ 48,826,287
Shares of beneficial interest outstanding               866,926       5,307,102       4,385,097
Net asset value and redemption price per
share                                              $       9.37    $      10.45    $      11.13
                                                   ------------    ------------    ------------
Cost of Investments                                $  8,432,649    $ 54,043,352    $ 46,215,055
                                                   ============    ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  99

Statements of Operations

Westcore Equity Growth Funds
for the Six Months Ended November 30, 2001

                                            Westcore         Westcore       Westcore
                                              Midco         Growth and      Small-cap
                                           Growth Fund     Income Fund     Growth Fund
                                           ------------    ------------    ------------
Investment Income
Dividends                                  $    168,489    $     45,048    $      7,020
Interest                                         53,578          17,449          16,117
Other income                                     15,182             463               0
                                           ------------    ------------    ------------
Total Income                                    237,249          62,960          23,137
                                           ------------    ------------    ------------
Expenses
Investment advisory fees                        422,733          51,542          80,844
Administrative fees                             195,108          23,789          24,253
Transfer agent fees                             104,606          22,071          21,961
Fund accounting fees and expenses                25,638          17,262          16,347
Legal fees                                       44,754           5,157           7,374
Printing expenses                                18,636           2,256           3,090
Registration fees                                 8,757           5,454           6,816
Audit fees                                       11,775           4,959           5,460
Custodian fees                                   30,552           3,279          10,494
Insurance                                         5,310             534             960
Trustee fees and expenses                        14,838           1,632           2,346
Other                                             3,675             365             564
                                           ------------    ------------    ------------
Total expenses before waivers                   886,382         138,300         180,509
Expenses waived by:
   Investment adviser                          (134,802)        (46,190)        (74,135)
   Administrators                                (4,362)         (1,647)         (1,984)
Expenses reimbursed by:
   Investment adviser                                 0               0               0
                                           ------------    ------------    ------------
Net Expenses                                    747,218          90,463         104,390
                                           ------------    ------------    ------------
Net Investment Income/(loss)                   (509,969)        (27,503)        (81,253)
                                           ------------    ------------    ------------
Realized and Unrealized Gain/(loss):
Net realized gain/(loss) from:
   Investments                               (3,988,509)          9,146      (3,330,470)
   Foreign currency transactions                      0               0               0
                                           ------------    ------------    ------------
     Net realized gain/(loss)                (3,988,509)          9,146      (3,330,470)
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                               (7,222,962)     (1,540,028)      2,337,727
   Translation of assets and liabilities
     denominated in foreign currencies                0               0               0
                                           ------------    ------------    ------------
     Net change                              (7,222,962)     (1,540,028)      2,337,727
Net Realized and Unrealized Gain/(loss)     (11,211,471)     (1,530,882)       (992,743)
                                           ------------    ------------    ------------
Net Increase/(decrease) in Net Assets
   Resulting From Operations               $(11,721,440)   $ (1,558,385)   $ (1,073,996)
                                           ============    ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
100           Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

Statements of Operations

For the Six Months Ended November 30, 2001

                                            Westcore       Westcore       Westcore
                                             Select      International  International
                                              Fund       Frontier Fund   Select Fund
                                           -----------    -----------    -----------
Investment Income
Dividends                                  $    30,990    $    77,651    $    50,546
Interest                                        80,136         50,577         11,236
Other income                                         0              0              0
Foreign taxes withheld                               0         (3,268)        (7,484)
                                           -----------    -----------    -----------
Total Income                                   111,126        124,960         54,298
                                           -----------    -----------    -----------
Expenses
Investment advisory fees                        88,393        139,718         34,178
Administrative fees                             40,797         34,930          9,765
Transfer agent fees                             17,212         22,854         15,538
Fund accounting fees and expenses               15,846         23,265         20,949
Legal fees                                       9,693         11,310          4,296
Printing expenses                                4,788          4,302          1,401
Registration fees                                6,480          7,503          6,768
Audit fees                                       5,826          5,736          3,432
Custodian fees                                  11,613         10,119          4,239
Insurance                                        1,113          1,266            336
Trustee fees and expenses                        3,108          3,567            930
Other                                              732            975            199
                                           -----------    -----------    -----------
Total expenses before waivers                  205,601        265,545        102,031
Expenses waived by:
   Investment adviser                          (48,224)       (89,546)       (34,178)
   Administrators                               (1,663)        (2,063)        (9,765)
Expenses reimbursed by:
   Investment adviser                                0              0         (9,292)
                                           -----------    -----------    -----------
Net Expenses                                   155,714        173,936         48,796
                                           -----------    -----------    -----------
Net Investment Income/(Loss)                   (44,588)       (48,976)         5,502
                                           -----------    -----------    -----------

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
   Investments                              (2,850,775)    (2,809,462)    (1,760,352)
   Foreign currency transactions                     0       (511,669)       (25,520)
                                           -----------    -----------    -----------
     Net realized gain/(loss)               (2,850,775)    (3,321,131)    (1,785,872)
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                 213,835     (1,541,306)      (282,939)
   Translation of assets and liabilities
     denominated in foreign currencies               0      1,118,059        176,325
                                           -----------    -----------    -----------
     Net change                                213,835       (423,247)      (106,614)
Net Realized and Unrealized Gain/(Loss)     (2,636,940)    (3,744,378)    (1,892,486)
                                           -----------    -----------    -----------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations               $(2,681,528)   $(3,793,354)   $(1,886,984)
                                           ===========    ===========    ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 101

Statements of Operations

Westcore Equity Value Funds
For the Six Months Ended November 30, 2001

                                                            Westcore      Westcore
                                            Westcore        Mid-Cap       Small-Cap
                                            Blue Chip     Opportunity    Opportunity
                                              Fund           Fund           Fund
                                           -----------    -----------    -----------
Investment Income
Dividends                                  $   304,874    $    24,235    $   177,232
Interest                                        28,278          3,853         35,098
Other income                                       444              0          8,935
                                           -----------    -----------    -----------
Total Income                                   333,596         28,088        221,265
                                           -----------    -----------    -----------
Expenses
Investment advisory fees                       151,758         17,607        174,930
Administrative fees                             70,042          7,043         52,479
Transfer agent fees                             26,755         10,671         25,328
Fund accounting fees and expenses               16,455         16,317         16,821
Legal fees                                      14,655          1,770         10,635
Printing expenses                                6,615            717          4,137
Registration fees                                6,126          6,678          6,909
Audit fees                                       6,681          3,051          6,252
Custodian fees                                   5,520          4,314         10,437
Insurance                                        1,770            183          1,191
Trustee fees and expenses                        4,761            564          3,207
Other                                            1,222            182            900
                                           -----------    -----------    -----------
Total expenses before waivers                  312,360         69,097        313,226
Expenses waived by:
   Investment adviser                          (43,199)       (17,607)       (84,413)
   Administrators                               (1,410)        (7,043)        (2,155)
Expenses reimbursed by:
   Investment adviser                                0        (15,733)             0
                                           -----------    -----------    -----------
Net Expenses                                   267,751         28,714        226,658
                                           -----------    -----------    -----------
Net Investment Income/(Loss)                    65,845           (626)        (5,393)
                                           -----------    -----------    -----------
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
   Investments                                (614,969)       (40,720)     1,060,546
   Foreign currency transactions                     0              0              0
                                           -----------    -----------    -----------
     Net realized gain/(loss)                 (614,969)       (40,720)     1,060,546
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                              (4,418,155)      (590,336)    (4,060,416)
   Translation of assets and liabilities
     denominated in foreign currencies               0              0              0
                                           -----------    -----------    -----------
     Net change                             (4,418,155)      (590,336)    (4,060,416)
Net Realized and Unrealized Gain/(Loss)     (5,033,124)      (631,056)    (2,999,870)
                                           -----------    -----------    -----------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations               $(4,967,279)   $  (631,682)   $(3,005,263)
                                           ===========    ===========    ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
102             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Statements of Operations

Westcore Bond Funds
For the Six Months Ended November 30, 2001

                                            Westcore       Westcore       Westcore
                                            Flexible      Plus Bond       Colorado
                                           Income Fund       Fund      Tax-Exempt Fund
                                           -----------    -----------  ----------------
Investment Income
Dividends                                  $    26,015    $     6,552    $         0
Interest                                       315,123      1,899,798      1,150,116
Other income                                       176          1,138              0
                                           -----------    -----------    -----------
Total Income                                   341,314      1,907,488      1,150,116
                                           -----------    -----------    -----------
Expenses
Investment advisory fees                        18,692        124,791        126,262
Administrative fees                             12,461         83,194         75,757
Transfer agent fees                             13,010         18,242         15,694
Fund accounting fees and expenses               17,481         21,639         22,311
Legal fees                                       2,091         17,307         15,906
Printing expenses                                1,020          7,059          5,826
Registration fees                                5,772          6,237            960
Audit fees                                       3,051          6,912          5,613
Custodian fees                                   2,259          2,913          2,379
Insurance                                          168          1,923          1,587
Trustee fees and expenses                          732          5,250          4,320
Other                                              199          1,281          1,038
                                           -----------    -----------    -----------
Total expenses before waivers                   76,936        296,748        277,653
Expenses waived by:
   Investment adviser                          (18,692)      (124,791)      (109,528)
   Administrators                              (12,461)       (20,091)        (4,645)
Expenses reimbursed by:
   Investment adviser                          (11,131)             0              0
                                           -----------    -----------    -----------
Net Expenses                                    34,652        151,866        163,480
                                           -----------    -----------    -----------
Net Investment Income/(Loss)                   306,662      1,755,622        986,636
                                           -----------    -----------    -----------
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
   Investments                                  57,709        555,399        (55,569)
   Foreign currency transactions                     0              0            N/A
                                           -----------    -----------    -----------
     Net realized gain/(loss)                   57,709        555,399        (55,569)
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                (306,860)      (133,819)       510,469
   Translation of assets and liabilities
     denominated in foreign currencies               0              0            N/A
                                           -----------    -----------    -----------
     Net change                               (306,860)      (133,819)       510,469
Net Realized and Unrealized Gain/(Loss)       (249,151)       421,580        454,900
                                           -----------    -----------    -----------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations               $    57,511    $ 2,177,202    $ 1,441,536
                                           ===========    ===========    ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 103

Statements of Changes in Net Assets

Westcore MIDCO Growth Fund

                                                                    Six Months Ended       Year Ended
                                                                    November 30, 2001     May 31, 2001
                                                                    -----------------    -------------
Operations
Net investment income/(loss)                                          $    (509,969)     $  (1,425,073)
Net realized gain/(loss) from investment transactions                    (3,988,509)        16,741,326
Change in unrealized net appreciation or depreciation
   of investments                                                        (7,222,962)       (40,146,961)
                                                                      -------------      -------------
Net increase/(decrease) in net assets resulting from operations         (11,721,440)       (24,830,708)
                                                                      -------------      -------------
Dividends and Distributions
   From net investment income                                                     0                  0
   From net realized gain from investment transactions                            0       (109,633,350)
                                                                      -------------      -------------
Decrease in net assets from dividends and distributions                           0       (109,633,350)
                                                                      -------------      -------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                              16,394,243        133,264,231
Shares issued in reinvestment of dividends and distributions                      0        106,998,576
                                                                      -------------      -------------
                                                                         16,394,243        240,262,807
Shares redeemed                                                         (24,236,079)      (191,711,874)
                                                                      -------------      -------------
Net increase/(decrease) from beneficial interest transactions            (7,841,836)        48,550,933
                                                                      -------------      -------------
Net Increase/(Decrease) in Net Assets                                   (19,563,276)       (85,913,125)
Net Assets:
Beginning of period                                                     146,441,016        232,354,141
                                                                      -------------      -------------
End of period (including (over)/undistributed net investment
   income of ($640,211) and ($130,242), respectively)                 $ 126,877,740      $ 146,441,016
                                                                      =============      =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
104              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Statements of Changes in Net Assets

Westcore Growth and Income Fund

                                                                    Six Months Ended        Year Ended
                                                                    November 30, 2001       May 31, 2001
                                                                    -----------------       ------------
Operations
Net investment income/(loss)                                           $    (27,503)        $    (67,079)
Net realized gain/(loss) from investment transactions                         9,146              230,068
Change in unrealized net appreciation or depreciation
   of investments                                                        (1,540,028)          (1,381,812)
                                                                       ------------         ------------
Net increase/(decrease) in net assets resulting from operations          (1,558,385)          (1,218,823)
                                                                       ------------         ------------
Dividends and Distributions
   From net investment income                                                     0                    0
   From net realized gain from investment transactions                            0           (2,948,972)
                                                                       ------------         ------------
Decrease in net assets from dividends and distributions                           0           (2,948,972)
                                                                       ------------         ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                               3,300,895            5,896,661
Shares issued in reinvestment of dividends and distributions                      0            2,848,801
                                                                       ------------         ------------
                                                                          3,300,895            8,745,462
Shares redeemed                                                          (1,593,032)          (3,870,411)
                                                                       ------------         ------------
Net increase/(decrease) from beneficial interest  transactions            1,707,863            4,875,051
                                                                       ------------         ------------
Net Increase/(Decrease) in Net Assets                                       149,478              707,256
Net Assets:
Beginning of period                                                      16,864,240           16,156,984
                                                                       ------------         ------------
End of period (including (over)/undistributed net investment
   income of ($37,028) and ($9,525), respectively)                     $ 17,013,718         $ 16,864,240
                                                                       ============         ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 105

Statements of Changes in Net Assets

Westcore Small-Cap Growth Fund

                                                                      Six Months Ended         Year Ended
                                                                      November 30, 2001       May 31, 2001
                                                                         -------------        -------------
Operations
Net investment income/(loss)                                             $     (81,253)       $     (91,838)
Net realized gain/(loss) from investment transactions                       (3,330,470)          (5,019,033)
Change in unrealized net appreciation or depreciation
   of investments                                                            2,337,727              682,537
                                                                         -------------        -------------
Net increase/(decrease) in net assets resulting from operations             (1,073,996)          (4,428,334)
                                                                         -------------        -------------
Dividends and Distributions
   From net investment income                                                        0                    0
   From net realized gain from investment transactions                               0                    0
                                                                         -------------        -------------
Decrease in net assets from dividends and distributions                              0                    0
                                                                         -------------        -------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                                 12,002,826          101,656,403
Shares issued in reinvestment of dividends and distributions                         0                    0
                                                                         -------------        -------------
                                                                            12,002,826          101,656,403
Shares redeemed                                                            (11,256,786)         (99,247,700)
                                                                         -------------        -------------
Net increase/(decrease) from beneficial interest transactions                  746,040            2,408,703
                                                                         -------------        -------------
Net Increase/(Decrease) in Net Assets                                         (327,956)          (2,019,631)
Net Assets:
Beginning of period                                                         19,751,850           21,771,481
                                                                         -------------        -------------
End of period (including (over)/undistributed net
   investment income of ($112,788) and ($31,535), respectively)          $  19,423,894        $  19,751,850
                                                                         =============        =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
106           Semi-Annual Report November 30, 2001 (Unaudited)            [LOGO]

Statements of Changes in Net Assets

Westcore Select Fund

                                                                    Six Months Ended       Year Ended
                                                                    November 30, 2001     May 31, 2001
                                                                    -----------------     ------------
Operations
Net investment income/(loss)                                          $    (44,588)       $     63,819
Net realized gain/(loss) from investment transactions                   (2,850,775)           (768,199)
Change in unrealized net appreciation or depreciation
   of investments                                                          213,835           1,358,912
                                                                      ------------        ------------
Net increase/(decrease) in net assets resulting from operations         (2,681,528)            654,532
                                                                      ------------        ------------
Dividends and Distributions
   From net investment income                                                    0            (104,993)
   From net realized gain from investment transactions                           0         (14,402,772)
                                                                      ------------        ------------
Decrease in net assets from dividends and distributions                          0         (14,507,765)
                                                                      ------------        ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                              3,077,694          35,550,965
Shares issued in reinvestment of dividends and distributions                     0          14,308,456
                                                                      ------------        ------------
                                                                         3,077,694          49,859,421
Shares redeemed                                                        (11,299,005)        (40,426,962)
                                                                      ------------        ------------
Net increase/(decrease) from beneficial interest transactions           (8,221,311)          9,432,459
                                                                      ------------        ------------
Net Increase/(Decrease) in Net Assets                                  (10,902,839)         (4,420,774)
Net Assets:
Beginning of period                                                     31,616,597          36,037,371
                                                                      ------------        ------------
End of period (including (over)/undistributed net investment
   income of ($68,908) and ($24,320), respectively)                   $ 20,713,758        $ 31,616,597
                                                                      ============        ============

See Notes to Financial Statements

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

Statements of Changes in Net Assets

Westcore International Frontier Fund

                                                                  Six Months Ended      Year Ended
                                                                  November 30, 2001     May 31, 2001
                                                                  -----------------     ------------
Operations
Net investment income/(loss)                                         $    (48,976)      $    (50,990)
Net realized gain/(loss) from investments and
   foreign currency transactions                                       (3,321,131)        (7,249,613)
Change in unrealized net appreciation or depreciation
   of investments                                                        (423,247)        (2,041,525)
                                                                     ------------       ------------
Net increase/(decrease) in net assets resulting from operations        (3,793,354)        (9,342,128)
                                                                     ------------       ------------
Dividends and Distributions
   From net investment income                                                   0            (46,614)
   From net realized gain from investment transactions                          0           (991,899)
                                                                     ------------       ------------
Decrease in net assets from dividends and distributions                         0         (1,038,513)
                                                                     ------------       ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                            23,394,451         54,949,697
Shares issued in reinvestment of dividends and distributions                    0          1,000,754
                                                                     ------------       ------------
                                                                       23,394,451         55,950,451
Shares redeemed                                                       (31,202,227)       (36,280,710)
                                                                     ------------       ------------
Net increase/(decrease) from beneficial interest transactions          (7,807,776)        19,669,741
                                                                     ------------       ------------
Net Increase/(Decrease) in Net Assets                                 (11,601,130)         9,289,100
Net Assets:
Beginning of period                                                    30,901,813         21,612,713
                                                                     ------------       ------------
End of period (including (over)/undistributed net investment
   income of ($77,359) and ($28,383), respectively)                  $ 19,300,683       $ 30,901,813
                                                                     ============       ============

See Notes to Financial Statements

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108            Semi-Annual Report November 30, 2001 (Unaudited)           [LOGO]

Statements of Changes in Net Assets

Westcore International Select Fund

                                                                                         For the Period
                                                                                        November 1, 2000
                                                                    Six Months Ended     (inception) to
                                                                    November 30, 2001     May 31, 2001
                                                                    -----------------     ------------
Operations
Net investment income/(loss)                                          $      5,502        $     46,208
Net realized gain/(loss) from investments and
   foreign currency transactions                                        (1,785,872)         (2,123,460)
Change in unrealized net appreciation or depreciation
   of investments                                                         (106,614)           (135,413)
                                                                      ------------        ------------
Net increase/(decrease) in net assets resulting from operations         (1,886,984)         (2,212,665)
                                                                      ------------        ------------
Dividends and Distributions
   From net investment income                                                    0             (55,132)
   From net realized gain from investment transactions                           0                   0
                                                                      ------------        ------------
Decrease in net assets from dividends and distributions                          0             (55,132)
                                                                      ------------        ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                              2,422,905          16,996,459
Shares issued in reinvestment of dividends and distributions                     0              54,553
                                                                      ------------        ------------
                                                                         2,422,905          17,051,012
Shares redeemed                                                         (6,994,971)         (4,779,718)
                                                                      ------------        ------------
Net increase/(decrease) from beneficial interest transactions           (4,572,066)         12,271,294
                                                                      ------------        ------------
Net Increase/(Decrease) in Net Assets                                   (6,459,050)         10,003,497
Net Assets:
Beginning of period                                                     10,003,497                   0
                                                                      ------------        ------------
End of period (including (over)/undistributed net investment
   income of ($3,422) and ($8,924), respectively)                     $  3,544,447        $ 10,003,497
                                                                      ============        ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
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

Statements of Changes in Net Assets

Westcore Blue Chip Fund

                                                                    Six Months Ended       Year Ended
                                                                    November 30, 2001     May 31, 2001
                                                                       ------------       ------------
Operations
Net investment income/(loss)                                           $     65,845       $    178,716
Net realized gain/(loss) from investment transactions                      (614,969)         3,205,751
Change in unrealized net appreciation or depreciation
   of investments                                                        (4,418,155)           426,462
                                                                       ------------       ------------
Net increase/(decrease) in net assets resulting from operations          (4,967,279)         3,810,929
                                                                       ------------       ------------
Dividends and Distributions
   From net investment income                                               (42,369)          (149,704)
   From net realized gain from investment transactions                            0         (7,016,305)
                                                                       ------------       ------------
Decrease in net assets from dividends and distributions                     (42,369)        (7,166,009)
                                                                       ------------       ------------

Beneficial Interest Transactions (Note 2)
Shares sold                                                               1,645,574         11,397,022
Shares issued in reinvestment of dividends and distributions                 41,141          6,892,862
                                                                       ------------       ------------
                                                                          1,686,715         18,289,884
Shares redeemed                                                          (2,939,413)       (15,257,645)
                                                                       ------------       ------------
Net increase/(decrease) from beneficial interest transactions            (1,252,698)         3,032,239
                                                                       ------------       ------------
Net Increase/(Decrease) in Net Assets                                    (6,262,346)          (322,841)
Net Assets:
Beginning of period                                                      51,568,900         51,891,741
                                                                       ------------       ------------
End of period (including (over)/undistributed net investment
   income of $23,121 and ($355), respectively)                         $ 45,306,554       $ 51,568,900
                                                                       ============       ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
110              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Statements of Changes in Net Assets

Westcore Mid-Cap Opportunity Fund

                                                                    Six Months Ended    Year Ended
                                                                    November 30, 2001   May 31, 2001
                                                                    -----------------   ------------
Operations
Net investment income/(loss)                                           $      (626)     $    (4,298)
Net realized gain/(loss) from investment transactions                      (40,720)         335,994
Change in unrealized net appreciation or depreciation
   of investments                                                         (590,336)         400,266
                                                                       -----------      -----------
Net increase/(decrease) in net assets resulting from operations           (631,682)         731,962
                                                                       -----------      -----------
Dividends and Distributions
   From net investment income                                                    0                0
   From net realized gain from investment transactions                           0         (447,182)
                                                                       -----------      -----------
Decrease in net assets from dividends and distributions                          0         (447,182)
                                                                       -----------      -----------
Beneficial Interest Transactions (Note 2)
Shares sold                                                              1,336,737        1,762,591
Shares issued in reinvestment of dividends and distributions                     0          433,733
                                                                       -----------      -----------
                                                                         1,336,737        2,196,324
Shares redeemed                                                         (1,227,071)        (655,701)
                                                                       -----------      -----------
Net increase/(decrease) from beneficial interest transactions              109,666        1,540,623
                                                                       -----------      -----------
Net Increase/(Decrease) in Net Assets                                     (522,016)       1,825,403
Net Assets:
Beginning of period                                                      4,836,769        3,011,366
                                                                       -----------      -----------
End of period (including (over)/undistributed net investment
   income of ($12,355) and ($11,729), respectively)                    $ 4,314,753      $ 4,836,769
                                                                       ===========      ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
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
Statements of Changes in Net Assets

Westcore Small-Cap Opportunity Fund

                                                                      Six Months Ended    Year Ended
                                                                      November 30, 2001   May 31, 2001
                                                                      -----------------   ------------
Operations
Net investment income/(loss)                                            $     (5,393)     $    (25,646)
Net realized gain/(loss) from investment transactions                      1,060,546         7,440,977
                                                                        ------------      ------------
Change in unrealized net appreciation or depreciation
   of investments                                                         (4,060,416)        1,289,248
                                                                        ------------      ------------
Net increase/(decrease) in net assets resulting from operations           (3,005,263)        8,704,579
                                                                        ------------      ------------
Dividends and Distributions
   From net investment income                                                      0                 0
   From net realized gain from investment transactions                             0                 0
                                                                        ------------      ------------
Decrease in net assets from dividends and distributions                            0                 0
                                                                        ------------      ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                                8,803,542        35,295,574
Shares issued in reinvestment of dividends and distributions                       0                 0
                                                                        ------------      ------------
                                                                           8,803,542        35,295,574
Shares redeemed                                                          (12,818,638)      (39,915,339)
                                                                        ------------      ------------
Net increase/(decrease) from beneficial interest transactions             (4,015,096)       (4,619,765)
                                                                        ------------      ------------
Net Increase/(Decrease) in Net Assets                                     (7,020,359)        4,084,814
Net Assets:
Beginning of period                                                       38,642,881        34,558,067
                                                                        ------------      ------------
End of period (including (over)/undistributed net investment
   income of ($53,230) and ($47,837), respectively)                     $ 31,622,522      $ 38,642,881
                                                                        ============      ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
112              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Statements of Changes in Net Assets

Westcore Flexible Income Fund

                                                                        Six Months Ended       Year Ended
                                                                        November 30, 2001     May 31, 2001
                                                                        -----------------     ------------
Operations
Net investment income/(loss)                                              $    306,662        $    805,566
Net realized gain/(loss) from investment transactions                           57,709             (50,439)
Change in unrealized net appreciation or depreciation
   of investments                                                             (306,860)            813,752
                                                                          ------------        ------------
Net increase/(decrease) in net assets resulting from operations                 57,511           1,568,879
                                                                          ------------        ------------
Dividends and Distributions
   From net investment income                                                 (310,311)           (818,155)
   From net realized gain from investment transactions                               0                 (68)
                                                                          ------------        ------------
Decrease in net assets from dividends and distributions                       (310,311)           (818,223)
                                                                          ------------        ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                                  2,578,363           3,127,632
Shares issued in reinvestment of dividends and distributions                   282,163             722,836
                                                                          ------------        ------------
                                                                             2,860,526           3,850,468
Shares redeemed                                                             (1,576,981)        (21,107,743)
                                                                          ------------        ------------
Net increase/(decrease) from beneficial interest transactions                1,283,545         (17,257,275)
                                                                          ------------        ------------
Net Increase/(Decrease) in Net Assets                                        1,030,745         (16,506,619)
Net Assets:
Beginning of period                                                          7,089,756          23,596,375
                                                                          ------------        ------------
End of period (including (over)/undistributed net investment
   income of ($2,883) and $766, respectively)                             $  8,120,501        $  7,089,756
                                                                          ============        ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
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
Statements of Changes in Net Assets

Westcore Plus Bond Fund

                                                                     Six Months Ended      Year Ended
                                                                     November 30, 2001     May 31, 2001
                                                                     -----------------     ------------
Operations
Net investment income/(loss)                                            $  1,755,622       $  3,071,853
Net realized gain/(loss) from investment transactions                        555,399            569,117
Change in unrealized net appreciation or depreciation
   of investments                                                           (133,819)         1,922,090
                                                                        ------------       ------------
Net increase/(decrease) in net assets resulting from operations            2,177,202          5,563,060
                                                                        ------------       ------------
Dividends and Distributions
   From net investment income                                             (1,766,182)        (3,089,896)
   From net realized gain from investment transactions                             0                  0
                                                                        ------------       ------------
Decrease in net assets from dividends and distributions                   (1,766,182)        (3,089,896)
                                                                        ------------       ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                               14,773,248         56,505,878
Shares issued in reinvestment of dividends and distributions               1,666,994          2,875,439
                                                                        ------------       ------------
                                                                          16,440,242         59,381,317
Shares redeemed                                                          (16,556,855)       (40,873,828)
                                                                        ------------       ------------
Net increase/(decrease) from beneficial interest transactions               (116,613)        18,507,489
                                                                        ------------       ------------
Net Increase/(Decrease) in Net Assets                                        294,407         20,980,653
Net Assets:
Beginning of period                                                       55,188,424         34,207,771
                                                                        ------------       ------------
End of period (including (over)/undistributed net investment
   income of ($10,013) and $547, respectively)                          $ 55,482,831       $ 55,188,424
                                                                        ============       ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
114              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Statements of Changes in Net Assets

Westcore Colorado Tax-Exempt Fund

                                                                   Six Months Ended     Year Ended
                                                                   November 30, 2001   May 31, 2001
                                                                      ------------     ------------
Operations
Net investment income/(loss)                                          $    986,636     $  1,739,661
Net realized gain/(loss) from investment transactions                      (55,569)          16,859
Change in unrealized net appreciation or depreciation
   of investments                                                          510,469        2,333,086
                                                                      ------------     ------------
Net increase/(decrease) in net assets resulting from operations          1,441,536        4,089,606
                                                                      ------------     ------------
Dividends and Distributions
   From net investment income                                             (987,201)      (1,756,410)
   From net realized gain from investment transactions                           0                0
                                                                      ------------     ------------
Decrease in net assets from dividends and distributions                   (987,201)      (1,756,410)
                                                                      ------------     ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                             10,190,094       15,996,329
Shares issued in reinvestment of dividends and distributions               760,783        1,415,284
                                                                      ------------     ------------
                                                                        10,950,877       17,411,613
Shares redeemed                                                         (9,352,771)     (10,025,498)
                                                                      ------------     ------------
Net increase/(decrease) from beneficial interest transactions            1,598,106        7,386,115
                                                                      ------------     ------------
Net Increase/(Decrease) in Net Assets                                    2,052,441        9,719,311
Net Assets:
Beginning of period                                                     46,773,846       37,054,535
                                                                      ------------     ------------
End of period (including (over)/undistributed net investment
   income of ($1,832) and ($1,267), respectively)                     $ 48,826,287     $ 46,773,846
                                                                      ============     ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
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
Financial Highlights

Westcore MIDCO Growth Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             Six Months Ended
                                                               November 30,
                                                                   2001
                                                               -----------

Net asset value - beginning of the period                       $      5.97
                                                                -----------

Income from investment operations
Net investment income/(loss)                                          (0.02)
Net realized and unrealized gain/(loss) on investments                (0.46)
                                                                -----------
Total income/(loss) from investment operations                        (0.48)
                                                                -----------

Distributions
Dividends from net investment income                                   0.00
Distributions from net realized gain on investments                    0.00
                                                                -----------
Total distributions                                                    0.00
                                                                -----------
Net asset value - end of period                                 $      5.49
                                                                ===========
Total return                                                          (8.04)%
                                                                ===========

Ratios/Supplemental Data
                                                                ===========
Net assets, end of period (in thousands)                        $   126,878
                                                                ===========
Ratio of expenses to average net assets                                1.15%(2)
                                                                ===========
Ratio of expenses to average net assets without fee waivers            1.36%(2)
                                                                ===========
Ratio of net investment income/(loss) to average net assets           (0.79)%(2)
                                                                ===========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                 (1.00)%(2)
                                                                ===========
Portfolio turnover rate(1)                                            34.13%
                                                                ===========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of the purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term 2001 were $43,636,605 and securities) for the period ended November 30, $49,487,740, respectively.
(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
116              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Year Ended        Year Ended       Year Ended      Year Ended     Year Ended
 May 31,            May 31,          May 28,         May 29,         May 30,
  2001               2000             1999            1998            1997
---------          ---------       ---------       ---------       ---------
$   18.09          $   20.03       $   20.54       $   20.92       $   22.90
---------          ---------       ---------       ---------       ---------


    (0.06)             (0.17)          (0.23)          (0.17)          (0.15)
    (2.10)              7.08            2.22            3.03            1.19
---------          ---------       ---------       ---------       ---------
    (2.16)              6.91            1.99            2.86            1.04
---------          ---------       ---------       ---------       ---------


    (0.00)             (0.00)          (0.00)          (0.00)          (0.00)
    (9.96)             (8.85)          (2.50)          (3.24)          (3.02)
---------          ---------       ---------       ---------       ---------
    (9.96)             (8.85)          (2.50)          (3.24)          (3.02)
---------          ---------       ---------       ---------       ---------
$    5.97          $   18.09       $   20.03       $   20.54       $   20.92
=========          =========       =========       =========       =========
   (14.81)%            35.63%          11.87%          15.10%           5.27%
=========          =========       =========       =========       =========


$ 146,441          $ 232,354       $ 277,924       $ 565,293       $ 590,008
=========          =========       =========       =========       =========
     1.15%              1.15%           1.15%           1.13%           1.14%
=========          =========       =========       =========       =========
     1.27%              1.21%           1.19%           1.13%           1.14%
=========          =========       =========       =========       =========
    (0.72)%            (0.81)%         (0.63)%         (0.71)%         (0.70)%
=========          =========       =========       =========       =========

    (0.84)%            (0.87)%         (0.68)%         (0.71)%         (0.71)%
=========          =========       =========       =========       =========
   190.77%            117.65%         116.46%          75.79%          60.78%
=========          =========       =========       =========       =========

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
Financial Highlights

Westcore Growth and Income Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             Six Months Ended
                                                                November 30,
                                                                    2001
                                                                 ----------
Net asset value - beginning of the period                        $    12.14
                                                                 ----------

Income from investment operations
Net investment income/(loss)                                          (0.02)
Net realized and unrealized gain/(loss) on investments                (1.13)
                                                                 ----------
Total income/(loss) from investment operations                        (1.15)
                                                                 ----------

Distributions
Dividends from net investment income                                   0.00
Distributions from net realized gain on investments                    0.00
                                                                 ----------
Total distributions                                                    0.00
                                                                 ----------
Net asset value - end of period                                  $    10.99
                                                                 ==========
Total return                                                          (9.47)%
                                                                 ==========

Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $   17,014
                                                                 ==========
Ratio of expenses to average net assets                                1.15%(5)
                                                                 ==========
Ratio of expenses to average net assets without fee waivers            1.75%(5)
                                                                 ==========
Ratio of net investment income/(loss) to average net assets           (0.36)%(5)
                                                                 ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                 (0.96)%(5)
                                                                 ==========
Portfolio turnover rate(1)                                            27.16%
                                                                 ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $5,417,298 and $4,026,066, respectively.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3)  Less than $.005 per share.
(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
(5)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
118              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Year Ended        Year Ended        Year Ended       Year Ended     Year Ended
  May 31,           May 31,           May 28,          May 29,        May 30,
   2001              2000             1999(2)           1998           1997
----------        ----------        ----------       ----------     ----------
$    15.24        $    12.30        $    13.74       $    13.03     $    12.32
----------        ----------        ----------       ----------     ----------


     (0.04)            (0.06)             0.00(3)          0.01           0.07
     (0.73)             5.27              0.66             2.54           2.19
----------        ----------        ----------       ----------     ----------
     (0.77)             5.21              0.66             2.55           2.26
----------        ----------        ----------       ----------     ----------


     (0.00)            (0.01)            (0.01)           (0.07)         (0.11)
     (2.33)            (2.26)            (2.09)           (1.77)         (1.44)
----------        ----------        ----------       ----------     ----------
     (2.33)            (2.27)            (2.10)           (1.84)         (1.55)
----------        ----------        ----------       ----------     ----------
$    12.14        $    15.24        $    12.30       $    13.74     $    13.03
==========        ==========        ==========       ==========     ==========
     (5.54)%           44.88%(4)          6.25%           20.74%         19.71%
==========        ==========        ==========       ==========     ==========


$   16,864        $   16,157        $   12,789       $   15,160     $   20,725
==========        ==========        ==========       ==========     ==========
      1.15%             1.15%             1.15%            1.15%          1.15%
==========        ==========        ==========       ==========     ==========
      1.64%             1.73%             1.75%            1.71%          1.56%
==========        ==========        ==========       ==========     ==========
     (0.37)%           (0.46)%            0.02%            0.40%          0.75%
==========        ==========        ==========       ==========     ==========

     (0.86)%           (1.04)%           (0.58)%          (0.16)%         0.33%
==========        ==========        ==========       ==========     ==========
     65.07%            81.19%            72.59%           41.40%         39.80%
==========        ==========        ==========       ==========     ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 119

Financial Highlights

Westcore Small-Cap Growth Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.



Net asset value - beginning of the period

Income from investment operations
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total distributions
Net asset value - end of period
Total return

Ratios/Supplemental Data
Net assets, end of period (in thousands)
Ratio of expenses to average net assets
Ratio of expenses to average net assets without fee waivers
Ratio of net investment income/(loss) to average net assets
Ratio of net investment income/(loss) to average net assets without fee waivers Portfolio turnover rate(1)

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $10,474,660 and $13,851,731, respectively.
(2)  Annualized.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
*    For the period October 1, 1999 (inception of offering) to May 31, 2000.

See Notes to Financial Statements

--------------------------------------------------------------------------------
120              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Six Months Ended            Year Ended            Period Ended
 November 30,                May 31,                 May 31,
    2001                      2001                    2000*
 ----------                ----------              ----------

 $    17.51                $    16.99              $    10.00
 ----------                ----------              ----------


      (0.07)                    (0.08)                  (0.01)
      (1.11)                     0.60                    7.03
 ----------                ----------              ----------
      (1.18)                     0.52                    7.02
 ----------                ----------              ----------


       0.00                     (0.00)                  (0.03)
       0.00                     (0.00)                  (0.00)
 ----------                ----------              ----------
       0.00                     (0.00)                  (0.03)
 ----------                ----------              ----------
 $    16.33                $    17.51              $    16.99
 ==========                ==========              ==========
      (6.74)%                    3.06%(3)               70.11%(3)
 ==========                ==========              ==========


 $   19,424                $   19,752              $   21,771
 ==========                ==========              ==========
       1.30%(2)                  1.30%                   1.30%(2)
 ==========                ==========              ==========
       2.24%(2)                  1.84%                   1.72%(2)
 ==========                ==========              ==========
      (1.00)%(2)                (0.27)%                 (0.08)%(2)
 ==========                ==========              ==========

      (1.96)%(2)                (0.81)%                 (0.50)%(2)
 ==========                ==========              ==========
      57.47%                   189.83%                 149.88%
 ==========                ==========              ==========

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
Financial Highlights

Westcore Select Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

Net asset value - beginning of the period

Income from investment operations
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total distributions
Net asset value - end of period
Total return

Ratios/Supplemental Data
Net assets, end of period (in thousands)
Ratio of expenses to average net assets
Ratio of expenses to average net assets without fee waivers
Ratio of net investment income/(loss) to average net assets
Ratio of net investment income/(loss) to average net assets
  without fee waivers
Portfolio turnover rate(1)

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $200,254,908 and $209,585,613, respectively.
(2)  Annualized.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
(4)  Less than ($.005) per share.
*    For the period October 1, 1999 (inception of offering) to May 31, 2000.

See Notes to Financial Statements

--------------------------------------------------------------------------------
122              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Six Months Ended           Year Ended             Period Ended
 November 30,                May 31,                 May 31,
    2001                      2001                    2000*
 ----------                ----------              ----------
 $    12.73                $    22.48              $    10.00
 ----------                ----------              ----------


      (0.03)                     0.06                   (0.00)(4)
      (0.98)                     0.68                   13.29
 ----------                ----------              ----------
      (1.01)                     0.74                   13.29
 ----------                ----------              ----------


       0.00                     (0.08)                  (0.01)
       0.00                    (10.41)                  (0.80)
 ----------                ----------              ----------
       0.00                    (10.49)                  (0.81)
 ----------                ----------              ----------
 $    11.72                $    12.73              $    22.48
 ==========                ==========              ==========
      (7.93)%                    6.03%(3)              134.33%(3)
 ==========                ==========              ==========


 $   20,714                $   31,617              $   36,037
 ==========                ==========              ==========
       1.15%(2)                  1.15%                   1.15%(2)
 ==========                ==========              ==========
       1.52%(2)                  1.43%                   1.39%(2)
 ==========                ==========              ==========
      (0.33)%(2)                 0.17%                  (0.02)%(2)
 ==========                ==========              ==========

      (0.70)%(2)                (0.11)%                 (0.26)%(2)
 ==========                ==========              ==========
    1148.81%                  1532.62%                1142.65%
 ==========                ==========              ==========

--------------------------------------------------------------------------------
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
Financial Highlights

Westcore International Frontier Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

Net asset value - beginning of the period

Income from investment operations
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total distributions
Net asset value - end of period
Total return

Ratios/Supplemental Data
Net assets, end of period (in thousands)
Ratio of expenses to average net assets
Ratio of expenses to average net assets without fee waivers
Ratio of net investment income/(loss) to average net assets
Ratio of net investment income/(loss) to average net assets
  without fee waivers
Portfolio turnover rate(1)

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $3,618,170 and $9,222,059, respectively.
(2)  Annualized.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
*    For the period December 15, 1999 (inception of offering) to May 31, 2000.

See Notes to Financial Statements

--------------------------------------------------------------------------------
124              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Six Months Ended          Year Ended          Period Ended
 November 30,               May 31,              May 31,
     2001                    2001                 2000*
  ----------              ----------           ----------
  $     8.69              $    11.60           $    10.00
  ----------              ----------           ----------


       (0.02)                  (0.02)                0.03
       (1.22)                  (2.56)                1.58
  ----------              ----------           ----------
       (1.24)                  (2.58)                1.61
  ----------              ----------           ----------


        0.00                   (0.02)               (0.01)
        0.00                   (0.31)               (0.00)
  ----------              ----------           ----------
        0.00                   (0.33)               (0.01)
  ----------              ----------           ----------
  $     7.45              $     8.69           $    11.60
  ==========              ==========           ==========
      (14.37)%                (22.56)%              16.12%(3)
  ==========              ==========           ==========


  $   19,301              $   30,902           $   21,613
  ==========              ==========           ==========
        1.50%(2)                1.50%                1.50%(2)
  ==========              ==========           ==========
        2.29%(2)                2.03%                2.08%(2)
  ==========              ==========           ==========
       (0.37)%(2)              (0.16)%               0.39%(2)
  ==========              ==========           ==========

       (1.16)%(2)              (0.69)%              (0.19)%(2)
  ==========              ==========           ==========
       17.32%                  61.28%               93.31%
  ==========              ==========           ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 125

Financial Highlights

Westcore International Select Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

Net asset value - beginning of the period

Income from investment operations
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total distributions
Net asset value - end of period
Total return

Ratios/Supplemental Data
Net assets, end of period (in thousands)
Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers
Ratio of net investment income/(loss) to average net assets
Ratio of net investment income/(loss) to average net assets
  without fee waivers
Portfolio turnover rate(1)

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $1,578,033 and $5,417,054, respectively.
(2)  Annualized.
(3)  Less than $.005 per share.
*    For the period November 1, 2000 (inception of offering) to May 31, 2001.

See Notes to Financial Statements

--------------------------------------------------------------------------------
126              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Six Months Ended            Period Ended
  November 30,                May 31,
     2001                      2001*
  ----------                ----------
  $     8.29                $    10.00
  ----------                ----------


        0.00(3)                   0.03
       (1.63)                    (1.70)
  ----------                ----------
       (1.63)                    (1.67)
  ----------                ----------


        0.00                     (0.04)
        0.00                     (0.00)
  ----------                ----------
        0.00                     (0.04)
  ----------                ----------
  $     6.66                $     8.29
  ==========                ==========
      (19.66)%                  (16.73)%
  ==========                ==========


  $    3,544                $   10,003
  ==========                ==========
        1.50%(2)                  1.50%(2)
  ==========                ==========
        3.15%(2)                  2.79%(2)
  ==========                ==========
        0.17%(2)                  0.70%(2)
  ==========                ==========

       (1.47)%(2)                (0.59)%(2)
  ==========                ==========
       27.49%                    50.30%
  ==========                ==========

--------------------------------------------------------------------------------
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
Financial Highlights

Westcore Blue Chip Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             Six Months Ended
                                                                November 30,
                                                                    2001
                                                                 ----------
Net asset value - beginning of the period                        $    13.65
                                                                 ----------
Income from investment operations
Net investment income/(loss)                                           0.01
Net realized and unrealized gain/(loss) on investments                (1.36)
                                                                 ----------
Total income/(loss) from investment operations                        (1.35)
                                                                 ----------
Distributions
Dividends from net investment income                                  (0.01)
Distributions from net realized gain on investments                    0.00
                                                                 ----------
Total distributions                                                   (0.01)
                                                                 ----------
Net asset value - end of period                                  $    12.29
                                                                 ==========
Total return                                                          (9.87)%
                                                                 ==========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $   45,307
                                                                 ==========
Ratio of expenses to average net assets                                1.15%(2)
                                                                 ==========
Ratio of expenses to average net assets without fee waivers            1.34%(2)
                                                                 ==========
Ratio of net investment income/(loss) to average net assets            0.28%(2)
                                                                 ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                  0.09%(2)
                                                                 ==========
Portfolio turnover rate(1)                                            24.67%
                                                                 ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $11,123,554 and $12,923,718, respectively.
(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
128              Semi-Annual Report November 30, 2001 (Unaudited)         [LOGO]

Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
  May 31,          May 31,          May 28,          May 29,          May 30,
   2001             2000             1999             1998             1997
 ---------        ---------        ---------        ---------        ---------
 $   14.73        $   17.23        $   18.81        $   18.15        $   17.41
 ---------        ---------        ---------        ---------        ---------


      0.05             0.00             0.04             0.13             0.19
      0.90             0.02             1.07             4.66             3.65
 ---------        ---------        ---------        ---------        ---------
      0.95             0.02             1.11             4.79             3.84
 ---------        ---------        ---------        ---------        ---------


     (0.04)           (0.00)           (0.07)           (0.14)           (0.22)
     (1.99)           (2.52)           (2.62)           (3.99)           (2.88)
 ---------        ---------        ---------        ---------        ---------
     (2.03)           (2.52)           (2.69)           (4.13)           (3.10)
 ---------        ---------        ---------        ---------        ---------
 $   13.65        $   14.73        $   17.23        $   18.81        $   18.15
 =========        =========        =========        =========        =========
      7.88%            1.01%            7.42%           29.53%           24.28%
 =========        =========        =========        =========        =========


 $  51,569        $  51,892        $  69,354        $  72,477        $  66,450
 =========        =========        =========        =========        =========
      1.15%            1.15%            1.15%            1.15%            1.15%
 =========        =========        =========        =========        =========
      1.29%            1.28%            1.25%            1.23%            1.21%
 =========        =========        =========        =========        =========
      0.35%            0.02%            0.19%            0.60%            1.02%
 =========        =========        =========        =========        =========

      0.20%           (0.11)%           0.09%            0.52%            0.97%
 =========        =========        =========        =========        =========
    119.69%           73.95%           73.39%           48.50%           43.47%
 =========        =========        =========        =========        =========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 129

                              Financial Highlights


Westcore Mid-Cap Opportunity Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

Net asset value - beginning of the period

Income from investment operations
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total distributions
Net asset value - end of period
Total return

Ratios/Supplemental data
Net assets, end of period (in thousands)
Ratio of expenses to average net assets
Ratio of expenses to average net assets without fee waivers
Ratio of net investment income/(loss) to average net assets
Ratio of net investment income/(loss) to average net assets without fee waivers Portfolio turnover rate(1)

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $2,212,764 and $2,018,887, respectively.
(2)  Annualized.
(3)  Less than ($.005) per share.
(4)  Less than $.005 per share.
(5) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
*    For the period October 1, 1998 (inception of offering) to May 28, 1999.

See Notes to Financial Statements

--------------------------------------------------------------------------------
130             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Six Months Ended        Year Ended          Year Ended          Period Ended
   November 30,           May 31,             May 31,              May 28,
      2001                 2001                2000                 1999*
    ---------            ---------           ---------            ---------
    $   15.25            $   14.48           $   11.05            $   10.00
    ---------            ---------           ---------            ---------


         0.00                 0.00               (0.02)               (0.01)
        (1.69)                2.65                3.45                 1.06
    ---------            ---------           ---------            ---------
        (1.69)                2.65                3.43                 1.05
    ---------            ---------           ---------            ---------


        (0.00)               (0.00)              (0.00)(3)            (0.00)
        (0.00)               (1.88)              (0.00)               (0.00)
    ---------            ---------           ---------            ---------
        (0.00)               (1.88)              (0.00)               (0.00)
    ---------            ---------           ---------            ---------
    $   13.56            $   15.25           $   14.48            $   11.05
    =========            =========           =========            =========
       (11.14)%              21.37%              31.08%(5)            10.50%
    =========            =========           =========            =========


    $   4,315            $   4,837           $   3,011            $   2,585
    =========            =========           =========            =========
         1.25%(2)             1.25%               1.25%                1.25%(2)
    =========            =========           =========            =========
         2.97%(2)             3.47%               3.51%                5.33%(2)
    =========            =========           =========            =========
        (0.05)%(2)           (0.10)%             (0.18)%              (0.11)%(2)
    =========            =========           =========            =========
        (1.77)%(2)           (2.32)%             (2.44)%              (4.19)%(2)
    =========            =========           =========            =========
        45.55%              182.87%             159.34%               71.65%
    =========            =========           =========            =========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 131

                              Financial Highlights


Westcore Small-Cap Opportunity Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 Six Months
                                                                    Ended
                                                                 November 30,
                                                                     2001
                                                                 ------------

Net asset value - beginning of the period                           $ 26.11
                                                                    -------

Income from investment operations
Net investment income/(loss)                                          (0.01)
Net realized and unrealized gain/(loss) on investments                (2.10)
                                                                    -------
Total income/(loss) from investment operations                        (2.11)
                                                                    -------

Distributions
Dividends from net investment income                                   0.00
Distributions from net realized gain on investments                    0.00
                                                                    -------
Total distributions                                                    0.00
Net asset value - end of period                                     $ 24.00
                                                                    =======
Total return                                                          (8.08)%
                                                                    =======

Ratios/Supplemental data
Net assets, end of period (in thousands)                            $31,623
                                                                    =======
Ratio of expenses to average net assets                                1.30%(2)
                                                                    =======
Ratio of expenses to average net assets without fee waivers            1.79%(2)
                                                                    =======
Ratio of net investment income/(loss) to average net assets           (0.03)%(2)
                                                                    =======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                 (0.53)%(2)
                                                                    =======
Portfolio turnover rate(1)                                            40.46%
                                                                    =======

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $13,235,388 and $16,965,176, respectively.
(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
132             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
  May 31,          May 31,          May 28,          May 29,          May 30,
   2001             2000             1999             1998             1997
 ---------        ---------        ---------        ---------        ---------
 $   20.13        $   20.18        $   26.71        $   23.87        $   21.35
 ---------        ---------        ---------        ---------        ---------


     (0.02)            0.03             0.08             0.01             0.03
      6.00             0.01            (5.35)            6.83             3.37
 ---------        ---------        ---------        ---------        ---------
      5.98             0.04            (5.27)            6.84             3.40
 ---------        ---------        ---------        ---------        ---------


     (0.00)           (0.09)           (0.05)           (0.03)           (0.02)
     (0.00)           (0.00)           (1.21)           (3.97)           (0.86)
 ---------        ---------        ---------        ---------        ---------
     (0.00)           (0.09)           (1.26)           (4.00)           (0.88)
 ---------        ---------        ---------        ---------        ---------
 $   26.11        $   20.13        $   20.18        $   26.71        $   23.87
 =========        =========        =========        =========        =========
     29.71%            0.20%          (19.72)%          30.40%           16.28%
 =========        =========        =========        =========        =========


 $  38,643        $  34,558        $  88,635        $  61,069        $  35,962
 =========        =========        =========        =========        =========
      1.30%            1.30%            1.30%            1.30%            1.30%
 =========        =========        =========        =========        =========
      1.81%            1.67%            1.63%            1.66%            1.69%
 =========        =========        =========        =========        =========
     (0.07)%           0.25%            0.37%            0.03%            0.11%
 =========        =========        =========        =========        =========

     (0.59)%          (0.12)%           0.04%           (0.33)%          (0.28)%
 =========        =========        =========        =========        =========
    190.81%           99.84%           82.47%           78.48%           77.73%
 =========        =========        =========        =========        =========

--------------------------------------------------------------------------------
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
                              Financial Highlights


Westcore Flexible Income Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                Six Months Ended
                                                                  November 30,
                                                                      2001
                                                                  ------------
Net asset value - beginning of the period                            $ 9.64
                                                                     ------

Income from investment operations
Net investment income/(loss)                                           0.36
Net realized and unrealized gain/(loss) on investments                (0.27)
                                                                     ------
Total income/(loss) from investment operations                         0.09
                                                                     ------

Distributions
Dividends from net investment income                                  (0.36)
Distributions from net realized gain on investments                    0.00
                                                                     ------
Total distributions                                                   (0.36)
                                                                     ------
Net asset value - end of period                                      $ 9.37
                                                                     ======
Total return                                                           0.90%
                                                                     ======

Ratios/Supplemental data
Net assets, end of period (in thousands)                             $8,121
                                                                     ======
Ratio of expenses to average net assets                                0.85%(3)
                                                                     ======
Ratio of expenses to average net assets without fee waivers            1.87%(3)
                                                                     ======
Ratio of net investment income/(loss) to average net assets            7.36%(3)
                                                                     ======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                  6.34%(3)
                                                                     ======
Portfolio turnover rate(1)                                            16.00%
                                                                     ======

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $2,677,883 and $1,273,599, respectively.
(2)  Less than ($.005) per share.
(3)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
134             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
  May 31,          May 31,          May 28,          May 29,          May 30,
   2001             2000             1999             1998             1997
 ---------        ---------        ---------        ---------        ---------
 $    9.19        $    9.87        $   10.36        $    9.67        $    9.59
 ---------        ---------        ---------        ---------        ---------


      0.67             0.58             0.57             0.60             0.62
      0.45            (0.58)           (0.43)            0.96             0.26
 ---------        ---------        ---------        ---------        ---------
      1.12             0.00             0.14             1.56             0.88
 ---------        ---------        ---------        ---------        ---------


     (0.67)           (0.58)           (0.57)           (0.60)           (0.63)
     (0.00)(2)        (0.10)           (0.06)           (0.27)           (0.17)
 ---------        ---------        ---------        ---------        ---------
     (0.67)           (0.68)           (0.63)           (0.87)           (0.80)
 ---------        ---------        ---------        ---------        ---------
 $    9.64        $    9.19        $    9.87        $   10.36        $    9.67
 =========        =========        =========        =========        =========
     12.55%            0.11%            1.21%           16.63%            9.40%
 =========        =========        =========        =========        =========


 $   7,090        $  23,596        $  21,798        $  18,466        $  20,160
 =========        =========        =========        =========        =========
      0.92%            0.95%            0.95%            0.95%            0.95%
 =========        =========        =========        =========        =========
      1.62%            1.26%            1.22%            1.23%            1.15%
 =========        =========        =========        =========        =========
      6.56%            6.11%            5.47%            5.87%            6.37%
 =========        =========        =========        =========        =========

      5.87%            5.80%            5.21%            5.58%            6.18%
 =========        =========        =========        =========        =========
     43.20%           36.02%           15.97%           11.05%           27.76%
 =========        =========        =========        =========        =========

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
                              Financial Highlights


Westcore Plus Bond Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                Six Months Ended
                                                                  November 30,
                                                                      2001
                                                                  ------------
Net asset value - beginning of the period                            $ 10.37
                                                                     -------

Income from investment operations
Net investment income/(loss)                                            0.34
Net realized and unrealized gain/(loss) on investments                  0.08
                                                                     -------
Total income/(loss) from investment operations                          0.42
                                                                     -------

Distributions
Dividends from net investment income                                   (0.34)
Distributions from net realized gain on investments                     0.00
                                                                     -------
Total distributions                                                    (0.34)
                                                                     -------
Net asset value - end of period                                      $ 10.45
                                                                     =======
Total return                                                            4.06%
                                                                     =======

Ratios/Supplemental data
Net assets, end of period (in thousands)                             $55,483
                                                                     =======
Ratio of expenses to average net assets                                 0.55%(2)
                                                                     =======
Ratio of expenses to average net assets without fee waivers             1.07%(2)
                                                                     =======
Ratio of net investment income/(loss) to average net assets             6.33%(2)
                                                                     =======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                   5.81%(2)
                                                                     =======
Portfolio turnover rate(1)                                             24.81%
                                                                     =======

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November, 2001 were $13,310,704 and $16,479,837, respectively.
(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
136             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
  May 31,          May 31,          May 28,          May 29,          May 30,
   2001             2000             1999             1998             1997
 ---------        ---------        ---------        ---------        ---------
 $    9.81        $   10.27        $   10.51        $   10.23        $   10.10
 ---------        ---------        ---------        ---------        ---------


      0.66             0.63             0.61             0.61             0.60
      0.56            (0.46)           (0.24)            0.28             0.13
 ---------        ---------        ---------        ---------        ---------
      1.22             0.17             0.37             0.89             0.73
 ---------        ---------        ---------        ---------        ---------


     (0.66)           (0.63)           (0.61)           (0.61)           (0.60)
     (0.00)           (0.00)           (0.00)           (0.00)           (0.00)
 ---------        ---------        ---------        ---------        ---------
     (0.66)           (0.63)           (0.61)           (0.61)           (0.60)
 ---------        ---------        ---------        ---------        ---------
 $   10.37        $    9.81        $   10.27        $   10.51        $   10.23
 =========        =========        =========        =========        =========
     12.80%            1.67%            3.54%            8.88%            7.43%
 =========        =========        =========        =========        =========


 $  55,188        $  34,208        $  41,155        $  50,159       $   63,169
 =========        =========        =========        =========        =========
      0.62%            0.85%            0.85%            0.85%            0.85%
 =========        =========        =========        =========        =========
      1.09%            1.11%            1.01%            0.98%            0.97%
 =========        =========        =========        =========        =========
      6.49%            6.18%            5.72%            5.77%            5.81%
 =========        =========        =========        =========        =========

      6.02%            5.92%            5.57%            5.65%            5.68%
 =========        =========        =========        =========        =========
     79.33%           37.26%           24.68%           23.45%           27.47%
 =========        =========        =========        =========        =========

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
                              Financial Highlights


Westcore Colorado Tax-Exempt Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                Six Months Ended
                                                                   November 30,
                                                                       2001
                                                                   ------------
Net asset value - beginning of the period                            $ 11.03
                                                                     -------

Income from investment operations
Net investment income/(loss)                                            0.22
Net realized and unrealized gain/(loss) on investments                  0.10
                                                                     -------
Total income/(loss) from investment operations                          0.32
                                                                     -------

Distributions
Dividends from net investment income                                   (0.22)
Distributions from net realized gain on investments                     0.00
                                                                     -------
Total distributions                                                    (0.22)
                                                                     -------
Net asset value - end of period                                      $ 11.13
                                                                     =======
Total return                                                            2.92%
                                                                     =======

Ratios/Supplemental data
Net assets, end of period (in thousands)                             $48,826
                                                                     =======
Ratio of expenses to average net assets                                 0.65%(2)
                                                                     =======
Ratio of expenses to average net assets without fee waivers             1.10%(2)
                                                                     =======
Ratio of net investment income/(loss) to average net assets             3.91%(2)
                                                                     =======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                   3.45%(2)
                                                                     =======
Portfolio turnover rate(1)                                              8.59%
                                                                     =======

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2001 were $22,047,808 and $19,915,348, respectively.
(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
138             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
  May 31,          May 31,          May 28,          May 29,          May 30,
   2001             2000             1999             1998             1997
 ---------        ---------        ---------        ---------        ---------
 $   10.40        $   11.01        $   11.06        $   10.78        $   10.61
 ---------        ---------        ---------        ---------        ---------


      0.45             0.46             0.47             0.50             0.50
      0.64            (0.61)           (0.05)            0.28             0.17
 ---------        ---------        ---------        ---------        ---------
      1.09            (0.15)            0.42             0.78             0.67
 ---------        ---------        ---------        ---------        ---------


     (0.46)           (0.46)           (0.47)           (0.50)           (0.50)
     (0.00)           (0.00)           (0.00)           (0.00)           (0.00)
 ---------        ---------        ---------        ---------        ---------
     (0.46)           (0.46)           (0.47)           (0.50)           (0.50)
 ---------        ---------        ---------        ---------        ---------
 $   11.03        $   10.40        $   11.01        $   11.06        $   10.78
 =========        =========        =========        =========        =========
     10.59%           (1.36)%           3.80%            7.32%            6.46%
 =========        =========        =========        =========        =========


 $  46,774        $  37,055        $  45,506        $  31,501        $  21,348
 =========        =========        =========        =========        =========
      0.65%            0.63%            0.53%            0.50%            0.50%
 =========        =========        =========        =========        =========
      1.13%            1.14%            1.09%            1.17%            1.21%
 =========        =========        =========        =========        =========
      4.14%            4.28%            4.21%            4.54%            4.73%
 =========        =========        =========        =========        =========

      3.66%            3.77%            3.65%            3.87%            4.02%
 =========        =========        =========        =========        =========
      7.30%           19.76%           12.12%           24.94%           30.78%
 =========        =========        =========        =========        =========

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
                          Notes to Financial Statements


1. Significant Accounting Policies

     Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the "Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year end of May 31.

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

     Investment Valuation - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities, for which such information is regularly reported, are generally valued at the last sales price as of the close of regular trading on the NYSE or, in the absence of sales, at values based on the average bid and asked prices. Foreign securities are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, such securities are generally valued at the last sales price occurring prior to the valuation time determined by a portfolio pricing service approved by the Board of Trustees. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are generally valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

--------------------------------------------------------------------------------
140             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                          Notes to Financial Statements


     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued in good faith by or under the direction of the Board of Trustees. Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     Foreign Securities - All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

     The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

     Federal Income Taxes - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 31, 2001 the Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $900,000, $683,000, $1,515,000, $3,554,000, $52,000, $795,000 and $575,000 respectively, which will expire through 2009.

     The Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier and Westcore International Select Funds intend to elect to defer to their fiscal year ending May 31, 2002, approximately $21,080,000, $5,643,000, $597,000, $5,673,000 and $2,123,000 of losses, respectively, recognized during the period November 1, 2000 to May 31, 2001.

--------------------------------------------------------------------------------
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
                          Notes to Financial Statements


     Classification of Distributions to Shareholders - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

     Distributions - Effective October 1, 2001, distributions of net investment income, if any, are generally made annually for the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Prior to October 1, 2001, distributions of net investment income, if any, were generally paid quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, and Westcore Small-Cap Opportunity Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

     Organization Costs - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are expensed as incurred.

     Securities Lending - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of November 30, 2001, the value of securities loaned of the Westcore MIDCO Growth, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds equals $9,793,810, $2,675,001 and $32,459, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds equals $10,242,718, $2,778,940 and $34,203, respectively.

--------------------------------------------------------------------------------
142             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                          Notes to Financial Statements


     Allocation of Income, Expenses and Gains and Losses - Trust expenses which are not series specific are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

     When-issued Securities - Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

--------------------------------------------------------------------------------
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
                          Notes to Financial Statements


2. Shares of Beneficial Interest

     On November 30, 2001, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

Westcore Equity Growth Funds

Westcore MIDCO Growth Fund

                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                        2,948,268          11,025,778
Shares issued as reinvestment of dividends and distributions               0          16,983,901
                                                                 -----------         -----------
Total                                                              2,948,268          28,009,679
Shares redeemed                                                   (4,390,818)        (16,306,718)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                 (1,442,550)         11,702,961
                                                                 ===========         ===========

Westcore Growth and Income Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          304,235             397,935
Shares issued as reinvestment of dividends and distributions               0             226,996
                                                                 -----------         -----------
Total                                                                304,235             624,931
Shares redeemed                                                     (145,005)           (295,939)
                                                                 -----------         -----------
Net increase in shares                                               159,230             328,992
                                                                 ===========         ===========

Westcore Small-Cap Growth Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          783,129           4,183,111
Shares issued as reinvestment of dividends and distributions               0                   0
                                                                 -----------         -----------
Total                                                                783,129           4,183,111
Shares redeemed                                                     (721,831)         (4,336,373)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                     61,298            (153,262)
                                                                 ===========         ===========

--------------------------------------------------------------------------------
144             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                          Notes to Financial Statements

Westcore Select Fund

                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          255,416           2,055,004
Shares issued as reinvestment of dividends and distributions               0           1,190,387
                                                                 -----------         -----------
Total                                                                255,416           3,245,391
Shares redeemed                                                     (972,559)         (2,364,263)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                   (717,143)            881,128
                                                                 ===========         ===========

Westcore International Frontier Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                        3,080,682           5,106,909
Shares issued as reinvestment of dividends and distributions               0             102,958
                                                                 -----------         -----------
Total                                                              3,080,682           5,209,867
Shares redeemed                                                   (4,044,782)         (3,518,397)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                   (964,100)          1,691,470
                                                                 ===========         ===========

Westcore International Select Fund
                                                                                For the Period from
                                                                 For the Six      November 1, 2000
                                                                Months Ended       (inception) to
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          361,551           1,760,825
Shares issued as reinvestment of dividends and distributions               0               5,742
                                                                 -----------         -----------
Total                                                                361,551           1,766,567
Shares redeemed                                                   (1,035,651)           (560,012)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                   (674,100)          1,206,555
                                                                 ===========         ===========

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
                          Notes to Financial Statements

Westcore Equity Value Funds

Westcore Blue Chip Fund

                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          134,008             803,272
Shares issued as reinvestment of dividends and distributions           3,750             557,675
                                                                 -----------         -----------
Total                                                                137,758           1,360,947
Shares redeemed                                                     (229,590)         (1,105,283)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                    (91,832)            255,664
                                                                 ===========         ===========

Westcore Mid-Cap Opportunity Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                           91,452             123,048
Shares issued as reinvestment of dividends and distributions               0              35,092
                                                                 -----------         -----------
Total                                                                 91,452             158,140
Shares redeemed                                                      (90,380)            (49,004)
                                                                 -----------         -----------
Net increase in shares                                                 1,072             109,136
                                                                 ===========         ===========

Westcore Small-Cap Opportunity Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          361,698           1,515,823
Shares issued as reinvestment of dividends and distributions               0                   0
                                                                 -----------         -----------
Total                                                                361,698           1,515,823
Shares redeemed                                                     (524,186)         (1,752,444)
                                                                 -----------         -----------
Net decrease in shares                                              (162,488)           (236,621)
                                                                 ===========         ===========

--------------------------------------------------------------------------------
146             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

Notes to Financial Statements

Westcore Bond Funds

Westcore Flexible Income Fund

                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          265,462             329,888
Shares issued as reinvestment of dividends and distributions          29,501              76,446
                                                                 -----------         -----------
Total                                                                294,963             406,334
Shares redeemed                                                     (163,665)         (2,238,983)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                    131,298          (1,832,649)
                                                                 ===========         ===========

Westcore Plus Bond Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                        1,403,844           5,544,832
Shares issued as reinvestment of dividends and distributions         159,099             281,287
                                                                 -----------         -----------
Total                                                              1,562,943           5,826,119
Shares redeemed                                                   (1,576,246)         (3,993,321)
                                                                 -----------         -----------
Net increase/(decrease) in shares                                    (13,303)          1,832,798
                                                                 ===========         ===========

Westcore Colorado Tax-Exempt Fund
                                                                 For the Six
                                                                Months Ended     For the Year Ended
                                                              November 30, 2001     May 31, 2001
                                                              -----------------     ------------
Shares sold                                                          912,307           1,466,235
Shares issued as reinvestment of dividends and distributions          68,104             130,165
                                                                 -----------         -----------
Total                                                                980,411           1,596,400
Shares redeemed                                                     (835,276)           (920,988)
                                                                 -----------         -----------
Net increase in shares                                               145,135             675,412
                                                                 ===========         ===========

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 147

                          Notes to Financial Statements


3. Unrealized Appreciation and Depreciation On Investments (Tax Basis)

Westcore Equity Growth Funds

                                                Westcore         Westcore          Westcore
                                                 MIDCO          Growth and         Small-Cap
                                              Growth Fund       Income Fund       Growth Fund
                                             -------------     -------------     -------------
As of November 30, 2001
Gross appreciation (excess of
  value over tax cost)                       $  25,925,179     $   3,407,298     $   1,105,566
Gross depreciation (excess of
  tax cost over value)                         (10,561,047)         (566,906)       (2,954,527)
                                             -------------     -------------     -------------
Net unrealized appreciation/(depreciation)   $  15,364,132     $   2,840,392     $  (1,848,961)
                                             =============     =============     =============
Cost of investments for
  income tax purposes                        $ 120,804,267     $  14,299,942     $  21,461,581
                                             =============     =============     =============

                                               Westcore          Westcore          Westcore
                                                Select         International     International
                                                 Fund          Frontier Fund      Select Fund
                                             -------------     -------------     -------------
As of November 30, 2001
Gross appreciation (excess of
  value over tax cost)                       $   3,382,450     $   2,137,474     $     181,540
Gross depreciation (excess of
  tax cost over value)                            (785,314)       (3,763,368)         (423,545)
                                             -------------     -------------     -------------
Net unrealized appreciation/(depreciation)   $   2,597,136     $  (1,625,894)    $    (242,005)
                                             =============     =============     =============
Cost of investments for
  income tax purposes                        $  18,071,743     $  20,555,682     $   3,812,501
                                             =============     =============     =============

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148             Semi-Annual Report November 30, 2001 (Unaudited)          [LOGO]

                          Notes to Financial Statements

Westcore Equity Value Funds

                                               Westcore          Westcore          Westcore
                                               Blue Chip          Mid-Cap          Small-Cap
                                                 Fund        Opportunity Fund  OPportunity Fund
                                             -------------     -------------     -------------
As of November 30, 2001
Gross appreciation (excess of
  value over tax cost)                       $   7,061,866     $     387,783     $   2,312,472
Gross depreciation (excess of
  tax cost over value)                          (2,696,480)         (385,267)       (3,791,788)
                                             -------------     -------------     -------------
Net unrealized appreciation/(depreciation)   $   4,365,386     $       2,516     $  (1,479,316)
                                             =============     =============     =============
Cost of investments for
  income tax purposes                        $  40,937,223     $   4,284,267     $  36,125,012
                                             =============     =============     =============

Westcore Bond Funds
                                                Westcore          Westcore         Westcore
                                                Flexible         Plus Bond         Colorado
                                              Income Fund           Fund        Tax-Exempt Fund
                                             -------------     -------------     -------------
As of November 30, 2001
Gross appreciation (excess of
  value over tax cost)                       $     230,607     $   1,639,045     $   1,674,681
Gross depreciation (excess of
  tax cost over value)                            (531,740)       (1,082,606)          (12,246)
                                             -------------     -------------     -------------
Net unrealized appreciation/(depreciation)   $    (301,133)    $     556,439     $   1,662,435
                                             =============     =============     =============
Cost of investments for
  income tax purposes                        $   8,432,649     $  54,043,352     $  46,215,555
                                             =============     =============     =============

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                          Notes to Financial Statements


4. Investment Advisory Fees, Administrative Fees and Other Related Party Transactions

     The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA") for all Funds. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders.

     Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 1.20%, 1.05%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the
average net assets for Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

     ALPS Mutual Fund Services, Inc. ("ALPS") and DIA serve as the Funds' co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

     Effective October 1, 2001, the Co-Administrators and the Investment Adviser advised the Trust that they intend to waive fees or reimburse expenses with respect to each of the Funds until at least September 30, 2002 so that the Net Annual Fund Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.30%, 1.15%, 1.50%, 1.50%, 1.15%, 1.25%, 1.30%, 0.85%, 0.55%, and 0.65%,
respectively. Without such fee waivers, for the six months ended November 30, 2001, the Total Annual Fund Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.36%, 1.75%, 2.24%, 1.52%, 2.29%, 3.15%, 1.34%, 2.97%, 1.79%, 1.87%, 1.07%, and
1.10%, respectively.

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                          Notes to Financial Statements


     Certain officers of the Funds are also officers of DIA. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the investment adviser, follow strict guidelines and policies on personal trading as outlined in the Trust's and the investment adviser's respective Codes of Ethics.

     Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

     The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the Deferral Plan will not affect the net assets of the Fund.

     Shareholders individually holding more than 5% of the Funds' outstanding shares as of November 30, 2001, constituted 18.13% of Westcore MIDCO Growth Fund, 27.64% of Westcore Growth and Income Fund, 15.94% of Westcore Small-Cap Growth Fund, 9.65% of Westcore Select Fund, 17.34% of Westcore International Frontier Fund, 38.72% of Westcore International Select Fund, 58.01% of Westcore Blue Chip Fund, 53.58% of Westcore Mid-Cap Opportunity Fund, 27.97% of Westcore Small-Cap Opportunity Fund, 25.25% of Westcore Flexible Income Fund, 69.96% of Westcore Plus Bond Fund and 6.34% of Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DIA and/or certain officers of DIA representing 5.16% of Westcore Growth and Income Fund, 8.03% of Westcore Small-Cap Growth Fund, 9.65% of Westcore Select Fund, 9.36% of Westcore International Frontier Fund, 18.86% of Westcore International Select Fund, 53.58% of Westcore Mid-Cap Opportunity Fund, 19.90% of Westcore Flexible Income Fund and 6.34% of Westcore Colorado Tax-Exempt Fund.

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                          Notes to Financial Statements


5. Illiquid or Restricted Securities

     As of November 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Funds' adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 2001 for the Westcore Select, Westcore Flexible Income and Westcore Plus Bond Funds was $102,000, $96,965 and $614,897 respectively, which represents 0.49%, 1.19% and 1.11% of the Funds' net assets, respectively. Of the preceding amounts for the Westcore Select, Westcore Flexible Income and Westcore Plus Bond Funds, $102,000, $0 and $0, respectively, is considered restricted. Information concerning restricted securities is as follows:

                                                              Valuation Per Unit
                                    Acquisition      Cost           as of
Security                               Dates       Per Unit    November 30, 2001
--------                               -----       --------    -----------------
Westcore Select Fund
Common Stocks
World Wireless Communications Inc.   02/16/2000      $3.00           $0.51

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[LOGO] WESTCORE FUNDS    Better research makes the difference.


370 17th Street
Suite 3100
Denver, CO 80202
1-800-392-CORE (2673)
www.westcore.com


Westcore Trustees and Officers:
Jack D. Henderson, Trustee, Chairman
McNeil S. Fiske, Trustee
James B. O'Boyle, Trustee
Lyman E. Seely, Trustee
Robert L. Stamp, Trustee
Kenneth V. Penland, President, Trustee
Jasper R. Frontz, Treasurer
Lisa B. Mougin, Asst. Treasurer
W. Bruce McConnel, Secretary


This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by ALPS Distributors, Inc.

WC120